                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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[ X ] Preliminary Proxy Statement
[   ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[   ] Definitive Proxy Statement
[   ] Definitive Additional Materials
[   ] Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12

                                     The Brinson Funds
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                      (Name of Registrant as Specified In Its Charter)

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          (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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          pursuant to Exchange  Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     4.   Proposed maximum aggregate value of transaction:

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[  ] Fee paid previously with preliminary proxy materials.

[  ] Check box if any part of the fee is offset as provided  by  Exchange  Act
     Rule  0-11(a)(2)  and identify the filing for which the  offsetting fee was paid  previously.  Identify the previous filing by  registration  statement number, or the Form or Schedule and the date of its filing.

      1)    Amount Previously Paid:
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      2)    Form, Schedule or Registration Statement No.:
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      4)    Date Filed:
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                               THE BRINSON FUNDS
                        IMPORTANT SHAREHOLDER INFORMATION

These  materials  are  for a  special  meeting  of  shareholders  (the  "Special
Meeting") of The Brinson Funds (the "Trust").  The Special  Meeting is scheduled to be held on May 9, 2002 at 10:00 a.m.,  Eastern time.  This  information  will provide you with details of the proposals to be voted on at the Special Meeting, and includes your Proxy Statement and proxy card. A proxy card is, in essence, a ballot.  When you vote your proxy, it tells us how you wish to vote on important issues relating to your Fund(s).  If you complete and sign the proxy, we'll vote it  exactly  as you tell us. If you  simply  sign the  proxy,  we'll  vote it in accordance  with the  recommendations  of the Board of  Trustees of the Trust on page 6 of the Proxy Statement.

We  urge  you to  spend a few  minutes  reviewing  the  proposals  in the  Proxy
Statement. Then, fill out the proxy card and return it to us so that we know how you would like to vote. When  shareholders  return their proxies  promptly,  the
Trust will be able to save money by not having to conduct additional mailings.

We welcome your comments.  If you have any questions,  call the toll free number
1-866-214-6803.

                                THE BRINSON FUNDS

A LETTER FROM THE PRESIDENT

Dear Shareholders:

I am writing to request that you consider a number of important matters relating to your  investment in the series of The Brinson Funds (the "Trust").  The Trust will be holding a special meeting of shareholders (the "Special Meeting") of the
Trust.  The Special  Meeting will be held on May 9, 2002 at 10:00 a.m.,  Eastern time, at the offices of the Trust's  principal  underwriter  and  administrator,
Brinson Advisors,  Inc., at 51 West 52nd Street,  16th Floor, New York, New York
10019-6114.  The  materials  that we have  included  discuss the proposals to be voted on at the Special Meeting that will affect the future of the Trust and the eighteen series of the Trust (each a "Fund" or a "Series" and, collectively, the
"Funds" or "Series").

The Board of Trustees (the "Board") of the Trust recommends that shareholders of the Funds (the "shareholders") cast their votes in favor of:

          1.      Electing four Trustees to the Board of Trustees of the Trust;

          2.      Approving the  elimination  of the permanent  expense caps for the Funds;

          3.      Approving amended Investment  Advisory  Agreements between the
                  Trust,  on  behalf  of each  Fund,  and Brinson Partners, Inc.
                 ("Brinson");

          4.      Amending  certain  of  the  Funds'   fundamental   investment
                  restrictions; and

          5.      Eliminating  certain  of the  Funds'  fundamental  investment restrictions.

PLEASE TAKE A MOMENT TO REVIEW THIS  DOCUMENT AND FILL OUT,  SIGN AND RETURN THE
ENCLOSED PROXY CARD.

The Board has proposed obtaining  shareholder approval to elect the four current
Trustees of the Trust.

The Board has also proposed  eliminating the permanent  expense caps that are in place for certain Funds and replacing  them with  one-year  contractual  expense caps, to be reviewed by the Board on an annual basis. This is the approach taken by most fund complexes.

In  addition,  the Board has  proposed  amendments  to the  Investment  Advisory
Agreements  for the Funds.  The  amended  Investment  Advisory  Agreements  will provide Brinson with greater  flexibility in utilizing the investment  expertise of its foreign affiliates in the UBS AG investment  advisory network, as well as provide  Brinson with the authority to engage  sub-advisors  for the Funds.  The amended  Investment  Advisory  Agreements  will  also  permit  Brinson  to  seek reimbursement  for fees it waived and expenses it reimbursed  for a Fund,  under certain conditions.

Finally,  the Board has  proposed  amending  and/or  eliminating  certain of the
Funds' fundamental  investment policies. We believe that the recommended changes will  provide  additional  investment  flexibility  for the  Funds,  as  further described  in the  attached  Proxy  Statement.  We  urge  you to  approve  these proposals, which are designed to benefit all shareholders by providing the Funds with greater flexibility in pursuing their investment objectives.

The Proxy  Statement  includes a question and answer format  designed to provide you with a simpler and more concise explanation of certain issues. Although much of the  information  in the Proxy  Statement is technical and is required by the various  regulations  that  govern  the Trust and the  Funds,  we hope that this format will be helpful to you.

                                                     Sincerely,

                                                     Brian M. Storms
                                                     President
                                                     The Brinson Funds

                                THE BRINSON FUNDS

                            209 South LaSalle Street
                             Chicago, Illinois 60604

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                                       of
                                THE BRINSON FUNDS

                             To be held May 9, 2002

TO THE SHAREHOLDERS OF THE BRINSON FUNDS

NOTICE IS HEREBY  GIVEN THAT A SPECIAL  MEETING OF  SHAREHOLDERS  of The Brinson
Funds (the  "Trust")  will be held on May 9, 2002 at the  offices of the Trust's principal underwriter and administrator, Brinson Advisors, Inc., at 51 West 52nd
Street, 16th Floor, New York, NY 10019-6114. (The special meeting is referred to in this Proxy  Statement as the "Special  Meeting.")  Shareholders of the Global
Balanced Fund,  Global Equity Fund, Global Technology Fund, Global Biotech Fund,
Global Bond Fund, U.S. Balanced Fund, U.S. Large Cap Equity Fund, U.S. Large Cap
Growth Fund,  U.S. Small Cap Growth Fund, U.S. Equity Fund, U.S. Bond Fund, High
Yield  Fund,  International  Equity  Fund and U.S.  Value  Equity  Fund  will be eligible to vote at the Special  Meeting.  The Special  Meeting  will convene at
10:00 a.m.,  Eastern time. The Trust proposes to mail this notice of the Special
Meeting,  the proxy card, and the Proxy Statement on or about March 31, 2002, to shareholders of record as of February 26, 2002.

The following  proposals will be presented to the shareholders of the Funds (the
"shareholders"):

1.   To elect four Trustees to the Board of the Trust;

2.   To approve or disapprove the elimination of the permanent  expense caps for the Funds (all Funds except U.S. Value Equity Fund);

3.   To approve or disapprove amended Investment Advisory Agreements between the
     Trust, on behalf of each Fund, and Brinson Partners, Inc. ("Brinson");

4.   To approve or disapprove  amendments to the Funds'  fundamental  investment restrictions:

          (a)  To amend the Funds' fundamental investment restrictions regarding borrowing  (applies to the Global  Balanced  Fund,  Global Equity
               Fund, Global Bond Fund, U.S. Balanced Fund, U.S. Large Cap Equity
               Fund, U.S. Equity Fund, U.S. Bond Fund and  International  Equity
               Fund only);

          (b)  To amend the Funds' fundamental investment restrictions regarding underwriting  (applies to the Global Balanced Fund, Global Equity
               Fund, Global Bond Fund, U.S. Balanced Fund, U.S. Large Cap Equity
               Fund, U.S. Equity Fund, U.S. Bond Fund and  International  Equity
               Fund only);

          (c)  To amend the Funds' fundamental investment restrictions regarding lending (applies to the Global Balanced Fund, Global Equity Fund,
               Global Bond Fund, U.S. Balanced Fund, U.S. Large Cap Equity Fund,
               U.S.  Equity Fund, U.S. Bond Fund and  International  Equity Fund
               only);

          (d)  To amend the Funds' fundamental investment restrictions regarding investments in real estate  (applies to the Global Balanced Fund,
               Global Equity Fund,  Global Bond Fund,  U.S.  Balanced Fund, U.S.
               Large Cap Equity  Fund,  U.S.  Equity  Fund,  U.S.  Bond Fund and
               International Equity Fund only);

          (e)  To amend the Funds' fundamental investment restrictions regarding investments in commodities  (applies to the Global Balanced Fund,
               Global Equity Fund,  Global Bond Fund,  U.S.  Balanced Fund, U.S.
               Large Cap Equity  Fund,  U.S.  Equity  Fund,  U.S.  Bond Fund and
               International Equity Fund only);

          (f)  To amend the Funds' fundamental investment restrictions regarding issuing senior  securities and making short sales (applies to the
               Global Balanced Fund,  Global Equity Fund, Global Bond Fund, U.S.
               Balanced Fund, U.S. Large Cap Equity Fund, U.S. Equity Fund, U.S.
               Bond Fund and International Equity Fund only);

          (g)  To amend the Funds' fundamental investment restrictions regarding industry  concentration  (applies  to the Global  Balanced  Fund,
               Global Equity Fund,  Global Bond Fund,  U.S.  Balanced Fund, U.S.
               Large Cap Equity  Fund,  U.S.  Equity  Fund,  U.S.  Bond Fund and
               International Equity Fund only); and

          (h)  To amend the Funds' fundamental investment restrictions regarding diversification  (applies  to the Global  Balanced  Fund,  Global
               Equity Fund,  U.S.  Balanced Fund, U.S. Large Cap Equity Fund and
               U.S. Bond Fund only).

5.   To approve the elimination of certain fundamental  investment  restrictions of the Funds (the  following  sub-proposals  apply to the  Global  Balanced
     Fund,  Global Equity Fund, Global Bond Fund, U.S. Balanced Fund, U.S. Large
     Cap Equity Fund, U.S. Equity Fund, U.S. Bond Fund and International  Equity
     Fund only):

          (a)  To  eliminate  the  Funds'  fundamental  investment  restrictions regarding investing for control or management;

          (b)  To  eliminate  the  Funds'  fundamental  investment  restrictions regarding purchasing securities on margin;

          (c)  To  eliminate  the  Funds'  fundamental  investment  restrictions regarding investing in unseasoned issuers;

          (d)  To  eliminate  the  Funds'  fundamental  investment  restrictions regarding investments in other investment companies;

          (e)  To  eliminate  the  Funds'  fundamental  investment  restrictions regarding investing in puts, calls and straddles; and

          (f)  To  eliminate  the  Funds'  fundamental  investment  restrictions regarding  investments in oil, gas and/or mineral  exploration or development programs or leases.

Only  those  shareholders  of record of the  Funds at the close of  business  on
February  26, 2002 will be entitled to notice of, and to vote on, the  proposals at the Special Meeting, or at any adjournments thereof.

Shareholders may attend in person. If you plan to attend the Special Meeting, so indicate  on the  enclosed  proxy card and return it  promptly  in the  enclosed envelope.  No postage is  required if mailed in the United  States.  Whether you will able to attend or not,  PLEASE VOTE,  SIGN AND DATE THE PROXY AND RETURN IT
PROMPTLY.

March 31, 2002                                By Order of the Board of Trustees,

                                              Amy R. Doberman
                                              Secretary
                                              The Brinson Funds

================================================================================
                           PLEASE RETURN YOUR PROXY IMMEDIATELY
                        TO PREVENT ADDITIONAL SOLICITATION EXPENSE
================================================================================

                                TABLE OF CONTENTS

                                                                                     PAGE
                                                                                     ----

Questions and Answers:  About the Special Meeting and the Proxy Statement............   1

Proposal #1:  To Elect Four Trustees to the Board of the Trust.......................

Proposal #2: Approval of the  Elimination of the Permanent  Expense Caps for the
Funds................................................................................

Proposal #3:  Approval of Amended  Investment  Advisory  Agreements  between the
Trust,     on    behalf    of    each    Fund,     and     Brinson     Partners,
Inc..................................................................................

Proposal  #4:  Approval  of  Amendments  to Certain  of the  Funds'  Fundamental
Investment Restrictions..............................................................

            #4(a):Borrowing Money....................................................
            #4(b):Underwriting Securities............................................
            #4(c):Lending............................................................
            #4(d):Investments in Real Estate.........................................
            #4(e):Investments in Commodities.........................................
            #4(f):Issuing Senior Securities and Making Short Sales...................
            #4(g):Concentration of Investments.......................................
            #4(h):Diversification of Investments.....................................

Proposal #5:  Approval of the  Elimination of Certain of the Funds'  Fundamental
Investment Restrictions..............................................................

            #5(a):Investing for Control or Management................................
            #5(b):Purchasing Securities on Margin....................................
            #5(c):Investments in Unseasoned Issuers..................................
            #5(d):Investments in Other Investment Companies..........................
            #5(e):Investing in Puts, Calls and Straddles.............................
            #5(f):Investments in Oil, Gas and/or Mineral Exploration or
                  Development Programs or Leases.....................................

Other Business.......................................................................

Information about the Trust..........................................................

Further Information about Voting and the Special Meeting.............................

                                THE BRINSON FUNDS

                            209 South LaSalle Street
                             Chicago, Illinois 60604

                                 PROXY STATEMENT

                    QUESTIONS AND ANSWERS: ABOUT THE SPECIAL
                         MEETING AND THE PROXY STATEMENT

INFORMATION ABOUT VOTING

Q              Who is asking for my vote?

A.             The Board of  Trustees  (the  "Board" or the  "Trustees")  of The
               Brinson Funds (the "Trust") requests your vote on several matters in  connection  with the  special  meeting of  shareholders  (the
               "Special Meeting") of the Trust. The Special Meeting will be held at 10:00 a.m.,  Eastern  time,  on May 9, 2002, at the offices of the Trust's  principal  underwriter  and  administrator,  Brinson
               Advisors,  Inc., at 51 West 52nd Street, 16th Floor, New York, NY
               10019-6114.  The Trust proposes to mail the Notice of the Special
               Meeting, the proxy card and the Proxy Statement on or about March
               31, 2002, to shareholders of record as of February 26, 2002.

               The  Trust  was  established  as a  Delaware  business  trust  on
               December 1, 1993.  This Proxy  Statement  relates to the fourteen
               (14)  series of the Trust with  shareholders  (each a "Fund," and collectively, the "Funds"):

                     o        Global Balanced Fund             o        U.S. Large Cap Growth Fund
                     o        Global Equity Fund               o        U.S. Small Cap Growth Fund
                     o        Global Technology Fund           o        U.S. Equity Fund
                     o        Global Biotech Fund              o        U.S. Bond Fund
                     o        Global Bond Fund                 o        High Yield Fund
                     o        U.S. Balanced Fund               o        International Equity Fund
                     o        U.S. Large Cap Equity Fund       o        U.S. Value Equity Fund

               A Fund may be referred to in this Proxy  Statement as a "Series,"
               and the Funds may be collectively called the "Series."

Q.             Who is eligible to vote?

A.             Shareholders  of record of the Funds at the close of  business on
               February 26, 2002 (the  "Record  Date") are entitled to notice of and to vote at the Special Meeting or at any adjournment thereof.
               Shareholders of record will be entitled to one vote for each full share and a fractional vote for each  fractional  share that they hold on each matter presented at the Special Meeting.

GENERAL INFORMATION ABOUT THE PROPOSALS

Q.                  What is being voted on at the Special Meeting?

A.                  The  Board  is  asking   shareholders   of  the  Funds  (the
                    "shareholders") to vote on the following proposals affecting the Funds:

 Proposal #          Proposal Description                     Applicable Funds
 ----------          --------------------                     ----------------

      1        To elect four Trustees to the     All Funds
               Board of the Trust

      2        To approve the elimination of     Global Balanced Fund, Global Equity Fund,
               the permanent expense caps for    Global Technology Fund, Global Biotech Fund,
               the Funds                         Global Bond Fund, U.S. Balanced Fund,
                                                 U.S. Large Cap Equity Fund, U.S. Large Cap
                                                 Growth Fund, U.S Small Cap Growth Fund,
                                                 U.S. Equity Fund, U.S. Bond Fund,
                                                 High Yield Fund and International Equity Fund

      3        To approve amended Investment     All Funds
               Advisory Agreements between the
               Trust, on behalf of each Fund,
               and Brinson Partners, Inc.
               ("Brinson")

      4        To amend certain of the Funds'
               fundamental investment
               restrictions:

    4(a)           Regarding borrowing           Global Balanced Fund, Global Equity Fund,
                                                 Global Bond Fund, U.S. Balanced Fund,
                                                 U.S. Large Cap Equity Fund, U.S. Equity
                                                 Fund, U.S. Bond Fund and International
                                                 Equity Fund

    4(b)           Regarding underwriting        Same Funds as listed above for Proposal
                   securities                    #4(a)

    4(c)           Regarding lending             Same Funds as listed above for Proposal
                                                 #4(a)

    4(d)           Regarding investments in      Same Funds as listed above for Proposal
                   real estate                   #4(a)

    4(e)           Regarding investments in      Same Funds as listed above for Proposal
                   commodities                   #4(a)

    4(f)           Regarding issuing senior      Same Funds as listed above for Proposal
                   securities and making short   #4(a)
                   sales

    4(g)           Regarding industry            Same Funds as listed above for Proposal
                   concentration                 #4(a)

    4(h)           Regarding diversification     Global Balanced Fund, Global Equity Fund,
                   of investments                U.S. Balanced Fund, U.S. Large Cap Equity
                                                 Fund and U.S. Bond Fund

      5        To eliminate certain of the
               Funds' fundamental investment
               restrictions:

    5(a)           Regarding investing for       Global Balanced Fund, Global Equity Fund,
                   control or management         Global Bond Fund, U.S. Balanced Fund,
                                                 U.S. Large Cap Equity Fund, U.S. Equity
                                                 Fund, U.S. Bond Fund and International
                                                 Equity Fund

    5(b)           Regarding purchasing          Same Funds as listed above for Proposal
                   securities on margin          #5(a)

    5(c)           Regarding investing in        Same Funds as listed above for Proposal
                   unseasoned issuers            #5(a)

    5(d)           Regarding investments in      Same Funds as listed above for Proposal
                   other investment companies    #5(a)

    5(e)           Regarding investing in        Same Funds as listed above for Proposal
                   puts, calls and straddles     #5(a)

    5(f)           Regarding investments in      Same Funds as listed above for Proposal
                   oil, gas and/or mineral       #5(a)
                   exploration or development
                   programs or leases

At its  meeting  on August 28,  2001,  the Board  considered  and  approved  the elimination of the permanent  expense caps for the Funds.  At that meeting,  the
Board also  reviewed  and  approved  the  proposed  changes  to the  fundamental investment  restrictions  of certain  Funds.  At  meetings  of the Board held on
August 28, 2001 and December 13, 2001,  the Board  considered  amendments to the
Investment  Advisory  Agreements  for the Funds.  The Board approved each of the amended Investment Advisory  Agreements,  and recommended that the Agreements be submitted for shareholder  approval.  Each of the proposed  Investment  Advisory
Agreements and changes are subject to shareholder approval. At a special meeting held on February  15,  2002,  the Board also  approved  submitting a proposal to shareholders for the election of the four Trustees.  The purposes of the Special
Meeting are set forth in the accompanying Notice.

Q.             How do the Trustees recommend that I vote on these proposals?

A.             The Trustees recommend that shareholders vote FOR each proposal.

INFORMATION REGARDING PROPOSAL #1

Q.             Who am I being  asked to elect as  Trustees  to the  Board of the
               Trust?

A.             Shareholders  are being asked to elect the four current  Trustees of the Trust: Walter E. Auch, Frank K. Reilly, Edward M. Roob and
               Brian M. Storms.

INFORMATION REGARDING PROPOSAL #2

Q.             Why is  management  proposing  the  elimination  of the permanent expense caps for the Funds?

A.             Each Fund, except for U.S. Value Equity Fund, is subject to an expense cap pursuant to which Brinson agreed to permanently waive its fees and reimburse  certain  expenses in order to limit total operating  expenses  to a set rate for each Fund.  Management  is proposing to eliminate the  permanent  expense caps for the Funds and institute one-year  contractual  expense caps in their place.
               Management  is  proposing  this change to better  align the Funds with their current retail focus and because the permanent  nature of the expense  caps is no longer  appropriate,  considering  the current  and  proposed  target  shareholder  base for the  Funds'
               shares.

Q.             What happens if the permanent expense caps are eliminated?

A.             If shareholders  approve the elimination of the permanent expense
               caps  for  the  Funds,   Brinson  will  put  in  place   one-year
               contractual  expense  caps at rates  identical  to the  permanent expense  caps.  The  continuation  of  the  one-year  contractual expense  cap for each Fund  will be  reviewed  by the Board  each year.

INFORMATION REGARDING PROPOSAL #3

Q.             Why is  management  proposing  an  amendment  to  the  Investment
               Advisory  Agreements  for  certain  Funds to  permit  Brinson  to utilize investment personnel of its foreign affiliates?

A.             Depending on the Fund,  the Funds'  current  Investment  Advisory
               Agreements  either do not explicitly allow any exchange,  or only allow a limited exchange,  of information between Brinson and its foreign  affiliates  in  managing  the  assets of the  Funds.  By amending the Investment  Advisory Agreements to explicitly permit
               Brinson to utilize the investment  personnel  associated with its foreign  affiliates,  Brinson will have the  opportunity  to take advantage of the investment  expertise of its foreign  affiliates in managing certain assets of the Funds.

Q.             Why is  management  proposing  an  amendment  to  the  Investment
               Advisory  Agreements for certain Funds that will provide  Brinson with the authority to engage sub-advisors?

A.             The current Investment  Advisory  Agreements for certain Funds do
               not   explicitly   permit  Brinson  to  engage  the  services  of
               sub-advisors.  Although  Brinson does not  currently  contemplate engaging  sub-advisors  for these Funds,  the amended  Investment
               Advisory   Agreement   will  provide   Brinson  with  the  future
               flexibility to enter into a sub-advisory  arrangement  for a Fund upon its  approval  by the Board and,  if  necessary,  the Fund's shareholders.

Q.             Why is  management  proposing  an  amendment  to  the  Investment
               Advisory  Agreements  for  certain  Funds to allow  Brinson to be reimbursed for fees it waived and expenses it reimbursed pursuant to the expense cap arrangements for the Funds?

A.             Certain  Funds'  current  Investment  Advisory  Agreements do not
               contain  a  reimbursement   provision  that  allows  Brinson,  in
               connection with its expense cap  arrangements  with the Funds, to be  reimbursed by a Fund for  previously  waived fees and assumed expenses  during a year that the  Fund's  expenses  are below its expense cap.  Each amended  Investment  Advisory  Agreement  will include a reimbursement provision,  which is common in the mutual fund industry for such expense cap arrangements.

Q.             Will these changes to the Funds' Investment  Advisory  Agreements affect the fees and expenses charged to shareholders?

A.             The proposed amended  Investment  Advisory  Agreement for each
               Fund will not  include an  increase  in the rate of the  advisory fees  payable to Brinson.  The  reimbursement  provision  in each amended  Investment  Advisory  Agreement,  however,  will provide
               Brinson with the ability to be  reimbursed by a Fund for fees and expenses  that it waives or reimburses  under the Fund's  expense cap arrangement in a year that the Fund's total expenses are less than its expense cap. The Investment  Advisory Agreements for the
               Funds,  other than the  Agreements  for Global  Technology  Fund,
               Global  Biotech Fund and U.S. Value Equity Fund, do not currently
               permit  Brinson  to  be  reimbursed  for  previously   waived  or
               reimbursed  fees  and  expenses.   In  a  year  that  Brinson  is
               reimbursed for previously waived fees and reimbursed  expenses, a
               Fund's  expenses for that year will be greater  under the amended
               Investment Advisory  Agreement,  which includes the reimbursement provision, then they would have been under the current Investment
               Advisory  Agreement,  which  does  not  include  a  reimbursement provision.

INFORMATION REGARDING PROPOSALS #4 AND #5

Q.             Why am I being  asked to approve  amendments  to the  fundamental investment restrictions of certain Funds?

A.             Certain of the Funds'  fundamental  investment  restrictions were adopted in response to state laws that are no longer  applicable, or to market  conditions  that no longer  exist,  and thus may be overly  restrictive.  Approval of the proposed amendment of these fundamental  restrictions  will  provide  the Funds with  greater
               investment   flexibility   within  the   boundaries   imposed  by
               applicable law. The proposed changes are not expected to have any immediate effect on the manner in which the Funds are managed.

Q.             Why am I being asked to approve the  elimination  of  fundamental investment restrictions of certain Funds?

A.             Several of the Funds' current fundamental investment restrictions reflect past  regulatory,  business or industry  conditions,  and practices  or  requirements  that are  outdated,  unnecessary  or potentially  burdensome.  Approval of the  proposals to eliminate certain investment  restrictions initially will not result in any immediate  changes  to the  management  of the  Funds,  but  will provide  the Funds  with  greater  flexibility  to  pursue  their investment goals.

Q.             Are there any  proposals  that will impact the Funds'  investment policies or limitations?

A.             Yes.  Although  none  of  the  proposed  changes  to  the  Funds'
               investment  restrictions is expected to materially impact the day to day  management  of the Funds,  it is proposed that certain of the Funds' investment  restrictions that are "fundamental"  (that is, those that cannot be changed without shareholder approval) be amended  or  eliminated.  If  these  proposals  are  approved  by shareholders, Brinson and the Board will have more flexibility to respond to future  developments by changing the Funds' investment policies in a manner  intended  to achieve the Funds'  investment goals without obtaining  shareholder approval.  Shareholders,  of course, will be informed of any significant changes to the Funds'
               investment restrictions before such changes are implemented,  and
               any   additional   amendments  to  the   fundamental   investment
               restrictions  will be required to be submitted  to  shareholders,
               for  their  approval.   These  proposals  are  intended  only  to
               eliminate the cost and delay of seeking shareholder  approval for changes  in  investment  restrictions  that  would not  otherwise require convening a shareholder meeting. Given the minimal impact of  these  changes  on the day to day  management  of the  Funds, shareholder  approval  of  these  proposals  is not  expected  to increase the Funds' overall level of risk.

ADDITIONAL INFORMATION REGARDING THE PROPOSALS

Q.             When will the proposals take effect if they are approved?

A.             If Proposal #2 is approved,  the  permanent  expense caps for the
               Funds will be  eliminated  on or about  June 1,  2002.  The other proposals will become effective  immediately upon approval of the shareholders.

Q.             How do I vote my shares?

A.             You may vote your shares (i) in person,  by attending the Special
               Meeting,  or (ii) by mail or fax. To vote by mail, sign, date and send us the enclosed proxy in the envelope provided.  You can fax your vote by signing  and dating the proxy and faxing  both sides of the card to [1-___-___-____].

               Proxycards  that are  properly  signed,  dated and received at or prior to the Special  Meeting will be voted as specified.  If you specify a vote for any of  Proposals  #1 through  #5,  your proxy will be voted  as you  indicate.  If you  simply  sign,  date and return  the  proxy  card,  but do not  specify  a vote for any of
               Proposals #1 through #5, your shares will be voted by the proxies as follows:

               o IN FAVOR of the election of the four Trustees (Proposal #1);

               o IN FAVOR of  eliminating  the  permanent  expense  caps for the
               Funds (Proposal #2);

               o IN FAVOR of the amended Investment  Advisory Agreements between the Trust, on behalf of each Fund, and Brinson (Proposal #3);

               o IN FAVOR of amending the  fundamental  investment  restrictions that apply to the Funds (Proposals #4(a)-#4(h)); and

               o IN FAVOR of eliminating the fundamental investment restrictions that apply to the Funds (Proposals #5(a)-#5(f)).

Q.             If I send my proxy in now as  requested,  can I change my vote later?

A.             You may revoke  your proxy at any time  before it is voted by:
               (1) sending to the  Secretary of the Trust a written  revocation, or (2)  forwarding  a  later-dated  proxy that is received by the
               Trust at or prior to the Special  Meeting,  or (3)  attending the
               Special Meeting and voting in person.  Even if you plan to attend the Special  Meeting,  we ask that you return the enclosed proxy.
               This will help us ensure  that an  adequate  number of shares are present for the Special Meeting to be held.

                                  THE PROPOSALS

PROPOSAL #1: TO ELECT FOUR TRUSTEES TO THE BOARD OF THE TRUST

Who are shareholders being asked to elect as Trustees?

Management has proposed the election of Walter E. Auch, Frank K. Reilly,  Edward
M.  Roob and  Brian M.  Storms  (collectively  the  "Nominees")  to the Board of
Trustees of the Trust. Each Nominee is currently a member of the Board.  Messrs.
Auch,  Reilly and Roob have served in their  capacities as Trustees of the Trust since May 1994,  December 1993 and February  1995,  respectively,  and were last elected by  shareholders  of the Trust on  February  17,  1995.  Mr.  Storms was
appointed  to the Board in May 2001 to fill the vacancy that  resulted  from the resignation  of Andrew J.  O'Reilly.  Mr. Storms (the  "Interested  Trustee") is
considered  an  "interested  person" of the Trust as that term is defined by the
Investment  Company  Act of  1940,  as  amended  (the  "1940  Act"),  due to the positions he holds with Brinson and its  affiliates.  Messrs.  Auch,  Reilly and
Roob (collectively,  the "Independent  Trustees") are not considered  interested persons under the 1940 Act.

All Nominees have consented to serve if elected.  If elected,  each Nominee will hold office without limit in time until he dies,  resigns,  is declared bankrupt or incompetent by a court of competent jurisdiction, or is removed, or until the
next  meeting  of   shareholders   to  elect   Trustees  and  the  election  and
qualification  of his successor.  Election of a Trustee is by a plurality  vote, which means that the four individuals  receiving the greatest number of votes at the Special  Meeting will be deemed to be elected.  If each of the four Nominees is elected,  they will  constitute the entire Board of the Trust.  If Mr. Storms should  withdraw or otherwise  become  unavailable  for  election,  a substitute nominee  shall  be  selected  by  management.  If any of the  Nominees  that are
Independent  Trustees  should  withdraw  or  otherwise  become  unavailable  for election,  the selection of a substitute  nominee shall be made by a majority of the Independent Trustees.

Listed in the tables below,  for each  Nominee,  is a brief  description  of the
Nominee's  experience  as a Trustee of the Trust and as a director or trustee of other funds, as well as other recent professional experience:

Independent Trustees

------------------------------- ---------------------------------------------------
Name, Address and Age           Walter E. Auch
                                6001 N. 62nd Place
                                Paradise Valley, AZ  85253
                                Age:  80
------------------------------- ---------------------------------------------------
------------------------------- ---------------------------------------------------
Positions Held with the Trust   Trustee
------------------------------- ---------------------------------------------------
------------------------------- ---------------------------------------------------
Term of Office(1) and Length of Trustee since 1994
Time Served
------------------------------- ---------------------------------------------------
------------------------------- ---------------------------------------------------
Principal Occupations During    Retired; prior thereto, Chairman and CEO of
the Past 5 Years                Chicago Board of Options Exchange 1979-1986.
                                Trustee, Brinson Supplementary Trust since 1997.
                                Director, Fort Dearborn Income Securities, Inc.
                                1987-1995.
------------------------------- ---------------------------------------------------
------------------------------- ---------------------------------------------------
Number of Portfolios in Fund    39 portfolios in two registered investment
Complex Overseen by Nominee(2)  companies advised by Brinson
------------------------------- ---------------------------------------------------
------------------------------- ---------------------------------------------------
Other Directorships Held by     Trustee, Advisors Funds (17 portfolios); Trustee,
Nominee                         Smith Barney Fund Complex (27 portfolios);
                                Trustee, Nicholas Applegate Institutional Fund
                                (19 portfolios); Trustee, Banyan Strategic Realty
                                Trust; Director, Express America Holdings Corp.; and
                                Director, Semele Group Inc.
------------------------------- ---------------------------------------------------

------------------------------- ---------------------------------------------------
Name, Address and Age           Frank K. Reilly
                                College of Business Administration
                                University of Notre Dame
                                Notre Dame, IN  46556
                                Age:  66
------------------------------- ---------------------------------------------------
------------------------------- ---------------------------------------------------
Positions Held with the Trust   Chairman and Trustee
------------------------------- ---------------------------------------------------
------------------------------- ---------------------------------------------------
Term of Office(1)and Length of   Trustee since 1993
Time Served
------------------------------- ---------------------------------------------------
------------------------------- ---------------------------------------------------
Principal Occupations During    Professor, University of Notre Dame since 1982;
the Past 5 Years                Trustee, Brinson Supplementary Trust since 1997;
                                and Director, Battery Park Funds Inc. (1995-2001)
------------------------------- ---------------------------------------------------
------------------------------- ---------------------------------------------------
Number of Portfolios in Fund    40 Portfolios in three registered investment
Complex Overseen by Nominee(2)  companies advised by Brinson
------------------------------- ---------------------------------------------------
------------------------------- ---------------------------------------------------
Other Directorships Held by     Director, Discover Bank; Director, Morgan Stanley
Nominee                         Trust, FSB; and Director, NIBCO, Inc.
------------------------------- ---------------------------------------------------

------------------------------- ---------------------------------------------------
Name, Address and Age           Edward M. Roob
                                841 Woodbine Road
                                Northbrook, IL  60002
                                Age:  67
------------------------------- ---------------------------------------------------
------------------------------- ---------------------------------------------------
Positions Held with the Trust   Trustee
------------------------------- ---------------------------------------------------
------------------------------- ---------------------------------------------------
Term of Office(1) and Length of Trustee since 1995
Time Served
------------------------------- ---------------------------------------------------
------------------------------- ---------------------------------------------------
Principal Occupations During    Retired; prior thereto, Senior Vice President,
the Past 5 Years                Daiwa Securities America Inc. 1986-1993; Trustee,
                                Brinson Supplementary Trust since 1997; Director,
                                Brinson Trust Company since 1993; and Committee
                                Member, Chicago Stock Exchange 1993-1999.
------------------------------- ---------------------------------------------------
------------------------------- ---------------------------------------------------
Number of Portfolios in Fund    40 portfolios in three registered investment
Complex Overseen by Nominee(2)  companies advised by Brinson
------------------------------- ---------------------------------------------------
------------------------------- ---------------------------------------------------
Other Directorships Held by     CCM Fund Complex (9 portfolios)
Nominee
------------------------------- ---------------------------------------------------

  (1)    Each Trustee holds office for an indefinite  term.
  (2)    Each Nominee currently serves on the Board of the Trust and Board of Trustees of Brinson  Relationship  Funds.  Messrs.  Reilly and
       Roob also serve on the Board of Directors of Fort Dearborn Income
       Securities Inc.

Interested Trustee

------------------------------- ---------------------------------------------------
Name, Address and Age           Brian M. Storms
                                51 W. 52nd Street
                                16th Floor
                                New York, New York  10019
                                Age:  47
------------------------------- ---------------------------------------------------
------------------------------- ---------------------------------------------------
Positions Held with the Trust   Trustee and President
------------------------------- ---------------------------------------------------
------------------------------- ---------------------------------------------------
Term of Office(1) and Length of Trustee and President since 2001
Time Served
------------------------------- ---------------------------------------------------
------------------------------- ---------------------------------------------------
Principal Occupations During    Chief Operating Officer since September 2001 and
the Past 5 Years                President of Brinson Advisors, Inc. since March
                                1999.  Trustee, Brinson Supplementary Trust since
                                2001.  Chief Executive Officer of Brinson
                                Advisors, Inc. from October 2000 to September
                                2001; President of Prudential Investments
                                (1996-1999); and Managing Director, Fidelity
                                Investments (prior to 1996).  Mr. Storms is
                                president of 22 other investment companies
                                (consisting 46 portfolios) for which Brinson
                                Advisors, Brinson, UBS PaineWebber or one of
                                their affiliates serves as an investment advisor,
                                sub-advisor or manager.
------------------------------- ---------------------------------------------------
------------------------------- ---------------------------------------------------
Number of Portfolios in Fund    39 portfolios in two registered investment
Complex Overseen by Nominee(2)  companies advised by Brinson
------------------------------- ---------------------------------------------------
------------------------------- ---------------------------------------------------
Other Directorships Held by     None
Nominee
------------------------------- ---------------------------------------------------

  1    Each Trustee  holds  office  for an  indefinite  term.

  2    Each Nominee  currently  serves on the Board of the Trust and the
       Board of Trustees of Brinson Relationship Funds.  Messrs.  Reilly
       and Roob also serve on the Board of  Directors  of Fort  Dearborn
       Income Securities Inc.

       The tables below provide information  concerning the dollar range of shares that the  Nominees  owned in the Funds and in the other funds  overseen by the Nominees in the Brinson Family of Funds as of November 30, 2001:

Independent Trustees

---------------------------- -------------------------- --------------------------
      Name of Nominee         Dollar Range of Equity     Aggregate Dollar Range
                                                         of Equity Securities in
                                                          All Funds Overseen by
                                                           Nominee in Brinson
                              Securities in the Funds      Family of Funds(1)
---------------------------- -------------------------- --------------------------
---------------------------- -------------------------- --------------------------
Walter E. Auch               U.S. Equity Fund (Class      $10,000 to $50,000
                             Y)-$10,000 to $50,000

Frank K. Reilly              Global Balanced Fund         Over $100,000
                             (Class Y) - over $100,000

                             U.S. Small Cap Growth
                             Fund (Class Y) -less
                             than $10,000

Edward M. Roob               Global Balanced Fund         Over $100,000
                             (Class Y) - over $100,000
---------------------------- -------------------------- --------------------------

Interested Trustee

---------------------------- -------------------------- --------------------------
      Name of Nominee         Dollar Range of Equity     Aggregate Dollar Range
                              Securities in the Funds    of Equity Securities in
                                                          All Funds Overseen by
                                                           Nominee in Brinson
                                                           Family of Funds(1)
---------------------------- -------------------------- --------------------------
---------------------------- -------------------------- --------------------------
Brian M. Storms              $0                         $0
---------------------------- -------------------------- --------------------------

(1) This  represents  the  aggregate  dollar  value of the shares  owned by each
Trustee in the  registered  investment  companies in the Brinson Family of Funds for which the Trustee  serves as a director or  trustee.  The Brinson  Family of
Funds  includes  funds for which  Brinson is the  investment  advisor or Brinson
Advisors, Inc. is the principal underwriter.

How often do the Trustees meet and what are they paid?

The  role of the  Trustees  is to  provide  general  oversight  of  each  Fund's business,  and  to  ensure  that  the  Fund  is  operated  for  the  benefit  of shareholders.  During the  fiscal  year  ended  June 30,  2001,  there were four meetings of the Board,  and each Trustee then in office attended at least 75% of these  meetings.  The Audit Committee also met once during the fiscal year ended
June 30, 2001.  Each  Trustee who serves on the Audit  Committee  attended  this meeting.

Messrs.  Auch,  Reilly and Roob  currently  serve on the Audit  Committee of the
Board. The Audit Committee has the  responsibility,  among other things,  to (i)
recommend the  selection of the Trust's  independent  auditors,  (ii) review and approve the scope of the independent auditor's audit activity,  (iii) review the audited financial statements, and (iv) review with such independent auditors the adequacy of the Funds'  basic  accounting  system and the  effectiveness  of the
Funds'  internal  controls.  The Board has no separate  nominating or investment committee.

The Trust pays each Independent  Trustee a fee of $6,000 per year, plus $300 per
Fund per meeting,  and  reimburses  each Trustee for  out-of-pocket  expenses in connection  with  travel  and  attendance  at Board  meetings.  The table  below includes  certain  information  concerning the  compensation  of the Independent
Trustees for the fiscal year ended June 30, 2001:

---------------------------------------------------------------------------------------
 Name of Trustee  Aggregate Compensation from the    Total Compensation from the
                  Trust for Fiscal Year Ended June   Trust and Fund Complex Paid to
                             30, 2001*                         Trustees (*)
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
Walter E. Auch                $21,600                      $ 49,200
Frank K. Reilly                21,600                        61,800
Edward M. Roob                 21,600                        62,500
---------------------------------------------------------------------------------------

* This  amount  represents  the  aggregate  amount of  compensation  paid to the
Independent Trustees for: (a) service on the Board for the Trust's most recently completed  fiscal year;  and (b) service on the Board of  Trustees/Directors  of three other  investment  companies  managed by Brinson for the fiscal year ended
June 30, 2001, with respect to Messrs. Reilly and Roob, and two other investment companies  managed by  Brinson  for the fiscal  year ended June 30,  2001,  with respect to Mr. Auch. During this period, the Trust had thirteen operating Funds.
Mr. Storms did not receive any  compensation  from the Trust for the fiscal year ended June 30, 2001.

Who are the executive officers of the Trust?

The Trustees elect the officers of Trust, who are responsible for  administering the day to day operations of the Funds. The following  individuals are executive officers of the Trust: Brian M. Storms, Amy R. Doberman, Paul H. Schubert, David
E. Floyd,  Joseph T. Malone and Mark F. Kemper.  In addition to being  executive officers of the Trust,  these  individuals are also officers and/or employees of
Brinson  or  Brinson  Advisors,   Inc.  None  of  these   individuals   receives
compensation  from the Trust for services to the Trust.  Exhibit A of this Proxy
Statement   provides   information  about  these  officers,   including  certain
biographical  information,  the  positions  they  hold  with the Trust and their principal occupations over the past five years.

What approvals are required to elect the Nominees?

The Nominees will be elected by a plurality of votes cast by shareholders of the
Trust,  regardless  of the votes of the  individual  Funds.  This means that the
Nominees  receiving the largest number of votes will be elected to fill the four available Board positions.

         THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE
            ELECTION OF THE FOUR NOMINEES DESCRIBED IN PROPOSAL #1 AS
                              TRUSTEES OF THE TRUST

 PROPOSAL #2: APPROVAL OF THE ELIMINATION OF THE PERMANENT EXPENSE CAPS FOR THE
                                     FUNDS

This proposal applies to each Fund except U.S. Value Equity Fund.

Why are shareholders being asked to eliminate the permanent expense caps for the
Funds?

When each Fund was organized,  Brinson agreed to permanently  waive its fees and reimburse  certain  expenses to limit the total  operating  expenses  (excluding
12b-1 fees) of the Funds to the rates set forth in the chart below:

                     Funds                                  Expense Cap
Global Balanced Fund                                           1.10%
Global Equity Fund                                             1.00%
Global Technology Fund                                         1.55%
Global Biotech Fund                                            1.30%
Global Bond Fund                                               0.90%
U.S. Balanced Fund                                             0.80%
U.S. Large Cap Equity Fund                                     0.80%
U.S. Large Cap Growth Fund                                     0.80%
U.S. Small Cap Growth Fund                                     1.15%
U.S. Equity Fund                                               0.80%
U.S. Bond Fund                                                 0.60%
High Yield Fund                                                0.70%
International Equity Fund                                      1.00%

At the time that the permanent expense caps were put in place for the Funds, the
Funds were being offered almost  exclusively to specific types of  institutional shareholders,  such  as  foundations  and  endowments.  When  instituted,  these permanent  expense  caps were  appropriate  in order  for the  Funds to  compete effectively  in this  institutional  market.  In addition,  these  institutional shareholders  provided the Funds with a  relatively  stable asset base that made managing the Funds easier than managing funds offered to a more diverse group of shareholders.  As the  market  for the Funds has  evolved  to  include a broader variety of shareholders, the reasons for retaining the permanent expense caps no longer exist.

Shareholders  of the Funds are being asked to eliminate  the  permanent  expense caps for their Funds,  which  Brinson will  replace  with  one-year  contractual expense caps at rates that are identical to those listed in the chart above.  In the mutual fund  industry  generally,  and in the retail mutual fund industry in particular,  expense caps more typically are for a limited duration. Contractual expense caps  typically are  implemented at the  introduction  of a new fund, in order to  mitigate  the impact  that the fund's  start-up  costs may have on the fund's initial shareholders.  At the conclusion of the contractual period of the expense cap, the investment  advisor,  subject to board  approval,  then makes a determination  as to  whether  the  expense  cap  should  be  continued  for  an
additional   contractual  period  of  time  and  the  board  approves  any  such continuation of the expense cap. Eliminating the permanent nature of the expense caps for the Funds will allow  Brinson,  at the end of the one-year  contractual period,  to determine  the  appropriateness  of the expense cap for each Fund in light of changes in market and economic  conditions.  This will give Brinson the opportunity  to ensure  that the amount of fees and  expenses  that each Fund is responsible for paying remains at a competitive level that also is sufficient to enable  Brinson to continue to provide both quality  investment  management  and shareholder services for the Fund.

What happens if shareholders  approve the  elimination of the permanent  expense caps?

If shareholders  of the Funds approve the  elimination of the permanent  expense caps,  the current  expense  caps will be  replaced  with  one-year  contractual expense  caps  pursuant  to which  Brinson  will  agree  to  waive  its fees and reimburse  expenses at the current expense cap levels for a one-year period from
June 1, 2002 to May 31, 2003. Thereafter,  the expense cap for each Fund will be reviewed  each  year,  at which time its  continuation  will be  considered  and discussed by Brinson and the Board.

How will the fees and expenses that the Funds pay be affected by the elimination of the permanent expense caps?

If the  permanent  expense caps are  eliminated,  the fees and expenses that the
Funds are  responsible  for paying will not increase for the current fiscal year because the  permanent  expense  caps will be  replaced by one-year  contractual expense caps at identical  rates.  However,  at the  conclusion  of the one-year period,  the  amount  of fees  and  expenses  paid by a Fund  may  increase.  To illustrate the difference between Fund expenses with and without any expense cap in place,  the chart below shows the total  operating  expenses  before  waivers and/or  reimbursements  and after waivers and/or  reimbursements for the Class Y shares of each Fund during the fiscal year ended June 30, 2001.

                                      Expenses Before Waivers/    Expenses After Waivers/
               Funds                       Reimbursements             Reimbursements
               -----                       --------------             --------------
Global Balanced Fund                          1.05%                        1.05%
Global Equity Fund                            1.12%                        1.00%
Global Technology Fund                        4.60%                        1.55%
Global Biotech Fund                           3.86%                        1.30%
Global Bond Fund                              1.12%                        0.90%
U.S. Balanced Fund                            1.14%                        0.80%
U.S. Large Cap Equity Fund                    2.03%                        0.80%
U.S. Large Cap Growth Fund                    1.34%                        0.80%
U.S. Small Cap Growth Fund                    1.23%                        1.15%
U.S. Equity Fund                              0.92%                        0.80%
U.S. Bond Fund                                0.73%                        0.60%
High Yield Fund                               0.89%                        0.72%
International Equity Fund                     1.06%                        1.03%

The  "Expenses  and Fee Tables" for each Fund  describing  the fees and expenses that a shareholder  pays directly or indirectly as an investor in the Fund, both under the permanent  expense cap and the one-year  contractual  expense cap, are provided in Exhibit B to this Proxy Statement.  The information contained in the
"Expenses and Fee Tables" is identical  under both the permanent and contractual expense caps. Also provided in Exhibit B is the "Expense Example" for each Fund, showing the costs of  investing  in the Fund,  based on a  hypothetical  $10,000 investment by a shareholder  if the  shareholder  held his or her shares for the periods of 1, 3, 5 or 10 years.  The Expense Examples are provided for each Fund showing the hypothetical  costs under both the current permanent expense cap and the proposed one-year  contractual expense cap. The "Expense Example" for a Fund under the permanent  expense cap reflects the costs of investing in a Fund for a shareholder  if the current  expense  cap rate  remained in place for the entire
10-year period. The "Expense Example" for a Fund under the one-year  contractual expense  cap  shows  the costs of  investing  in the Fund  with the  contractual expense cap in place for the one-year period but assumes that no expense cap was in place at the conclusion of the one-year  period.  Therefore,  the costs shown for the 3, 5 and 10 year periods  under the  "Expense  Example" for the one-year contractual expense cap are greater than those shown for those periods under the
"Expense Example" for the permanent expense cap.

What approvals are required to eliminate permanent expense caps?

The  elimination  of the  permanent  expense cap amounts to an amendment to each
Fund's  investment  advisory  agreement  as it relates to a potential  change in contractual arrangements.  Consequently,  the approval of the elimination of the permanent  expense cap for each Fund  requires the approval of a majority of the outstanding  voting  securities  of the  Fund.  The  vote of a  majority  of the outstanding  voting securities of a Fund means the vote of the lesser of (A) 67%
or more of the  voting  securities  of the Fund  present  at a  meeting,  if the holders of more than 50% of the  outstanding  voting  securities of the Fund are present or represented by proxy; or (B) more than 50% of the outstanding  voting securities of the Fund (a "Majority Vote").

                        THE BOARD OF TRUSTEES RECOMMENDS
    THAT SHAREHOLDERS VOTE FOR THE ELIMINATION OF THE PERMANENT EXPENSE CAPS

  PROPOSAL #3: APPROVAL OF AMENDED INVESTMENT ADVISORY AGREEMENTS, BETWEEN THE
                   TRUST, ON BEHALF OF EACH FUND, AND BRINSON

Why  are  shareholders  being  asked  to  approve  amended  Investment  Advisory
Agreements for the Funds?

Brinson  provides  portfolio  management,  research  and  analysis for the Funds pursuant to separate Investment  Advisory Agreements  (collectively the "Current
Brinson   Agreements,"  and  individually,   a  "Current  Brinson   Agreement").
Shareholders  are being asked to approve the  replacement of each Fund's Current
Brinson  Agreement  with an  amended  Investment  Advisory  Agreement  (each  an
"Amended Brinson Agreement" and collectively,  the "Amended Brinson Agreements")
between  the Trust  and  Brinson.  Depending  on the Fund,  an  Amended  Brinson
Agreement  is being  proposed  to revise or add at least one,  but not more than three,  material provisions to the Agreement.  The provisions  include:  (i) the authority to engage  sub-advisors  for the Fund (the  "Sub-Advisor  Provision");
(ii) the  utilization of foreign  affiliates by Brinson in the management of the
Fund (the "Foreign Affiliate  Provision");  and (iii) the ability for Brinson to
be  reimbursed  for  previously   waived  fees  and  reimbursed   expenses  (the
"Reimbursement   Provision").   The  differences  between  the  Current  Brinson
Agreements  and the  Amended  Brinson  Agreements  with  regard  to these  three provisions are discussed below.

The Current  Brinson  Agreement  relating to the Global Bond Fund is attached to this Proxy  Statement as Exhibit C. Each of the Current  Brinson  Agreements  is
identical,  with the exception of: (i) the  identification of the relevant Fund,
(ii) the fees  payable by the  various  Funds to Brinson (as  described  further below)  and  (iii)  certain  other  differences  detailed  below.  Many  of  the differences  among the Current Brinson  Agreements are the result of the Special
Meeting of Shareholders  held in 2000. At that Special Meeting of  Shareholders, shareholders  approved the Current  Brinson  Agreements  for the U.S.  Large Cap
Growth Fund, U.S. Small Cap Growth Fund, High Yield Fund, Global Technology Fund
and Global Biotech Fund (collectively the "Sub-Advised  Funds" and individually, each a "Sub-Advised Fund") to include a Sub-Advisor Provision and the removal of
restrictions   regarding   employing   foreign   affiliates   as   sub-advisors.
Shareholders for the Global Balanced Fund, Global Equity Fund, Global Bond Fund,
International  Equity Fund,  U.S.  Balanced Fund, U.S. Bond Fund, U.S. Large Cap
Equity Fund,  U.S.  Value  Equity Fund and U.S.  Equity Fund  (collectively  the
"Non-Sub-Advised  Funds" and individually,  each a "Non-Sub-Advised  Fund") were not  asked to  approve  amended  Investment  Advisory  Agreements  in 2000,  and therefore,  the Current Brinson Agreements for the Non-Sub-Advised  Funds do not
contain these  amendments.  However,  if approved by shareholders,  each Amended
Brinson   Agreement   will  be   identical,   with  the  exception  of  (i)  the
identification  of the relevant  Fund,  and (ii) the fees payable by the various
Funds to Brinson (as  described  further  below).  Attached as Exhibit D to this
Proxy Statement is the form of Amended Brinson Agreement for the Funds.

How do the provisions of the Amended Brinson Agreements differ from the terms of the Current Brinson Agreements?

The overwhelming majority of the material provisions of a Fund's Current Brinson
Agreement  and its Amended  Brinson  Agreement  are  identical.  The terms of an
Amended  Brinson  Agreement  for a Fund are  identical  to its  Current  Brinson
Agreement as the  Agreements  relate to (i) the duties of Brinson as  investment advisor to the Fund, (ii) the execution of portfolio transactions by Brinson for the Fund,  (iii) the reports that  Brinson  must  furnish to the Fund,  (iv) the standard of care that governs Brinson in serving as advisor to the Fund, (v) the duration of the  Agreements,  and (vi)  certain  other  provisions  that are not material  to  the  present  purposes.  Significantly,  the  provisions  for  the compensation  of Brinson for its advisory  services  are also  identical in each
Fund's Amended Brinson Agreement and its Current Brinson Agreement. The approval of the Amended Brinson Agreements will not result in any increase in the rate of the investment advisory fee payable to Brinson by any Fund.

However,  a Fund's Amended Brinson Agreement may differ from its Current Brinson
Agreement  with  regard to the  Foreign  Affiliate  Provision,  the  Sub-Advisor
Provision and the Reimbursement Provision, as discussed below.

The Foreign Affiliate Provision

Unlike  the  Current  Brinson  Agreement  for each  Fund,  the  Amended  Brinson
Agreements  will  explicitly  permit  Brinson to utilize the services of certain investment  advisory personnel of its affiliates located throughout the world in its management of the assets of the Funds.  The Current  Brinson  Agreements for the  Non-Sub-Advised  Funds  allow for only a limited  exchange  of  information between  Brinson and  foreign  subsidiaries  of UBS AG ("UBS") in  managing  the
assets  of  these  Series.   Under  the  Current  Brinson   Agreements  for  the
Non-Sub-Advised  Funds,  Brinson is  permitted to obtain  statistical  and other factual  information  and advice  regarding  economic  factors  and trends  from foreign  subsidiaries  and to utilize  the  trading  departments  of its foreign affiliates.  However,  the Current  Brinson  Agreements for the  Non-Sub-Advised
Funds state that Brinson may not  generally  receive  advice or  recommendations regarding the purchase or sale of  securities  from foreign  subsidiaries.  Note that the Current Brinson  Agreements for the  Sub-Advised  Funds do not contain any explicit provisions for utilizing the resources of the foreign affiliates of
Brinson.  The Amended  Brinson  Agreement  for each Fund will  include a Foreign
Affiliate  Provision  that will permit Brinson to obtain  statistical  and other factual  information  and advice  regarding  economic  factors  and trends  from foreign subsidiaries,  utilize the trading departments of its foreign affiliates and obtain investment services from certain investment advisory personnel of its
affiliates   located   throughout  the  world  to  the  extent  permitted  under
interpretations  of the staff of the Securities and Exchange  Commission ("SEC")
of the federal securities laws.

The Foreign Affiliate  Provision in the Amended Brinson  Agreements will enhance the Funds'  ability to benefit from the  investment  expertise of  affiliates of
Brinson located  throughout the world.  Under SEC staff  interpretations  of the federal  securities  laws,  subject to certain  requirements,  an SEC registered investment advisor,  such as Brinson, is permitted to obtain investment services in managing the assets of its advisory  clients,  including  mutual funds,  from individuals associated with its foreign affiliates. As stated above, the Amended
Brinson  Agreements  explicitly provide that Brinson may utilize the services of certain  investment  advisory personnel of its affiliates located throughout the world.  Under  this  provision,  Brinson  will  have the  authority  to  utilize analysts,  portfolio  managers,  asset allocation  experts and others located in offices of its foreign  affiliates  in managing  the assets of the Funds.  While
Brinson  does  intend  to  utilize  the  investment  personnel  of  its  foreign affiliates in managing the assets of the Funds with a global focus, Brinson does not contemplate  using such  investment  personnel in managing the assets of the
Funds  that  invest  substantially  all of their  assets in U.S.  issuers.  This provision is only being added to the Amended  Brinson  Agreements for these U.S.
Funds in order to make the provisions in the Amended Brinson Agreements standard for all Funds and to permit Brinson to utilize such foreign investment personnel to the limited  extent that their services could be beneficial in the event that a U.S. Fund invests in a foreign security.

The Sub-Advisor Provision

The Current  Brinson  Agreements  for the  Non-Sub-Advised  Funds do not provide
Brinson  with  the  authority  to  engage  sub-advisors.   The  Amended  Brinson
Agreements,  in their  Section  8,  specifically  authorize  Brinson  to utilize sub-advisors  by providing  that  Brinson  may, at its own  expense,  select and contract with one or more  affiliated or  unaffiliated  sub-advisors  registered under the Investment Advisers Act of 1940, as amended, to perform some or all of the  investment  advisory  services for a Fund. The Amended  Brinson  Agreements state  that  Brinson  will  continue  to have  responsibility  for all  advisory services  furnished by any  sub-advisor  for a Fund, and may, at any time in its sole  discretion,  terminate the services of any  sub-advisor.  The sub-advisory provision in the Amended Brinson  Agreements is  substantially  identical to the provision  regarding  engaging  sub-advisors  contained  in the Current  Brinson
Agreements for the Sub-Advised Funds. Each of the Sub-Advised Funds is currently being sub-advised by Brinson Partners (NY), Inc.

Although  sub-advisory  arrangements  are  not  currently  contemplated  for any
Non-Sub-Advised  Funds, this provision will provide Brinson with the flexibility in the  future to employ a  sub-advisor  for one of these  Funds  upon Board and shareholder approval, if necessary, of a sub-advisory agreement. The approval of the Amended Brinson Agreements will also make the Investment Advisory Agreements for all Funds standard with respect to the ability to engage sub-advisors.

The Reimbursement Provision

The Current Brinson  Agreements,  except for the Current Brinson  Agreements for the Global  Technology Fund, Global Biotech Fund, and U.S. Value Equity Fund, do
not contain a provision  that allows  Brinson to be reimbursed  for fees Brinson waives and expenses Brinson reimburses  pursuant to the expense cap arrangements for the Funds. The Amended Brinson Agreements,  in their Section 4, provide that
Brinson is  entitled  to  reimbursement  by a Fund for the amount of the fees it waived or reduced and the expenses it reimbursed  with respect to the applicable
Fund,   subject  to  the   following   conditions:   (1)  Brinson  must  request
reimbursement  within  five  years  from  the date on which  the  waiver  and/or reimbursement  was made,  (2) the Fund  must be able to  reimburse  Brinson  and remain within the operating expense limit currently in effect for that Fund, and
(3) any reimbursement must not include any amounts previously  reimbursed by the
Fund to Brinson.  In other words, under the Reimbursement  Provision,  in a year that a Fund's  total  expenses  (excluding  12b-1 fees) is less than its expense cap,  Brinson  is  entitled  to  receive  payment  from  that  Fund  for fees it previously  waived or expenses it previously  reimbursed up to the amount of the expense cap currently in effect for that Fund.  The  Reimbursement  Provision in the Amended Brinson  Agreements is substantially  identical to the Reimbursement
Provision in the Investment  Advisory Agreements for the Global Technology Fund,
Global Biotech Fund,  U.S. Value Equity Fund,  U.S. Small Cap Equity Fund,  U.S.
Real Estate Equity Fund,  Emerging Markets Debt Fund and Emerging Markets Equity
Fund.  With the approval of the Amended  Brinson  Agreement  for each Fund,  the
Investment  Advisory  Agreements  for all of the Funds  will  contain  identical
Reimbursement Provisions.

What factors did the Board consider in approving the Amended Brinson Agreements?

The Board,  at its meetings on August 28, 2001 and  December 13, 2001,  upon the recommendation  of Brinson,  considered  the proposal to approve  replacing each
Fund's Current Brinson  Agreement with an Amended Brinson  Agreement between the
Trust and Brinson, and authorized the submission of the proposal to shareholders for approval.

The Board  considered  that the  Amended  Brinson  Agreements  would  explicitly authorize Brinson to take advantage of the investment  expertise with respect to foreign securities available through certain investment personnel of its foreign affiliates in the UBS investment  advisory  network.  The Board also  considered that approval of such changes would permit Brinson to fully exploit the benefits that may be derived from its being part of the UBS investment  advisory network.
The Board noted that to the extent that Brinson engaged investment  personnel of foreign  affiliates to assist in the management of the assets of a Fund, Brinson would maintain  responsibility for monitoring the foreign  investment  personnel with respect to the  recommendations  and advice  relating to the Fund and would continue to have ultimate  responsibility  with respect to the management of the
Fund's assets.

The Board also  considered  that the Amended  Brinson  Agreements  would provide
Brinson with the future flexibility to engage sub-advisors to assist in managing the  Non-Sub-Advised  Funds'  portfolios.  The  Board  noted  that the  proposed provision  regarding the ability to engage  sub-advisors  in the Amended Brinson
Agreement for each Fund is identical to the  provision  contained in the Current
Brinson  Agreements  for the  Sub-Advised  Funds,  which  were  approved  by the shareholders of the  Sub-Advised  Funds in 2000. The Board noted that while this provision  would  permit  Brinson to engage a  sub-advisor  for a Fund without a future amendment to its investment advisory  agreement,  any future sub-advisory arrangement would be required to be approved by the Board and, if necessary, the
Fund's shareholders.

In addition,  the Board reviewed the  Reimbursement  Provision  contained in the
Amended Brinson  Agreements that permits Brinson to seek  reimbursement for fees that it waives and expenses it reimburses  under the expense cap arrangements in place for the  Funds.  The Board  noted that with  regard to this  Reimbursement
Provision, Brinson must request reimbursement within five years from the date on which the waiver and/or reimbursement was made and that the applicable Fund must be able to reimburse Brinson and remain under the expense cap currently in place for that Fund.  The Board  considered  that  Brinson  would only be  entitled to reimbursement  for fees that  were  previously  waived  and  expenses  that were previously  reimbursed  with respect to a Fund,  in a year when the Fund's total expenses (excluding 12b-1 fees) were less than the Fund's expense cap. The Board also considered that reimbursement  provisions for expense cap arrangements were becoming  common in the mutual fund industry.  The Board also noted that Brinson was already  permitted  to seek  reimbursement  for waived  fees and  reimbursed expenses under the Investment Advisory Agreements for seven series of the Trust.
Finally,  the Board  noted that the Amended  Brinson  Agreements  are  otherwise identical to the Current Brinson Agreements.

What are the other material provisions of the Current Brinson Agreements and the
Amended Brinson Agreements?

As  stated  above,  most  of the  material  provisions  of the  Current  Brinson
Agreements  and the  Amended  Brinson  Agreements  (collectively,  the  "Brinson
Agreements")  are identical.  The Brinson  Agreements  provide that Brinson will manage the  investment  and  reinvestment  of the assets of each Fund,  and will continuously  review,  supervise and administer the investment  programs of each
Fund, to determine,  in Brinson's discretion,  the assets to be held uninvested.
Brinson is  responsible  for  providing  the Trust with  records  regarding  its investment advisory  activities that the Trust is required to maintain,  and for rendering  regular  reports to the  Trust's  officers  and  Trustees  concerning
Brinson's discharge of its responsibilities under the Brinson Agreements.

Brinson will, at its own expense, provide office space,  furnishings,  equipment and personnel  required for performing its duties under the Brinson  Agreements.
Brinson also  furnishes  all  necessary  advisory and  research  facilities  and prepares  reports to comply with the reporting  requirements  of various federal and state regulatory authorities.  Each Fund pays all of its respective expenses other than those expressly assumed by Brinson.

The Brinson  Agreements  provide  that  decisions  regarding  the  placement  of portfolio brokerage are made by Brinson,  with the primary  considerations being to obtain  efficiency  in execution of orders and the most  favorable net prices for each Fund.  Consistent with those objectives,  transactions may be allocated to brokers and dealers that furnish certain research  services to Brinson.  Such research  services  supplement  Brinson's own research  activities and provide a benefit to Brinson that is not easily  evaluated in terms of a dollar amount and is not reflected in a direct monetary  benefit to any Fund. Such research may be used to benefit  other  investment  companies and advisory  accounts  advised by
Brinson, as well as each Fund. Transactions may also be executed through brokers and dealers who sell shares of a Fund,  subject to  Brinson's  duty to seek best execution  for  trades.  The  Brinson  Agreements  authorize  Brinson  to  place portfolio  transactions for the Funds with  broker-dealers  for commissions that are greater than another broker or dealer might charge if Brinson  determines in good faith that the commission  paid was reasonable in relation to the brokerage or research services provided by such member,  broker or dealer, viewed in terms of that  particular  transaction  or  Brinson's  overall  responsibilities  with respect  to the  Funds,  and to other  fund and  advisory  accounts  as to which
Brinson exercises investment discretion.

The Brinson  Agreements  are effective for two years from the date on which they are executed.  The Brinson  Agreements  are renewable  for  successive  one year periods if such  continuance  is approved at least annually by: (i) the Board or by the vote of a majority of the respective Fund's outstanding voting securities as defined in the 1940 Act;  and (ii) by the vote of a majority of Trustees  who are not parties to the Brinson Agreements or "interested  persons" as defined in the 1940 Act,  of any such  party,  cast in person at a meeting  called  for the purpose of voting on such approval.

Each Brinson  Agreement may be terminated,  without penalty,  at any time by the
Trust,  on behalf  of a Fund or by  Brinson  on 60 days'  written  notice.  Each
Brinson Agreement will automatically terminate in the event of its assignment.

What are the fees under the Current  Brinson  Agreements and the Amended Brinson
Agreements?

Under the Brinson Agreements, Brinson receives monthly fees based on the average daily net assets of each Fund at the following annual rates:

Funds                                                             Advisory Fee
-----                                                             ------------

Global Balanced Fund                                                     0.80%
Global Equity Fund                                                       0.80%
Global Bond Fund                                                         0.75%
International Equity Fund                                                0.80%
U.S. Balanced Fund                                                       0.70%
U.S. Bond Fund                                                           0.50%
U.S. Large Cap Equity Fund                                               0.70%
U.S. Equity Fund                                                         0.70%
High Yield Fund                                                          0.60%
U.S. Large Cap Growth Fund                                               0.70%
U.S. Small Cap Growth Fund                                               1.00%
Global Biotech Fund                                                      1.15%
Global Technology Fund                                                   1.40%
U.S Value Equity Fund                                                    0.70%

For each  Sub-Advised  Fund,  Brinson pays Brinson  Partners (NY), Inc., for its services  as  sub-advisor  to each  Sub-Advised  Fund,  a portion  of the fee it receives  from  each  Sub-Advised  Fund at the rate of  0.10% of the  applicable
Sub-Advised  Fund's  average net  assets.  The  approval of the Amended  Brinson
Agreements  will not  result in any  increase  in the rate of the  advisory  fee listed above for any Fund.

Currently,  each Fund,  except U.S. Value Equity Fund, is subject to a permanent expense cap  pursuant  to which  Brinson has agreed to waive all or a portion of its advisory  fees and to  reimburse  certain  expenses so that total  operating expenses  (excluding  12b-1 fees) of the Fund do not exceed a specified rate for the Fund. If Proposal #2 in this Proxy  Statement is approved by shareholders of a Fund,  the  permanent  expense cap for the Fund will be replaced by a one-year contractual  expense  cap at an  identical  rate.  As  stated  above,  under the
Reimbursement  Provision in each  Amended  Brinson  Agreement,  in a year that a
Fund's  total  expenses  (excluding  12b-1 fees) are less than its expense  cap,
Brinson is  entitled  to receive  payment  from the Fund for fees it  previously waived or expenses it previously  reimbursed up to the amount of the expense cap currently in effect for the Fund. If the Reimbursement  Provision in the Amended
Brinson  Agreement had been in place during the fiscal year ended June 30, 2001,
Brinson would have been  permitted to be reimbursed by the Global  Balanced Fund and International Equity Fund for previously waived fees and reimbursed expenses at the rate of 0.11% and 0.01% of average  net  assets,  respectively.  The U.S.
Value Equity Fund is currently subject to a one-year contractual expense cap, in which  Brinson has agreed from  September 1, 2001 through  September 1, 2002, to waive its fees and reimburse  certain expenses so that total operating  expenses
(excluding 12b-1 fees) do not exceed 0.85%.

What fees did Brinson receive last year under the Current Brinson Agreements?

For the fiscal  year ended June 30,  2001,  the gross  advisory  fees  earned by
Brinson, the net advisory fees paid after Brinson's fee waivers and the expenses of each Fund paid by Brinson, were as follows:

                                                 Net Advisory Fees
                          Gross Advisory Fees     Paid After Fee          Fund Expenses
         Funds             Earned by Brinson           Waiver            Paid by Brinson
         -----            -------------------           ------           ---------------
Global Balanced Fund          $1,629,697            $1,629,697                    $0
Global Equity Fund              $516,271              $443,277               $72,994
Global Bond Fund                $290,895              $206,610               $84,285
International Equity          $2,413,368            $2,398,738               $14,630
Fund
U.S. Balanced Fund              $113,210               $57,778               $55,432
U.S. Bond Fund                  $321,255              $237,585               $83,670
U.S. Large Cap Equity            $48,938                    $0               $86,264
Fund
U.S. Equity Fund              $1,050,438              $875,328              $175,110
High Yield Fund                 $317,198              $227,248               $89,950
U.S. Large Cap Growth            $65,657               $14,679               $50,978
Fund
U.S. Small Cap Growth           $507,842              $465,732               $42,110
Fund
Global Biotech Fund              $23,776                    $0               $52,816
Global Technology Fund           $25,043                    $0               $54,478

For the  fiscal  year  ended  June 30,  2001,  the Funds  listed  below paid the following  brokerage  commissions to UBS Warburg LLC ("Warburg"),  an affiliated broker-dealer of Brinson:

                           Aggregate Dollar        Percentage of         Percentage of
                               Amount of             Aggregate          Aggregate Dollar
                         Commissions Paid to    Commissions Paid to     Amount Paid to
Funds                           Warburg               Warburg               Warburg
-----                           -------               -------               -------
Global Balanced Fund            $58,857                 22.83%                22.88%
Global Equity Fund               $3,838                  2.89%                 4.71%
U.S. Balanced Fund               $3,449                 17.69%                17.99%
U.S. Equity Fund               $107,381                 39.26%                33.82%
U.S. Large Cap Equity           $10,773                 42.32%                50.35%
Fund
U.S. Large Cap Growth            $2,356                 20.71%                32.12%
Fund
Global Technology Fund           $1,346                 16.92%                20.17%
Global Biotech Fund                $254                  2.72%                10.34%

The Current  Brinson  Agreements for the Funds were approved and continued for a one-year  period at a meeting  of the Board  held on  February  16,  2001.  At a meeting  held on December  13,  2001,  the Board  approved  the Current  Brinson
Agreements  for an interim  period from March 1, 2002 to April 1, 2002.  Each of the Current Brinson Agreements for the Non-Sub-Advised  Funds is dated April 25,
1995,  except for the  Agreement  for the U.S.  Large Cap Equity Fund,  which is dated November 24, 1997 and the Agreement for the U.S. Value Equity Fund,  which is dated May 23, 2000. The Current  Brinson  Agreements for the Global  Balanced
Fund, Global Equity Fund, Global Bond Fund,  International  Equity Fund and U.S.
Equity  Fund  were  last  approved  by  shareholders  at a  Special  Meeting  of
Shareholders on February 17, 1995, at which shareholders approved the Agreements in  anticipation  of the merger of Brinson  with  Swiss  Bank  Corporation.  The
Current  Brinson  Agreements for the U.S.  Balanced Fund,  U.S. Bond Fund,  U.S.
Value  Equity  Fund and U.S.  Large Cap Equity  Fund were  approved  by the sole initial  shareholder of the respective Fund in connection with the  commencement of operations of the Fund. The Current Brinson  Agreements between the Trust, on behalf of each  Sub-Advised  Fund,  are each dated December 7, 2000. The Current
Brinson  Agreements for the Sub-Advised Funds were last approved by shareholders at a Special Meeting of Shareholders on October 30, 2000, at which  shareholders approved  amendments to the Agreements to permit Brinson to engage  sub-advisors and  to  remove  restrictions  in the  Agreements  regarding  employing  foreign affiliates as sub-advisors.

If an Amended  Brinson  Agreement is not approved by shareholders of a Fund, the
Current Brinson Agreement for that Fund will remain in place, and the Board will consider what additional action, if any, should be taken.

What approvals are required to implement the Amended Brinson Agreements?

The approval of the Amended Brinson  Agreement for each Fund requires a Majority
Vote of that Fund.

                        THE BOARD OF TRUSTEES RECOMMENDS
                     THAT SHAREHOLDERS VOTE FOR THE AMENDED
                 BRINSON AGREEMENTS AS DESCRIBED IN PROPOSAL #3

                 APPROVAL OF AMENDMENTS TO CERTAIN OF THE FUNDS'
                       FUNDAMENTAL INVESTMENT RESTRICTIONS

Introduction to Proposals #4(a) through #4(h) and #5(a) through #5(f)

Why  are  the  Funds  amending  or  eliminating  certain  of  their  fundamental investment restrictions?

The Funds are  subject to specific  investment  restrictions  that govern  their investment activities.  Under the 1940 Act, certain investment  restrictions are required to be "fundamental,"  which means that the investment  restrictions can only be changed by a  shareholder  vote.  An  investment  company may  designate
additional   restrictions   that  are   fundamental,   and  it  may  also  adopt
"non-fundamental"  restrictions,  which may be changed by the company's trustees without shareholder approval. These restrictions limit the investment activities of Brinson as the Funds' investment advisor.

After the Trust was organized in 1993, certain legal and regulatory requirements applicable to investment  companies changed.  For example,  certain restrictions that were  historically  imposed by state laws and regulations were preempted by
the  National  Securities  Markets  Improvement  Act  of  1996  ("NSMIA"),   and
therefore,  these state  requirements  no longer apply to investment  companies.
Certain  of  the  Funds  are  currently   subject  to   fundamental   investment
restrictions  that are either more restrictive than those required under present law or are no longer  required  at all,  or that were  adopted  in  response  to regulatory, business and industry conditions that no longer exist.

Accordingly, the Trustees have determined to present to the shareholders certain proposed  changes to the  fundamental  investment  restrictions of the Funds for their consideration. The proposed amendments would:

o simplify,  modernize and  standardize the  fundamental  restrictions  that are required  to be stated  under the 1940 Act;  and

o eliminate those fundamental restrictions that are no longer required by either the securities laws of the various states or the SEC.

Brinson  believes there are several  distinct  advantages in revising the Funds'
fundamental  investment  restrictions  at this time. It is in the  shareholders'
best interests to eliminate  restrictions on how the Funds are managed that were put in place because of regulatory and business conditions that no longer exist.
Because there will be fewer fundamental investment  restrictions,  there will be less need in the future to seek shareholder  approval to make the changes to how the Funds are managed.  This will save  shareholders  the costs  associated with holding shareholder meetings in the future. Brinson believes that its ability to manage the Funds' assets in a changing  investment  environment will be enhanced because the Funds will have greater investment management flexibility to respond to market,  industry,  regulatory  or technical  changes by being able to revise
certain  investment   policies  with  Board  approval  only.   Furthermore,   by
standardizing  investment   restrictions,   the  Funds  will  be  able  to  more
efficiently and more easily monitor portfolio compliance.

The  recommended  changes are specified  below.  Each of Proposals #4(a) through
#4(h)  and  Proposals  #5(a)  through  #5(f)  will be  voted  on  separately  by shareholders  of each Fund that is effected  by the  proposed  changes,  and the approval of each  Proposal by each Fund will  require the approval by a Majority
Vote. (See "Further Information About Voting and the Special Meeting" below.)

Description of the Proposed Changes

The proposed standardized  fundamental investment restrictions cover those areas for which the 1940 Act requires the Funds to have fundamental restrictions. They reflect all current  regulatory and legal  requirements  under the 1940 Act, and are  written to provide  flexibility  to  respond to future  legal,  regulatory, market or technical  changes.  The  proposed  standardized  amendments  will not affect the Funds' investment objectives. Although the proposed amendments to the fundamental  investment  restrictions will give the Funds greater flexibility to respond to future investment opportunities, Brinson does not anticipate that the changes,  individually  or in the  aggregate,  will  result  at  this  time in a material  change in the level of investment  risk  associated with investment in the Funds. Nor does Brinson  anticipate that the proposed changes in fundamental
investment  restrictions  will,   individually  or  in  the  aggregate,   change
materially the manner in which the Funds are managed and operated.

The  Funds'  existing  investment  restrictions,   together  with  the  proposed
investment  restrictions,  are presented below. Certain investment  restrictions apply to some, but not to all, Funds. Shareholders of the affected Funds will be requested to vote on each proposed  restriction  separately.  For convenience of
reference,   the  Funds'  current  investment   restrictions  are  presented  in
bold-faced  type below,  and the Funds'  proposed  investment  restrictions  are presented in italics.  Following the restrictions,  the legal authority for each investment  restriction  is presented,  along with a discussion of the effect of each proposed change.

    PROPOSAL #4: APPROVAL OF AMENDMENTS TO THE FUNDS' FUNDAMENTAL INVESTMENT
                                  RESTRICTIONS

Each of the following  sub-proposals applies to the Global Balanced Fund, Global
Equity Fund,  Global Bond Fund, U.S.  Balanced Fund, U.S. Large Cap Equity Fund,
U.S. Equity Fund, U.S. Bond Fund and International Equity Fund, unless otherwise indicated.

    PROPOSAL #4(a): TO AMEND THE FUNDS' FUNDAMENTAL INVESTMENT RESTRICTIONS
                              REGARDING BORROWING

Current  Restriction:  Each Series may not borrow  money in excess of 33 1/3% of the value of its assets  except as a  temporary  measure  for  extraordinary  or emergency purposes to facilitate redemptions. All borrowings will be done from a bank and to the extent that such  borrowing  exceeds 5% of the value of a Fund's assets,  asset  coverage  of at least 300% is  required.  Each  Series  will not purchase securities when borrowings exceed 5% of that Series total assets.

Proposed Restriction: No Fund may borrow money in excess of 33 1/3% of the value of its assets  except as a temporary  measure  for  extraordinary  or  emergency purposes to facilitate redemptions.  All borrowings will be done from a bank and to the extent that such  borrowing  exceeds 5% of the value of a Fund's  assets, asset coverage of at least 300% is required.

What are the legal requirements governing borrowing by the Funds?

The  1940  Act  imposes  certain  limitations  on the  borrowing  activities  of investment  companies.  The  limitations on borrowing are generally  designed to
protect   shareholders  and  their  investments  by  restricting  an  investment company's  ability to subject its assets to any claims of  creditors  that might have a claim to the investment  company's assets or rights upon liquidation that would take precedence over the claims of shareholders. In addition, the 1940 Act limitations  reflect a  Congressional  intent to limit an  investment  company's exposure  to payments  to  creditors  so that the  investment  company  will not experience  difficulty in managing a portfolio to meet debt payment  obligations while  still  meeting  redemption  requests  on demand.  Under the 1940 Act,  an investment company's borrowing restriction must be fundamental.

What effect will amending the current fundamental borrowing restrictions have on the Funds?

The current  investment  restrictions for the Funds state that the Funds may not purchase  securities while borrowings exceed 5% of the value of the Funds' total assets.  The 1940 Act  limits on  borrowing  historically  were  interpreted  to prohibit investment  companies from making additional  investments in securities while  borrowings  exceeded  5% of total  assets.  However,  the 5% limit is not required under the 1940 Act and originated from informal  regulatory  positions.
Accordingly,  under the  proposed  restriction,  each Fund would be permitted to make  additional  investments,  even if  borrowings  exceed 5% of total  assets, provided that the Fund's  investment  advisor believed that this was in the best interests of the Fund and its shareholders.

                      THE BOARD OF TRUSTEES RECOMMENDS THAT
                      SHAREHOLDERS VOTE FOR PROPOSAL #4(a)

 PROPOSAL #4(b): TO AMEND THE FUNDS' FUNDAMENTAL INVESTMENT RESTRICTIONS REGARDING UNDERWRITING

Current  Restriction:  Each Series may not act as an  underwriter of securities, except that, in connection with the  disposition of a security,  a Series may be deemed to be an  "underwriter"  as that term is defined in the Securities Act of
1933, as amended ("1933 Act").

Proposed Restriction: No Fund may act as an underwriter,  except to the extent a
Fund may be deemed to be an underwriter when selling its own shares.

What are the legal requirements governing underwriting by the Funds?

Under the 1940 Act, the Funds' policies concerning  underwriting are required to be fundamental. Under the federal securities laws, a person or company generally is considered an underwriter if it  participates  in the public  distribution of securities of other  issuers,  usually by  purchasing  the  securities  from the
issuer  with  the  intention  of  reselling   the   securities  to  the  public.
Underwriters  are subject to  stringent  regulatory  requirements  and are often exposed to  substantial  liability.  Thus,  virtually all  investment  companies operate in a manner that allows them to avoid acting as underwriters.

What effect will  amending  the current  underwriting  restrictions  have on the
Funds?

The  proposed   restriction  is  similar  to  the  Funds'   current   investment
restrictions.  However, the proposed underwriting restriction would clarify that the Funds may sell their own shares without being deemed an  underwriter.  Under the 1940 Act, an investment  company will not be considered an underwriter if it sells its own shares pursuant to a written  distribution plan that complies with
Rule  12b-1  under the 1940 Act.  Also,  unlike  the  current  restriction,  the
proposed   restriction  does  not  include  an  exception  to  the  underwriting restriction for the disposition of securities.  The disposition of securities is not  included  as  an  exception  to  the  proposed  restriction  because  it is unnecessary in that the SEC staff has clarified that resales of privately placed securities by institutional  investors,  such as the Funds,  would not make them underwriters.  It is not anticipated  that adoption of the proposed  restriction would involve any additional risk as the proposed  restriction  would not affect the way the Funds are currently managed.

                      THE BOARD OF TRUSTEES RECOMMENDS THAT
                      SHAREHOLDERS VOTE FOR PROPOSAL #4(b)

 PROPOSAL #4(c): TO AMEND THE FUNDS' FUNDAMENTAL INVESTMENT RESTRICTIONS REGARDING LENDING

Current  Restriction:   Each  Series  may  not  make  loans,  except  that  this
restriction shall not prohibit:  (a) the purchase and holding of a portion of an issue of publicly  distributed  or  privately  placed debt  securities,  (b) the lending of portfolio  securities,  or (c) entry into repurchase  agreements with banks or broker-dealers.

Proposed  Restriction:  No Fund may make  loans to  other  persons  except:  (a)
through the lending of its  portfolio  securities,  (b) through the  purchase of debt securities,  loan participations  and/or engaging in direct corporate loans for  investment  purposes  in  accordance  with its  investment  objectives  and policies,  and (c) to the extent the entry into a repurchase agreement is deemed to be a loan.

What are the legal requirements governing lending by the Funds?

Under the 1940 Act, an investment  company's  policy  regarding  lending must be fundamental.  Certain investment techniques could, under certain  circumstances, be considered to be loans.  For example,  if a Fund invests in debt  securities, such investments might be considered to be a loan from the Fund to the issuer of the debt  securities.  In order to ensure  that the Funds may  invest in certain debt  securities  or  repurchase  agreements,  which also could  technically  be characterized as the making of loans, the Funds' current fundamental  investment
restrictions   specifically  exclude  such  investment   techniques  from  their
prohibitions  on making  loans.  In  addition,  the Funds'  current  fundamental restrictions  explicitly  permit the Funds to lend their  portfolio  securities.
Securities  lending is a  practice  that has  become  common in the mutual  fund industry (the Funds frequently engage in securities lending  transactions),  and involves  the  temporary  loan of portfolio  securities  to parties that use the securities for the settlement of other securities  transactions.  The collateral delivered to a Fund in connection  with such a  transaction  is then invested to provide the Fund with additional income it might not otherwise have.  Securities lending  involves  certain risks if the borrower fails to return the securities.
These risks are mitigated by ensuring that the loans are fully collateralized.

What effect will amending the current fundamental  lending  restrictions have on the Funds?

The proposed  restriction  is similar to the Funds'  current  restrictions,  but would provide the Funds with somewhat greater lending  flexibility.  In addition to those investment  techniques  specifically  excluded from the prohibitions on lending in the current investment  restrictions,  the proposed  restriction also would  permit the Funds to invest in loan  participations  and direct  corporate loans  for  investment  purposes  that  recently  have  become  more  common  as investments for investment companies.

It is not anticipated  that adoption of the proposed lending  restriction  would involve any additional  risk as the proposed  investment  restriction  would not affect the way the Funds are currently managed.

                      THE BOARD OF TRUSTEES RECOMMENDS THAT
                      SHAREHOLDERS VOTE FOR PROPOSAL #4(c)

    PROPOSAL #4(d): TO AMEND THE FUNDS' FUNDAMENTAL INVESTMENT RESTRICTIONS
                      REGARDING INVESTMENTS IN REAL ESTATE

Current  Restriction:  Each Series may not invest in real estate or interests in real estate (this will not prevent a Series from investing in publicly-held real estate  investment  trusts  or  marketable  securities  of  companies  which may represent  indirect  interests  in real  estate),  interests  in oil, gas and/or mineral exploration or development programs or leases.

Proposed  Restriction:  No Fund may purchase or sell real estate,  except that a
Fund may purchase or sell securities of real estate investment trusts.

What effects will amending the current  fundamental  restrictions  on the Funds'
investments in real estate have?

Under the 1940 Act, an investment  company's  investment  restriction  regarding investment  in real  estate  must  be  fundamental.  The  proposed  real  estate restrictions are substantially the same as the real estate limitation  contained in the Funds' current restrictions.  Accordingly,  the Funds will continue to be prohibited  from  directly  investing in real  estate,  but will be permitted to purchase or sell securities of real estate  investment  trusts.  Adoption of the proposed fundamental investment restriction is not expected to materially affect the way the Funds are managed or operated.

The  Funds'  fundamental  investment  restrictions  prohibiting  investments  in interests in oil, gas and/or  mineral  exploration  or  development  programs or leases,  which currently are grouped within one restriction,  are proposed to be eliminated, as discussed below, in Proposal #5(f) of this Proxy Statement.

                      THE BOARD OF TRUSTEES RECOMMENDS THAT
                      SHAREHOLDERS VOTE FOR PROPOSAL #4(d)

    PROPOSAL #4(e): TO AMEND THE FUNDS' FUNDAMENTAL INVESTMENT RESTRICTIONS
                      REGARDING INVESTMENTS IN COMMODITIES

Current  Restriction:  Each  Series  may not  purchase  or sell  commodities  or commodity contracts, but may enter into futures contracts and options thereon in accordance with its Prospectus.  Additionally, each Series may engage in forward foreign currency contracts for hedging and non-hedging purposes.

Proposed  Restriction:  No Fund may purchase or sell  commodities  except that a
Fund may  purchase  or sell  currencies,  may enter into  futures  contracts  on securities, currencies and other indices or any other financial instruments, and may purchase and sell options on such futures contracts.

What are the legal requirements governing investments in commodities?

Under the 1940 Act, an investment company's investment restriction regarding its investments  in  commodities  must be  fundamental.  The  most  common  types of commodities  are physical  commodities,  such as wheat,  cotton,  rice and corn.
However,  under federal law, futures contracts are considered to be commodities, and therefore, financial futures contracts, such as futures contracts related to stocks,  currencies,  stock indices or interest rates, are also considered to be
commodities.   Investment   companies  typically  invest  in  financial  futures
contracts and options related to such contracts for hedging or other  investment purposes.

What effect will amending the current investment restrictions have on the Funds?

The  proposed  commodities  restriction  would  clarify  that the Funds have the flexibility  to:  (i)  purchase  and sell  currencies,  (ii)  invest in  futures contracts  on  securities,  currencies  and various  indices or other  financial instruments,  and (iii)  purchase  and sell related  options.  Under the current
restriction,   the  Funds'  permissible  activities  were  confined  to  futures
contracts,   options  and  forward  foreign  currency  contracts.  The  proposed restriction  expands the types of instruments that the Funds may acquire and the types of  transactions  that the Funds may enter into. The proposed  restriction also  clarifies  that  investments  may be made  in  these  instruments  for any purpose, including for investment or hedging purposes.

It is not currently  anticipated that the proposed investment  restriction would result  at this  time in a  material  change  in the  level of  investment  risk associated with investment in the Funds. Using financial futures instruments can involve  substantial  risks,  and will be utilized only if Brinson believes such investments are advisable.

                      THE BOARD OF TRUSTEES RECOMMENDS THAT
                      SHAREHOLDERS VOTE FOR PROPOSAL #4(e)

    PROPOSAL #4(f): TO AMEND THE FUNDS' FUNDAMENTAL INVESTMENT RESTRICTIONS
           REGARDING ISSUING SENIOR SECURITIES AND MAKING SHORT SALES

The Funds are subject to fundamental  investment  restrictions on issuing senior securities that provide:

Current  Restriction:  A Series may not issue senior  securities.

The Funds are also subject to the  following  restrictions  pertaining to making short sales:

Current Restriction:  No Series may sell securities short or purchase securities on margin,  except such short-term credits as are necessary for the clearance of transactions.  For this purpose,  the deposit or payment by a Series for initial or maintenance  margin in connection with futures contracts is not considered to be the purchase or sale of a security on margin.

Proposed  Restriction:  No  Fund  may  issue  securities  senior  to the  Fund's presently authorized shares of beneficial interest, except that this restriction shall not be deemed to prohibit a Fund from (a) making any permitted borrowings, loans  or  pledges,  (b)  entering  into  options,  futures  contracts,  forward contracts,  repurchase transactions,  or reverse repurchase transactions, or (c)
making short sales of  securities up to 10% of a Fund's net assets to the extent permitted  by the  1940  Act and any  rule or  order  thereunder,  or SEC  staff interpretations thereof.

What are the legal  requirements  governing issuing senior securities and making short sales?

Under the 1940 Act, the Funds must have an investment  policy  describing  their ability to issue senior  securities.  A "senior  security" is defined  under the
1940 Act generally as an obligation  of an investment  company,  with respect to its earnings or assets,  that takes  priority over the claims of the  investment company's shareholders with respect to the same earnings or assets. The 1940 Act generally  prohibits a mutual fund from issuing senior  securities,  in order to limit the ability of the mutual fund to use leverage.  In general, a mutual fund uses leverage when it borrows money to enter into  securities  transactions,  or acquires an asset without being  required to make payment until a later point in time.

SEC staff  interpretations allow a mutual fund to engage in a number of types of transactions that might otherwise be considered to create "senior securities" or
"leverage,"  provided  certain  conditions  are met that are designed to protect shareholders.  For example,  some  transactions  that may create senior security concerns include short sales, certain options and futures transactions,  reverse repurchase agreements and securities  transactions that obligate the mutual fund to pay  money at a future  date  (such as  when-issued,  forward  commitment  or delayed delivery transactions).  According to regulatory  interpretations,  when engaging  in such  transactions,  a mutual  fund  must  designate  on its or its custodian bank's books,  cash or other liquid securities to meet the SEC staff's collateralization  requirements. This procedure limits the mutual fund's ability to engage in these types of  transactions  and thereby  limits the mutual fund's exposure to risk associated with these transactions.

What effect will amending the current investment restrictions have on the Funds?

The proposed  investment  restriction would amend the Funds' current  investment restrictions and would permit the Funds to engage in options,  futures contracts and forward  contracts  and to make short sales up to 10% of a Fund's net assets as permitted  under the 1940 Act, and any  exemptions  available  under the 1940
Act. The proposed  investment  restriction also would permit the Funds to engage in  permissible  types of  leveraging  transactions.  Essentially,  the proposed
investment   restriction  clarifies  the  Funds'  ability  to  engage  in  those
investment   transactions   (such   as   repurchase   and   reverse   repurchase
transactions)(1)  which, while appearing to raise senior security concerns, have been interpreted as not constituting the issuance of senior securities under the federal securities laws. The proposed investment restriction has been drafted to provide  flexibility  for the Funds to respond to legal,  regulatory  and market developments.

The Funds' current investment  restrictions relating to short sales are combined with an investment  restriction  relating to the maintenance of margin accounts.
The adoption of this revised  restriction  would result in the separation of the
Funds'  short  sales  investment   restrictions  from  the  Funds'   fundamental
investment   restrictions  relating  to  investments  in  margin  accounts.  The investment restrictions relating to investing in margin accounts are proposed to be eliminated (see Proposal #5(b) of this Proxy Statement).

Brinson does not anticipate  that any additional risk to the Funds will occur as a result of amending the current investment  restrictions because the Funds have no present intention of changing their current investment policies.

                      THE BOARD OF TRUSTEES RECOMMENDS THAT
                      SHAREHOLDERS VOTE FOR PROPOSAL #4(f)

--------------

(1)  While not  explicitly  mentioned  in the  proposed  restriction,  the Funds continue to be permitted,  under the proposed investment restriction,  to engage in when-issued and delayed delivery transactions.

    PROPOSAL #4(g): TO AMEND THE FUNDS' FUNDAMENTAL INVESTMENT RESTRICTIONS
                        REGARDING INDUSTRY CONCENTRATION

Current Restriction: No Series may purchase the securities of issuers conducting their principal business activities in the same industry, other than obligations issued or guaranteed by the U.S. government,  its agencies or instrumentalities, if immediately after such purchase,  the value of a Series'  investments in such industry  would exceed 25% of the value of the total assets of the Series across several countries.

Proposed  Restriction:  No Fund may concentrate (invest more than 25% of its net assets) in securities of issuers in a particular industry (other than securities issued or guaranteed by the U.S. government or any of its agencies).

What are the legal requirements governing industry concentration by the Funds?

Under  the 1940  Act,  an  investment  company's  policy  of  concentrating  its investments in securities of companies in the same industry must be fundamental.
Under the federal  securities  laws, an investment  company  "concentrates"  its investments,  for SEC purposes,  if it invests more than 25% of its "net" assets
(exclusive of certain items such as cash, U.S. government securities, securities of other  investment  companies,  and  tax-exempt  securities)  in a  particular industry or group of  industries.  An  investment  company is not  permitted  to concentrate its investments in a particular industry unless it so states.

What effect will  amending the current  concentration  restrictions  have on the
Funds?

The proposed restriction would amend the Funds' current investment  restrictions by clarifying the concentration policy's application to the Funds' "net" assets, rather than to the Funds'  "total"  assets.  (This is consistent  with the SEC's
revision  of  its  historical   position.)  Further,   the  proposed  investment
restriction  will  provide  investment  flexibility  that will help the Funds to respond to future legal, regulatory, market or technical developments.  However, adoption  of the  proposed  investment  restriction  is not  expected  to change materially the way in which the Funds are currently managed or operated.

                      THE BOARD OF TRUSTEES RECOMMENDS THAT
                      SHAREHOLDERS VOTE FOR PROPOSAL #4(g)

    PROPOSAL #4(h): TO AMEND THE FUNDS' FUNDAMENTAL INVESTMENT RESTRICTIONS
                           REGARDING DIVERSIFICATION

This proposal  applies to the Global  Balanced  Fund,  Global Equity Fund,  U.S.
Balanced Fund, U.S. Large Cap Equity Fund and U.S. Bond Fund only.

Current Restriction: No Series may, as to 75% of the total assets of the Series, purchase the securities of any one issuer,  other than securities  issued by the
U.S. government or its agencies or instrumentalities,  if immediately after such purchase  more than 5% of the value of the total  assets of the Series  would be invested in securities of such issuer.

No Series may purchase the  securities of any one issuer if,  immediately  after such  purchase,  the Series  would own more than 10% of the  outstanding  voting securities of such issuer.

Proposed  Restriction:  No Fund may  purchase the  securities  of any one issuer
(other than the U.S. government or any of its agencies or  instrumentalities  or securities of other investment  companies) if immediately  after such investment
(a) more than 5% of the value of the Fund's  total  assets  would be invested in such issuer,  or (b) more than 10% of the outstanding  voting securities of such issuer  would be owned by the  Fund,  except  that up to 25% of the value of the
Fund's  total  assets  may be  invested  without  regard  to  such  5%  and  10%
limitations.

What are the legal requirements governing diversification by the Funds?

The 1940 Act  prohibits  a  "diversified"  investment  company  from  purchasing securities  of any one  issuer  if,  at the time of  purchase,  as to 75% of the investment  company's  total assets,  more than 5% of the company's total assets would be invested in securities of that issuer, or the investment  company would own or hold more than 10% of the outstanding  voting  securities of that issuer, except that up to 25% of the investment  company's  total assets may be invested without  regard  to these  limitations.  Under  the 1940  Act,  these 5% and 10%
limitations  do not  apply  to  securities  issued  or  guaranteed  by the  U.S.
government,  its agencies or  instrumentalities,  or to the  securities of other investment companies.

What effect will amending the current restrictions have on the Funds?

Although the 1940 Act excludes the securities of other investment companies,  as well as those of the U.S. government and its agencies and instrumentalities from the diversification requirement, the Funds' current diversification restrictions do not state that the securities of other investment  companies are excluded for purposes of the diversification restriction.

Amending the Funds' diversification restrictions would make them consistent with the  definition  of a  diversified  investment  company  under the 1940 Act with respect to the securities of other investment  companies,  and would provide the
Funds with greater investment  flexibility.  Although the Funds' diversification restrictions  will no longer serve to limit their investment in other investment companies,  the Funds will be limited in such  investments  by the provisions of the 1940 Act. It is not  currently  anticipated  that  adoption of the  proposed restriction would materially change the way the Funds are managed.

                        THE BOARD OF TRUSTEES RECOMMENDS
                    THAT SHAREHOLDERS VOTE FOR PROPOSAL #4(h)

 PROPOSAL #5: APPROVAL OF THE ELIMINATION OF CERTAIN OF THE FUNDS' FUNDAMENTAL
                            INVESTMENT RESTRICTIONS

Each of the following  sub-proposals applies to the Global Balanced Fund, Global
Equity Fund,  Global Bond Fund, U.S.  Balanced Fund, U.S. Large Cap Equity Fund,
U.S. Equity Fund, U.S. Bond Fund and International Equity Fund only.

Why is the Board  recommending that the fundamental  restrictions be eliminated, and what effect will these eliminations have on the Funds?

Certain  of the  Funds'  fundamental  investment  restrictions  were  originally drafted to comply with state laws and  regulations,  which,  as a consequence of the enactment of NSMIA,  are no longer  applicable.  Since NSMIA  eliminated the states' ability to substantively regulate investment companies, the Funds are no longer legally required to include current fundamental  investment  restrictions pertaining to the six restrictions discussed below in this Proxy Statement.

Brinson has determined that eliminating the fundamental investment  restrictions described below is consistent with the federal securities laws, and is therefore recommending  that the  shareholders  approve the recommended  eliminations.  By reducing the total number of investment restrictions that can be changed only by a shareholder vote, Brinson believes that the Funds will be able to minimize the costs and delays associated with holding future  shareholder  meetings to revise fundamental  policies that become outdated or  inappropriate.  Brinson  believes that  eliminating  the  restrictions  is in the  best  interest  of  the  Funds'
shareholders,  as it will provide the Funds with increased flexibility to pursue their investment goals.

What are the risks in eliminating the restrictions?

Brinson does not anticipate that  eliminating the investment  restrictions  will result  in any  additional  risk  to the  Funds.  Although  the  Funds'  current investment restrictions,  as drafted, are no longer legally required, the Funds'
ability  to invest  in these  six  areas  will  continue  to be  subject  to the limitations  of the 1940 Act, and any  exemptive  orders  granted under the 1940
Act.  Further,  the Funds  have no current  intention  to change  their  present investment  practices as a result of eliminating these investment  restrictions, except to the limited extent described below.

                      PROPOSAL #5(a): TO REMOVE THE FUNDS'
                  FUNDAMENTAL INVESTMENT RESTRICTIONS REGARDING
                   INVESTING TO EXERCISE CONTROL OR MANAGEMENT

Current  Restriction:  No Series  may make  investments  in  securities  for the purpose of exercising control over or management of the issuer.

The Funds' current fundamental  investment restriction limits the Funds' ability to invest for purposes of  exercising  control or  management.  This  investment restriction  was enacted in response to various state  securities laws and is no longer required because of NSMIA. Typically, if an investment company acquires a large percentage of the securities of a single issuer, it will be deemed to have invested in such issuer for the purposes of  exercising  control or  management.
This investment  restriction  was intended to ensure that an investment  company would not be engaged in the business of managing another company.

Eliminating the investment  restrictions  will not have any impact on the day to day  management  of the Funds  because  the Funds have no present  intention  of investing in an issuer for the  purposes of  exercising  control or  management.
Furthermore,  in the case of each Fund that is classified as a diversified fund, the 1940 Act provides that, with respect to 75% of the Fund's total assets,  the
Fund may not purchase more than 10% of the outstanding  voting securities of any issuer.

                        THE BOARD OF TRUSTEES RECOMMENDS
                    THAT SHAREHOLDERS VOTE FOR PROPOSAL #5(a)

    PROPOSAL #5(b): TO REMOVE THE FUNDS' FUNDAMENTAL INVESTMENT RESTRICTIONS
                   REGARDING PURCHASING SECURITIES ON MARGIN

As  discussed  in Proposal  #4(f) of this Proxy  Statement,  the Funds'  current fundamental  investment  restrictions  limit  the  Funds'  ability  to  purchase securities on margin. This investment restriction was originally included in the
Funds' list of  investment  limitations  in  response  to the various  state law requirements to which investment companies were subject, which required a stated
restriction in utilizing margin accounts.  As discussed above,  under NSMIA, the
Funds are no longer  required to retain a  fundamental  policy  regarding  these types of investment activities.

As a general  matter,  elimination of this  fundamental  investment  restriction relating to purchasing securities on margin should not have an impact on the day to day management of the Funds, since the 1940 Act's prohibitions on these types of transactions would continue to apply to the Funds. The Funds are specifically precluded  from  purchasing  securities on margin by Section 12 of the 1940 Act.
The Funds' ability to purchase  securities on margin also raises senior security issues. The Funds are prohibited from issuing senior securities under Section 18
of  the  1940  Act,  as  well  as  under  their  senior  securities   investment
restrictions.  Elimination of the investment restriction,  therefore,  would not affect the Funds' inability to purchase securities on margin. Finally, the Funds have not previously, nor do they currently intend, to engage in these investment activities.

                      THE BOARD OF TRUSTEES RECOMMENDS THAT
                      SHAREHOLDERS VOTE FOR PROPOSAL #5(b)

                      PROPOSAL #5(c): TO REMOVE THE FUNDS'
                  FUNDAMENTAL INVESTMENT RESTRICTIONS REGARDING
                         INVESTING IN UNSEASONED ISSUERS

Current  Restriction:  No Series may invest more than 5% of its total  assets in securities of companies less than three years old. Such three-year periods shall include the operation of any predecessor company or companies.

The Funds' current fundamental  investment restriction limits the Funds' ability to invest in companies that have a record of less than three years of continuous operations.  Prior to NSMIA,  the Funds were  required to adopt this  investment restriction  under  various  state laws.  Under NSMIA,  this  limitation  is not required  to be a  fundamental  investment  restriction.  As a  general  matter, elimination  of  the  Funds'  fundamental  restriction  regarding  investing  in unseasoned  issuers is not intended to have a material  impact on the day to day management of the Funds.

                        THE BOARD OF TRUSTEES RECOMMENDS
                    THAT SHAREHOLDERS VOTE FOR PROPOSAL #5(c)

    PROPOSAL #5(d): TO REMOVE THE FUNDS' FUNDAMENTAL INVESTMENT RESTRICTIONS
              REGARDING INVESTMENTS IN OTHER INVESTMENT COMPANIES

Current  Restriction:  No  Series  may  invest  in  securities  of any  open-end investment  company,  except that (i) a Series may purchase  securities of money market  mutual funds,  (ii) the Global  Balanced Fund and Global Equity Fund may
each invest in the  securities of closed-end  investment  companies at customary brokerage  commission  rates in accordance with the  limitations  imposed by the
1940 Act and the rules  thereunder,  and (iii) in accordance  with any exemptive order obtained from the SEC which permits investment by a Series in other Series or other  investment  companies or series  thereof  advised by the  Advisor.  In addition,  each Series may acquire  securities of other investment  companies if the securities are acquired  pursuant to a merger,  consolidation,  acquisition, plan of reorganization or a SEC approved offer of exchange.

The Funds' current fundamental investment  restrictions limit the Funds' ability to invest in the securities of other open-end investment  companies,  except for money market mutual  funds,  in accordance  with an SEC exemptive  order,  or in connection with a merger,  consolidation,  acquisition or reorganization.  These current restrictions, which are more restrictive than the 1940 Act provisions in this  regard,  were  originally  included in the Funds'  fundamental  investment restrictions  in  response  to  various  state law  requirements.  Under  NSMIA, however,  the Funds are no longer legally  required to retain such a policy as a fundamental investment restriction.

Upon elimination of this investment restriction,  the Funds would remain subject to the 1940 Act's  restrictions on an investment  company's ability to invest in other funds except to the extent the Funds' exemptive  orders permit  otherwise.
The 1940 Act's  restrictions  state that an investment  company may not purchase more than 3% of another  investment  company's total  outstanding  voting stock, commit  more  than  5% of its  assets  to the  purchase  of  another  investment company's  securities,  or have more than 10% of its total  assets  invested  in securities  of all other  investment  companies.  The Funds  would  continue  to operate in accordance with the exemptive orders (the "Orders") issued by the SEC that have  granted  relief to the Funds  from the 1940  Act's  limitations.  The
Orders  permit,  subject to certain  conditions,  (i) the Funds to invest in the series of Brinson  Relationship  Funds,  another  investment  company advised by
Brinson,  and (ii) the  Funds to  invest in  unregistered  investment  companies advised by Brinson.

Elimination of this investment  restriction should not have an impact on the day to day management of the Funds.

                      THE BOARD OF TRUSTEES RECOMMENDS THAT
                      SHAREHOLDERS VOTE FOR PROPOSAL #5(d)

                      PROPOSAL #5(e): TO REMOVE THE FUNDS'
                  FUNDAMENTAL INVESTMENT RESTRICTIONS REGARDING
                     INVESTING IN PUTS, CALLS AND STRADDLES

Current  Restriction:  No  Series  may  invest  in  puts,  calls,  straddles  or combinations thereof except to the extent disclosed in a Series' Prospectus.

These investment  restrictions  were required to be adopted by certain states up until the  adoption  of NSMIA in 1996.  Since these  restrictions  are no longer required under current law, Brinson has recommended  that these  restrictions be eliminated.  Notwithstanding the elimination of these  restrictions,  the Funds, when engaging in these activities, will do so in accordance with the limitations contained in the 1940 Act and the SEC Staff's interpretations thereof.

                        THE BOARD OF TRUSTEES RECOMMENDS
                    THAT SHAREHOLDERS VOTE FOR PROPOSAL #5(e)

    PROPOSAL #5(f): TO REMOVE THE FUNDS' FUNDAMENTAL INVESTMENT RESTRICTIONS
  REGARDING INVESTMENTS IN OIL, GAS AND/OR MINERAL EXPLORATION OR DEVELOPMENT
                               PROGRAMS OR LEASES

As discussed  in Proposal  #4(d)  above,  the Funds are subject to  restrictions pertaining to these activities.  These investment  restrictions were required to be  adopted  by  certain  states  prior  to the  enactment  of  NSMIA.  As these restrictions  are no longer required under present law,  Brinson has recommended that they be eliminated.  Notwithstanding  the elimination of these  fundamental restrictions, the Funds do not expect to engage in these activities.

                      THE BOARD OF TRUSTEES RECOMMENDS THAT
                      SHAREHOLDERS VOTE FOR PROPOSAL #5(f)

                                 OTHER BUSINESS

The Trustees  know of no other  business to be presented at the Special  Meeting other than Proposals #1 through #5, and do not intend to bring any other matters before  the  Special  Meeting.  However,  if any  additional  matters  should be properly  presented,  proxies will be voted or not voted as  specified.  Proxies reflecting no specification will be voted in accordance with the judgment of the persons named in the proxy.

                           INFORMATION ABOUT THE TRUST

Who are the service providers to the Trust?

Investment  Advisor.   Brinson,  a  Delaware  corporation  located  in  Chicago,
Illinois,  is an investment  advisor registered with the SEC. As of December 31,
2001, Brinson managed  approximately $40.1 billion,  primarily for institutional clients.  Brinson was organized in 1989 when it acquired the institutional asset management  business of The First  National  Bank of Chicago  and First  Chicago
Investment  Advisors,  N.A.  Brinson and its  predecessor  entities have managed domestic and  international  investment  assets since 1974 and global investment assets since 1982.  Brinson is a wholly owned  subsidiary of UBS and a member of the UBS  Asset  Management  Division,  which  managed  over $405  billion  as of
December 31, 2001. UBS Asset  Management has offices  worldwide,  in addition to
Brinson's principal office at 209 South LaSalle Street,  Chicago, IL 60604-1295.
UBS, with headquarters in Zurich, Switzerland, is an internationally diversified organization with operations in many aspects of the financial services industry.
The address of UBS is P.O. Box CH-8098, Zurich, Switzerland.

In addition to managing the Trust (which consists of eighteen  series),  Brinson also serves as investment  advisor to two other  investment  companies:  Brinson
Relationship  Funds (the  "Relationship  Trust,"  which  consists of  twenty-one series (the "Relationship  Series")) and Fort Dearborn Income  Securities,  Inc.
Brinson  serves as sub-advisor  to the  International  Equity Fund series of the
Vision Group of Funds and one fund within the Brinson Advisors family of funds.

Brinson acts as the investment advisor to the following series of the Trust (the
"Brinson   Portfolios")  and  of  the  Relationship   Trust  (the  "Relationship
Portfolios")  that have  investment  objectives  similar  to the Funds for which shareholders are being asked to approve amended Investment Advisory Agreements:2

                                                       Management Fee  Expense Cap Applicable
                                                          Payable          to the Brinson
The Brinson Portfolios          Net Assets(3)           to Brinson           Portfolios
----------------------          ----------              ----------           ----------
U.S. Small Cap Equity Fund*             $0                 1.00%               1.15%
U.S. Real Estate Equity Fund*           $0                 0.90%               1.05%
Emerging Markets Debt Fund*             $0                 0.65%               1.15%
Emerging Markets Equity Fund            $0                 1.10%               1.60%

---------------

2 The investment  objective of each Relationship  Portfolio is to maximize total return, consisting of capital appreciation and current income, while controlling risk. For the Non-Sub-Advised  Funds and those Brinson Portfolios marked with an asterisk (*), the investment  objective is to maximize total return,  consisting of capital  appreciation and current income.  The Emerging Markets Equity Fund's investment objective is to maximize capital appreciation.  The Sub-Advised Funds
(except  for the High Yield  Fund)  have an  investment  objective  of long term capital appreciation.

3 Net assets,  in millions,  as of January 31, 2002.
                                                                              Expense Cap
                                                                               Applicable
                                                                                 to the
                                                        Management Fee       Relationship
The Relationship Portfolios          Net Assets(4)    Payable to Brinson(4)   Portfolios
---------------------------          ----------     ------------------         ----------
Brinson Global Securities Fund       $535,687,555            N/A                 0.05%
Brinson Global Bond Fund                  $0                 N/A                 0.05%
Brinson U.S. Equity Fund             $46,888,012             N/A                 0.01%
Brinson U.S. Large Capitalization    $13,671,583             N/A                 0.01%
   Equity Fund
Brinson High Yield Fund              $258,762,177            N/A                  N/A(5)
Brinson Defensive High Yield Fund         $0                 N/A                 0.01%
Brinson U.S. Intermediate                 $0                 N/A                 0.01%
   Capitalization Equity Fund
Brinson U.S. Value Equity Fund       $118,832,260            N/A                 0.01%
Brinson U.S. Small Capitalization    $176,587,046            N/A                  N/A(5)
   Equity Fund
Brinson International Equity Fund    $60,042,630             N/A                 0.06%
Brinson Emerging Markets Equity      $255,080,080            N/A                 0.50%
   Fund
Brinson Bond Plus Fund                    $0                 N/A                 0.05%
Brinson U.S. Bond Fund               $28,242,911             N/A                 0.01%
Brinson Short Duration Fund               $0                 N/A                 0.01%
Brinson Emerging Markets Debt Fund   $144,556,067            N/A                 0.50%
Brinson Enhanced Yield Fund               $0                 N/A                 0.01%
Brinson Short-Term Fund              $35,948,139             N/A                 0.05%
Brinson Securitized Mortgage Fund    $511,017,563            N/A                 0.10%

---------------

4 Brinson receives no fees from the Relationship  Portfolios or the Relationship
Trust for providing investment advisory services to the Relationship Series, and
Brinson is responsible for paying its own expenses.

5 For  these  Relationship  Portfolios,  Brinson  has  agreed  to pay all of the respective Portfolio's total operating expenses.

The Chairman and Chief Executive Officer of Brinson is Benjamin F. Lenhardt, Jr.
The directors of Brinson are: Gary P. Brinson, Jeffrey J. Diermeier, Benjamin F.
Lenhardt,  Jr. and Nicholas C. Rassas.  The address of each of the  directors of
Brinson  is the  offices  of  Brinson  at 209  South  LaSalle  Street,  Chicago,
Illinois, 60604. The principal occupation of each of the directors of Brinson is as  follows:  Mr.  Brinson,  Director,  Chairman of the Board of  Directors  and
Managing Director,  Brinson; Mr. Diermeier,  Director,  Chief Investment Officer
and  Managing  Director,  Brinson;  Mr.  Lenhardt,  Director,  President,  Chief
Executive Officer and Managing Director, Brinson; and Mr. Rassas, Director, Vice
President and Managing Director, Brinson.

For the fiscal year ended June 30, 2001, pursuant to the distribution plans that were  adopted  by  the  Board  pursuant  to  Rule  12b-1  under  the  1940  Act, compensation  in the amount of  $469,386.42  was paid to UBS,  an  affiliate  of
Brinson, in return for services provided in selling shares of the UBS Investment
Funds class of shares of the Funds.  It is not  anticipated  that these payments will be made in the current  fiscal year. It is  anticipated  that  compensation will be paid in the current  fiscal  year to Brinson  Advisors,  Inc.  ("Brinson
Advisors"),  an affiliate of Brinson and a subsidiary of UBS under  distribution plans adopted pursuant to Rule 12b-1 under the 1940 Act.

Underwriter to the Funds.  Brinson Advisors serves as the principal  underwriter for the  continuous  sale of shares of each  Series of the Trust  pursuant  to a
Principal  Underwriting Contract dated November 5, 2001, which was last approved at a meeting of the Trust's  Board held on May 21, 2001.  Brinson  Advisors is a broker-dealer  registered  with the SEC and a  member  in good  standing  of the
National Association of Securities Dealers,  Inc. Brinson Advisors is located at
51 West 52nd Street, New York, New York, 10019-6114.

The  Administrator.  Brinson Advisors also serves as administrator to the Funds.
Brinson  Advisors  receives a fee from each Fund at the annual rate of 0.075% of its average daily net assets.  Prior to November 5, 2001,  J.P.  Morgan Investor
Services Company ("J.P.  Morgan"),  a corporate affiliate of J.P. Morgan Chase &
Co.,  was   administrator  to  the  Funds.   J.P.  Morgan  currently  serves  as
sub-administrator to the Funds. The address of J.P. Morgan is 73 Tremont Street,
Boston, MA 02108-3913.

Annual  and  Semi-Annual  Reports.  The Funds'  most  recent  audited  financial statements and Annual Report,  for the fiscal year ended June 30, 2001, and most recent unaudited  financial  statements and Semi-Annual  Report,  for the period ended December 31, 2001, have been previously  mailed to  shareholders,  and are available  free of charge.  If you have not  received  an Annual  Report for the
Fund(s)  in which  you are an  investor,  or would  like to  receive  additional copies, free of charge,  please write the Trust at the address on the cover page of this Proxy Statement,  or call the Trust at  1-800-448-2430,  and the Reports and financial  statements  will be sent to you by first-class  mail within three business days.

Other  Matters  Relating  to the  Trust.  The  Trust is an  open-end  management investment  company,  as defined in the 1940 Act. The shares of the Trust,  when issued,  will be fully paid and nonassessable,  and within each series or class, have no preference as to conversion,  exchange,  dividends,  redemption or other features.  The shares of the Trust,  which the Trustees  may, from time to time, establish,  shall  have no  preemptive  rights.  The  shares of the  Trust  have non-cumulative voting rights. On any matter submitted to a vote of shareholders, all  shares of the Trust then  issued  and  outstanding  and  entitled  to vote, irrespective  of the series or class and all  shares of all  series and  classes shall vote as a single class ("Single Class Voting");  provided,  however, that:
(i) as to any matter  with  respect  to which a  separate  vote of any series or class is  required  by the 1940 Act or by the law  governing  Delaware  business trusts,  such  requirement  as to a separate  vote by that series or class shall apply in lieu of Single Class Voting as described above;  (ii) in the event that the separate  vote  requirements  referred to in (i) above apply with respect to one or more series or classes,  then,  subject to (iii) below, the shares of all other series or classes shall vote as a single class; and (iii) as to any matter which does not affect the  interest of a  particular  series or class,  only the holders  of  shares  of the one or more  affected  series  or  classes  shall be entitled to vote.

            FURTHER INFORMATION ABOUT VOTING AND THE SPECIAL MEETING

Record  Date.  Shareholders  of record at the close of business on February  26,
2002 (the  "Record  Date") are entitled to be present and to vote at the Special
Meeting  or any  adjournment  of the  Special  Meeting.  Each share of record is entitled  to one vote on each matter  presented  at the  Special  Meeting,  with proportionate votes for fractional shares.

As of the Record Date,  there were the following  number of shares of beneficial interest outstanding of each Fund:[TO BE PROVIDED IN DEFINITIVE PROXY STATEMENT]

                                                        Number of Shares Outstanding
                                                        ----------------------------
Global Balanced Fund                                                _____
Global Equity Fund                                                  _____
Global Technology Fund                                              _____
Global Biotech Fund                                                 _____
Global Bond Fund                                                    _____
U.S. Balanced Fund                                                  _____
U.S. Large Cap Equity Fund                                          _____
U.S. Large Cap Growth Fund                                          _____
U.S. Small Cap Growth Fund                                          _____
U.S. Equity Fund                                                    _____
U.S. Bond Fund                                                      _____
High Yield Fund                                                     _____
International Equity Fund                                           _____
U.S. Value Equity Fund                                              _____

From time to time,  the  number of shares  held in  "street  name"  accounts  of various securities dealers for the benefit of their clients may exceed 5% of the total shares outstanding. To the knowledge of management, as of the Record Date, the  following  persons  owned of  record  or  beneficially  more than 5% of the outstanding voting shares of the:[TO BE PROVIDED IN DEFINITIVE PROXY STATEMENT]

Global Balanced Fund
--------------------
Name & Address of Beneficial Owners               Number of Shares     Percentage
-----------------------------------               ----------------     ----------

Global Equity Fund
------------------
Name & Address of Beneficial Owners               Number of Shares     Percentage
-----------------------------------               ----------------     ----------
Class A
Class B
Class C
Class Y

Global Technology Fund
----------------------
Name & Address of Beneficial Owners               Number of Shares     Percentage
-----------------------------------               ----------------     ----------
Class A
Class B
Class C
Class Y

Global Biotech Fund
-------------------
Name & Address of Beneficial Owners               Number of Shares     Percentage
-----------------------------------               ----------------     ----------
Class A
Class B
Class C
Class Y

Global Bond Fund
----------------
Name & Address of Beneficial Owners               Number of Shares     Percentage
-----------------------------------               ----------------     ----------
Class A
Class B
Class C
Class Y

U.S. Balanced Fund
------------------
Name & Address of Beneficial Owners               Number of Shares     Percentage
-----------------------------------               ----------------     ----------
Class A
Class B
Class C
Class Y

U.S. Large Cap Equity Fund
--------------------------
Name & Address of Beneficial Owners               Number of Shares     Percentage
-----------------------------------               ----------------     ----------
Class A
Class B
Class C
Class Y

U.S. Large Cap Growth Fund
--------------------------
Name & Address of Beneficial Owners               Number of Shares     Percentage
-----------------------------------               ----------------     ----------
Class A
Class B
Class C
Class Y

U.S. Small Cap Growth Fund
--------------------------
Name & Address of Beneficial Owners               Number of Shares     Percentage
-----------------------------------               ----------------     ----------
Class A
Class B
Class C
Class Y

U.S. Equity Fund
----------------
Name & Address of Beneficial Owners               Number of Shares     Percentage
-----------------------------------               ----------------     ----------
Class A
Class B
Class C
Class Y

U.S. Bond Fund
--------------
Name & Address of Beneficial Owners               Number of Shares     Percentage
-----------------------------------               ----------------     ----------
Class A
Class B
Class C
Class Y

High Yield Fund
---------------
Name & Address of Beneficial Owners               Number of Shares     Percentage
-----------------------------------               ----------------     ----------
Class A
Class B
Class C
Class Y

International Equity Fund
-------------------------
Name & Address of Beneficial Owners               Number of Shares     Percentage
-----------------------------------               ----------------     ----------
Class A
Class B
Class C
Class Y

U.S. Value Equity Fund
-------------------------
Name & Address of Beneficial Owners               Number of Shares     Percentage
-----------------------------------               ----------------     ----------
Class A
Class B
Class C
Class Y

As of February 26, 2002, each individual  officer and Trustee of the Trust owned beneficially  less than 1% of the outstanding  shares of each class of each Fund and of the Trust.  Also,  as of February 26, 2002,  the officers and Trustees of the  Trust,  as a group,  owned less than 1% of the  outstanding  shares of each class of the Funds and of the Trust.

Voting Methods. You may vote your shares in one of several ways. You can vote by mail, fax, or in person at the Special Meeting.

To vote by mail,  sign, date and send us the enclosed proxy card in the envelope provided.  To vote by fax,  sign the  proxy  and fax  both  sides of the card to
1-___-___-___.

Proxy  cards that are  properly  signed,  dated and  received at or prior to the
Special Meeting will be voted as specified. If you specify a vote for any of the
Proposals #1 through #5, your proxy card will be voted as you indicated.  If you simply  sign and date the proxy  card,  but do not specify a vote for any of the
Proposals  #1 through #5, your shares will be voted IN FAVOR of the  election of the four Trustees  (Proposal  #1), IN FAVOR of the  elimination of the permanent expense caps (Proposal #2), IN FAVOR of the Amended Brinson Agreements (Proposal
#3),  IN  FAVOR  of  the  amendments  to  the  Funds'   fundamental   investment
restrictions  (Proposals #4(a)-#4(h)) and IN FAVOR of the elimination of certain fundamental investment restrictions of the Funds (Proposals #5(a)-#5(f)).

Revocation  of Proxies.  You may revoke your proxy at any time by sending to the
Trust a written  revocation or a  later-dated  proxy card that is received at or before the Special  Meeting,  or by attending the Special  Meeting and voting in person.

Solicitation of Proxies.  Your vote is being solicited by the Board. The cost of preparing and mailing the notice of meeting,  proxy cards, this Proxy Statement, and any additional proxy  materials,  has been or will be shared equally between the Trust and Brinson Advisors.  The Trust reimburses brokerage firms and others for their expenses in forwarding  proxy  material to the  beneficial  owners and soliciting them to execute  proxies.  The Trust does not reimburse  Trustees and officers  of the Trust,  or regular  employees  and agents of Brinson or Brinson
Advisors involved in the solicitation of proxies.

Proxy solicitations will be made primarily by mail, but they may also be made by telephone,  telegraph,  personal  interview or oral  solicitations  conducted by certain officers or employees of the Trust, Brinson or Brinson Advisors,  or, if necessary,  a commercial firm retained for this purpose.  If the Trust engages a solicitation firm to solicit proxies from brokers,  banks,  other  institutional
holders  and  individual   shareholders,   the   anticipated   cost,   including
out-of-pocket expenses, will range between $______ and $______.

Voting by  Broker-Dealers.  The Trust expects that,  before the Special Meeting, broker-dealer  firms  holding  shares  of the Funds in  "street  name" for their customers will request voting  instructions  from their customers and beneficial owners.  If these  instructions  are not  received by the date  specified in the broker-dealer  firms' proxy solicitation  materials,  the Trust understands that
New York Stock  Exchange rules permit the  broker-dealers  to vote on certain of the  proposals  to be  considered  at the  Special  Meeting  on  behalf of their customers and beneficial owners.  Certain broker-dealers may exercise discretion over shares held in their name for which no instructions  are received by voting these shares in the same  proportion as they vote shares for which they received instructions.

Quorum and Required Vote. The presence, in person or by proxy, of the holders of record of a  majority  of the shares of the Funds,  issued and  outstanding  and entitled to vote,  shall  constitute a quorum for the transaction of business at the Special Meeting for the Trust. For purposes of determining the presence of a quorum and  counting  votes on the  matters  presented,  shares  represented  by abstentions and "broker non-votes" likely will be counted as present, but likely not  treated  as votes  cast,  at the  Special  Meeting.  The  affirmative  vote necessary to approve a matter under  consideration  is determined with reference to a percentage of votes considered to be present at the Special Meeting,  which would have the effect of treating  abstentions  and broker  non-votes as if they were votes against the proposal.

As  described  in  Proposal  #1,  each of the  Trustees  will be  elected by the affirmative  vote of a plurality  of the votes cast by the  shareholders  of the
Trust. The approval of all other Proposals described in this Proxy Statement for each  Fund  will be  determined  on the  basis of a vote of a  "majority  of the outstanding  voting  securities"  of the Fund, as defined in and required by the
1940  Act.  This  vote  requires  the  lesser  of (A) 67% or more of the  voting securities  of the Fund present at the Special  Meeting,  if the holders of more than 50% of the  outstanding  voting  securities  of such  Fund are  present  or represented by proxy; or (B) more than 50% of the outstanding  voting securities of such Fund.

Adjournment.  In the event that a quorum is not present at the Special  Meeting, the Special Meeting will be adjourned to permit further solicitation of proxies.
In the event  that a quorum  is  present,  but  sufficient  votes  have not been received to approve one or more of the  Proposals,  the persons named as proxies may propose one or more  adjournments  of the Special  Meeting to permit further solicitation  of proxies with respect to those  Proposals.  The persons named as proxies will vote in their  discretion on questions of adjournment  those shares for which proxies have been received that grant discretionary  authority to vote on matters that may properly come before the Special Meeting.

Shareholder  Proposals.  The Trust is not required, and does not intend, to hold
regular  annual  meetings  of  shareholders.   Shareholders  wishing  to  submit
proposals  for  consideration  for  inclusion in a proxy  statement for the next meeting of  shareholders  should  send their  written  proposals  to c/o Brinson
Advisors, Inc., 51 West 52nd Street, 14th Floor, New York, NY 10019-6114,  Attn:
Secretary,  so they  are  received  within a  reasonable  time  before  any such meeting.  The Trustees know of no business,  other than the matters mentioned in the Notice and  described  above,  that is  expected  to come before the Special
Meeting.  Should  any  other  matter  requiring  a vote of  shareholders  arise, including  any  question as to an  adjournment  or  postponement  of the Special
Meeting,  the persons  named as proxies will vote on such  matters  according to their best judgment in the interests of the Trust.

                                                     Respectfully,

                                                     Amy R. Doberman
                                                     Secretary
                                                     The Brinson Funds
March 31, 2002
New York, New York

                              GLOBAL BALANCED FUND

             Proxy for Special Meeting of Shareholders - May 9, 2002

KNOW ALL PERSONS BY THESE  PRESENTS  that the  undersigned  shareholders  of the
Global Balanced Fund (the "Fund"),  a series of The Brinson Funds (the "Trust"), hereby appoint Amy R. Doberman, Rita Rubin and Marissa Duran-Cruz, or any one of
them, true and lawful attorneys, with the power of substitution of each, to vote all  shares of the Fund which the  undersigned  may be  entitled  to vote at the
Special  Meeting of  Shareholders  (the "Special  Meeting") to be held on May 9,
2002, at 10:00 a.m., Eastern time, at 51 West 52nd Street, 16th Floor, New York,
NY 10019-6114, and at any adjournment thereof.

The proxies named will vote the shares  represented  by this proxy in accordance with the choices made on this ballot.  If no choice is indicated as to the item, this  proxy  will be voted  affirmatively  on the  matters.  The  matters  being considered  have been proposed by  management.  The matters  being  proposed are related to, but not conditioned on, the approval of each other, except as noted.
Discretionary  authority  is hereby  conferred  as to all other  matters  as may properly come before the Special Meeting or any adjournment thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE BRINSON FUNDS.
THIS PROXY, WHEN PROPERLY EXECUTED,  WILL BE VOTED IN THE MANNER DIRECTED BY THE
UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR"
THE PROPOSALS.

        By checking the box "FOR" below, you will vote to approve each of the proposed items in this proxy.

                                    FOR           [   ]

Proposal #1    To elect Walter E. Auch, Frank K. Reilly,  Edward M. Roob
               and Brian M. Storms as Trustees of the Trust

                    FOR                                      [   ]
                    WITHHOLD AUTHORITY TO VOTE               [   ]
                    VOTE FOR ALL EXCEPT                      [   ]
                    If  you  do  not  wish  your  shares  to be  voted  "FOR"  a particular  nominee,  mark the "VOTE FOR ALL EXCEPT" box and strike a line  through the name of each nominee for whom you are NOT voting.  Your shares will be voted for the remaining nominees.

Proposal #2    To approve the  elimination of the permanent  expense cap
               for the Fund

                    FOR                                      [   ]
                    AGAINST                                  [   ]
                    ABSTAIN                                  [   ]

Proposal #3    To approve an amended Investment Advisory Agreement between the Trust, on behalf of the Fund, and Brinson Partners, Inc.

                    FOR                                      [   ]
                    AGAINST                                  [   ]
                    ABSTAIN                                  [   ]

Proposal #4    To make amendments to the Fund's fundamental investment
               restrictions:

         #4(a) To amend the Fund's fundamental investment restriction regarding borrowing

                    FOR                                      [   ]
                    AGAINST                                  [   ]
                    ABSTAIN                                  [   ]

         #4(b) To amend the Fund's fundamental investment restriction regarding underwriting

                    FOR                                      [   ]
                    AGAINST                                  [   ]
                    ABSTAIN                                  [   ]

         #4(c) To amend the Fund's fundamental investment restriction regarding lending

                    FOR                                      [   ]
                    AGAINST                                  [   ]
                    ABSTAIN                                  [   ]

         #4(d) To amend the Fund's fundamental investment restriction regarding investments in real estate

                    FOR                                      [   ]
                    AGAINST                                  [   ]
                    ABSTAIN                                  [   ]

         #4(e) To amend the Fund's  fundamental  investment  restriction regarding investments in commodities

                    FOR                                      [   ]
                    AGAINST                                  [   ]
                    ABSTAIN                                  [   ]

         #4(f) To amend the Fund's fundamental investment restriction regarding issuing senior securities and making short
               sales

                    FOR                                      [   ]
                    AGAINST                                  [   ]
                    ABSTAIN                                  [   ]

         #4(g) To amend the Fund's fundamental investment restriction regarding industry concentration

                    FOR                                      [   ]
                    AGAINST                                  [   ]
                    ABSTAIN                                  [   ]

         #4(h) To amend the Fund's fundamental investment restriction regarding diversification

                    FOR                                      [   ]
                    AGAINST                                  [   ]
                    ABSTAIN                                  [   ]

Proposal #5    To eliminate certain fundamental investment restrictions of the Fund:

         #5(a) To eliminate the Fund's fundamental investment
               restriction regarding investing for control or management

                    FOR                                      [   ]
                    AGAINST                                  [   ]
                    ABSTAIN                                  [   ]

         #5(b) To eliminate the Fund's fundamental investment
               restriction regarding purchasing securities on margin

                    FOR                                      [   ]
                    AGAINST                                  [   ]
                    ABSTAIN                                  [   ]

         #5(c) To eliminate the Fund's fundamental investment
               restriction regarding investing in unseasoned issuers

                    FOR                                      [   ]
                    AGAINST                                  [   ]
                    ABSTAIN                                  [   ]

         #5(d) To eliminate the Fund's fundamental investment
               restriction regarding investments in other investment
               companies

                    FOR                                      [   ]
                    AGAINST                                  [   ]
                    ABSTAIN                                  [   ]

         #5(e) To eliminate the Fund's fundamental investment
               restriction regarding investments in puts, calls and
               straddles

                    FOR                                      [   ]
                    AGAINST                                  [   ]
                    ABSTAIN                                  [   ]

         #5(f) To eliminate the Fund's fundamental investment restriction regarding investments in oil, gas and/or mineral exploration or development programs or leases

                    FOR                                      [   ]
                    AGAINST                                  [   ]
                    ABSTAIN                                  [   ]

                                    YOUR VOTE IS IMPORTANT

                                    Please complete, sign and return
                                    this card as soon as possible.

                                    ______________________________
                                    Dated

                                    ______________________________
                                    Signature

                                    ______________________________
                                    Signature (Joint Owners)

Please sign this proxy  exactly as your name  appears on the books of the Trust.
Joint owners should each sign personally. Directors and other fiduciaries should indicate the capacity in which they sign,  and where more than one name appears, a majority  must sign. If a  corporation,  this  signature  should be that of an authorized officer who should state his or her title.

                               GLOBAL EQUITY FUND

             Proxy for Special Meeting of Shareholders - May 9, 2002

KNOW ALL PERSONS BY THESE  PRESENTS  that the  undersigned  shareholders  of the
Global  Equity Fund (the "Fund"),  a series of The Brinson Funds (the  "Trust"), hereby appoint Amy R. Doberman, Rita Rubin and Marissa Duran-Cruz, or any one of
them, true and lawful attorneys, with the power of substitution of each, to vote all  shares of the Fund which the  undersigned  may be  entitled  to vote at the
Special  Meeting of  Shareholders  (the "Special  Meeting") to be held on May 9,
2002, at 10:00 a.m., Eastern time, at 51 West 52nd Street, 16th Floor, New York,
NY 10019-6114, and at any adjournment thereof.

The proxies named will vote the shares  represented  by this proxy in accordance with the choices made on this ballot.  If no choice is indicated as to the item, this  proxy  will be voted  affirmatively  on the  matters.  The  matters  being considered  have been proposed by  management.  The matters  being  proposed are related to, but not conditioned on, the approval of each other, except as noted.
Discretionary  authority  is hereby  conferred  as to all other  matters  as may properly come before the Special Meeting or any adjournment thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE BRINSON FUNDS.
THIS PROXY, WHEN PROPERLY EXECUTED,  WILL BE VOTED IN THE MANNER DIRECTED BY THE
UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR"
THE PROPOSALS.

        By checking the box "FOR" below, you will vote to approve each of the proposed items in this proxy.

                                    FOR           [   ]

Proposal #1    To elect Walter E. Auch, Frank K. Reilly,  Edward M. Roob
               and Brian M. Storms as Trustees of the Trust

                    FOR                                      [   ]
                    WITHHOLD AUTHORITY TO VOTE               [   ]
                    VOTE FOR ALL EXCEPT                      [   ]
                    If  you  do  not  wish  your  shares  to be  voted  "FOR"  a particular  nominee,  mark the "VOTE FOR ALL EXCEPT" box and strike a line  through the name of each nominee for whom you are NOT voting.  Your shares will be voted for the remaining nominees.

Proposal #2    To approve the  elimination of the permanent  expense cap
               for the Fund

                    FOR                                      [   ]
                    AGAINST                                  [   ]
                    ABSTAIN                                  [   ]

Proposal #3    To approve an amended Investment Advisory Agreement between the Trust, on behalf of the Fund, and Brinson Partners, Inc.

                    FOR                                      [   ]
                    AGAINST                                  [   ]
                    ABSTAIN                                  [   ]

Proposal #4    To make amendments to the Fund's fundamental investment
               restrictions:

         #4(a) To amend the Fund's fundamental investment restriction regarding borrowing

                    FOR                                      [   ]
                    AGAINST                                  [   ]
                    ABSTAIN                                  [   ]

         #4(b) To amend the Fund's fundamental investment restriction regarding underwriting

                    FOR                                      [   ]
                    AGAINST                                  [   ]
                    ABSTAIN                                  [   ]

         #4(c) To amend the Fund's fundamental investment restriction regarding lending

                    FOR                                      [   ]
                    AGAINST                                  [   ]
                    ABSTAIN                                  [   ]

         #4(d) To amend the Fund's fundamental investment restriction regarding investments in real estate

                    FOR                                      [   ]
                    AGAINST                                  [   ]
                    ABSTAIN                                  [   ]

         #4(e) To amend the Fund's  fundamental  investment  restriction regarding investments in commodities

                    FOR                                      [   ]
                    AGAINST                                  [   ]
                    ABSTAIN                                  [   ]

         #4(f) To amend the Fund's fundamental investment restriction regarding issuing senior securities and making short
               sales

                    FOR                                      [   ]
                    AGAINST                                  [   ]
                    ABSTAIN                                  [   ]

         #4(g) To amend the Fund's fundamental investment restriction regarding industry concentration

                    FOR                                      [   ]
                    AGAINST                                  [   ]
                    ABSTAIN                                  [   ]

         #4(h) To amend the Fund's fundamental investment restriction regarding diversification

                    FOR                                      [   ]
                    AGAINST                                  [   ]
                    ABSTAIN                                  [   ]

Proposal #5    To eliminate certain fundamental investment restrictions of the Fund:

         #5(a) To eliminate the Fund's fundamental investment
               restriction regarding investing for control or management

                    FOR                                      [   ]
                    AGAINST                                  [   ]
                    ABSTAIN                                  [   ]

         #5(b) To eliminate the Fund's fundamental investment
               restriction regarding purchasing securities on margin

                    FOR                                      [   ]
                    AGAINST                                  [   ]
                    ABSTAIN                                  [   ]

         #5(c) To eliminate the Fund's fundamental investment
               restriction regarding investing in unseasoned issuers

                    FOR                                      [   ]
                    AGAINST                                  [   ]
                    ABSTAIN                                  [   ]

         #5(d) To eliminate the Fund's fundamental investment
               restriction regarding investments in other investment
               companies

                    FOR                                      [   ]
                    AGAINST                                  [   ]
                    ABSTAIN                                  [   ]

         #5(e) To eliminate the Fund's fundamental investment
               restriction regarding investments in puts, calls and
               straddles

                    FOR                                      [   ]
                    AGAINST                                  [   ]
                    ABSTAIN                                  [   ]

         #5(f) To eliminate the Fund's fundamental investment restriction regarding investments in oil, gas and/or mineral exploration or development programs or leases

                    FOR                                      [   ]
                    AGAINST                                  [   ]
                    ABSTAIN                                  [   ]

                                    YOUR VOTE IS IMPORTANT
                                    Please complete, sign and return
                                    this card as soon as possible.

                                    ______________________________
                                    Dated

                                    ______________________________
                                    Signature

                                    ______________________________
                                    Signature (Joint Owners)

Please sign this proxy  exactly as your name  appears on the books of the Trust.
Joint owners should each sign personally. Directors and other fiduciaries should indicate the capacity in which they sign,  and where more than one name appears, a majority  must sign. If a  corporation,  this  signature  should be that of an authorized officer who should state his or her title.

                             GLOBAL TECHNOLOGY FUND

             Proxy for Special Meeting of Shareholders - May 9, 2002

KNOW ALL PERSONS BY THESE  PRESENTS  that the  undersigned  shareholders  of the
Global  Technology  Fund  (the  "Fund"),  a series  of The  Brinson  Funds  (the
"Trust"),  hereby appoint Amy R. Doberman, Rita Rubin and Marissa Duran-Cruz, or
any one of them,  true and lawful  attorneys,  with the power of substitution of each,  to vote all shares of the Fund which the  undersigned  may be entitled to vote at the Special Meeting of Shareholders  (the "Special  Meeting") to be held on May 9, 2002, at 10:00 a.m., Eastern time, at 51 West 52nd Street, 16th Floor,
New York, NY 10019-6114, and at any adjournment thereof.

The proxies named will vote the shares  represented  by this proxy in accordance with the choices made on this ballot.  If no choice is indicated as to the item, this  proxy  will be voted  affirmatively  on the  matters.  The  matters  being considered  have been proposed by  management.  The matters  being  proposed are related to, but not conditioned on, the approval of each other, except as noted.
Discretionary  authority  is hereby  conferred  as to all other  matters  as may properly come before the Special Meeting or any adjournment thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE BRINSON FUNDS.
THIS PROXY, WHEN PROPERLY EXECUTED,  WILL BE VOTED IN THE MANNER DIRECTED BY THE
UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR"
THE PROPOSALS.

        By checking the box "FOR" below, you will vote to approve each of the proposed items in this proxy.

                                    FOR           [   ]

Proposal #1    To elect Walter E. Auch, Frank K. Reilly,  Edward M. Roob
               and Brian M. Storms as Trustees of the Trust

                    FOR                                      [   ]
                    WITHHOLD AUTHORITY TO VOTE               [   ]
                    VOTE FOR ALL EXCEPT                      [   ]
                    If  you  do  not  wish  your  shares  to be  voted  "FOR"  a particular  nominee,  mark the "VOTE FOR ALL EXCEPT" box and strike a line  through the name of each nominee for whom you are NOT voting.  Your shares will be voted for the remaining nominees.

Proposal #2    To approve the  elimination of the permanent  expense cap
               for the Fund

                    FOR                                      [   ]
                    AGAINST                                  [   ]
                    ABSTAIN                                  [   ]

Proposal #3    To approve an amended Investment Advisory Agreement between the Trust, on behalf of the Fund, and Brinson Partners, Inc.

                    FOR                                      [   ]
                    AGAINST                                  [   ]
                    ABSTAIN                                  [   ]

                                    YOUR VOTE IS IMPORTANT
                                    Please complete, sign and return
                                    this card as soon as possible.

                                    ______________________________
                                    Dated

                                    ______________________________
                                    Signature

                                    ______________________________
                                    Signature (Joint Owners)

Please sign this proxy  exactly as your name  appears on the books of the Trust.
Joint owners should each sign personally. Directors and other fiduciaries should indicate the capacity in which they sign,  and where more than one name appears, a majority  must sign. If a  corporation,  this  signature  should be that of an authorized officer who should state his or her title.

                               GLOBAL BIOTECH FUND

             Proxy for Special Meeting of Shareholders - May 9, 2002

KNOW ALL PERSONS BY THESE  PRESENTS  that the  undersigned  shareholders  of the
Global  Biotech Fund (the "Fund"),  a series of The Brinson Funds (the "Trust"), hereby appoint Amy R. Doberman, Rita Rubin and Marissa Duran-Cruz, or any one of
them, true and lawful attorneys, with the power of substitution of each, to vote all  shares of the Fund which the  undersigned  may be  entitled  to vote at the
Special  Meeting of  Shareholders  (the "Special  Meeting") to be held on May 9,
2002, at 10:00 a.m., Eastern time, at 51 West 52nd Street, 16th Floor, New York,
NY 10019-6114, and at any adjournment thereof.

The proxies named will vote the shares  represented  by this proxy in accordance with the choices made on this ballot.  If no choice is indicated as to the item, this  proxy  will be voted  affirmatively  on the  matters.  The  matters  being considered  have been proposed by  management.  The matters  being  proposed are related to, but not conditioned on, the approval of each other, except as noted.
Discretionary  authority  is hereby  conferred  as to all other  matters  as may properly come before the Special Meeting or any adjournment thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE BRINSON FUNDS.
THIS PROXY, WHEN PROPERLY EXECUTED,  WILL BE VOTED IN THE MANNER DIRECTED BY THE
UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR"
THE PROPOSALS.

        By checking the box "FOR" below, you will vote to approve each of the proposed items in this proxy.

                                    FOR           [   ]

Proposal #1    To elect Walter E. Auch, Frank K. Reilly,  Edward M. Roob
               and Brian M. Storms as Trustees of the Trust

                    FOR                                      [   ]
                    WITHHOLD AUTHORITY TO VOTE               [   ]
                    VOTE FOR ALL EXCEPT                      [   ]
                    If  you  do  not  wish  your  shares  to be  voted  "FOR"  a particular  nominee,  mark the "VOTE FOR ALL EXCEPT" box and strike a line  through the name of each nominee for whom you are NOT voting.  Your shares will be voted for the remaining nominees.

Proposal #2    To approve the  elimination of the permanent  expense cap
               for the Fund

                    FOR                                      [   ]
                    AGAINST                                  [   ]
                    ABSTAIN                                  [   ]

Proposal #3    To approve an amended Investment Advisory Agreement between the Trust, on behalf of the Fund, and Brinson Partners, Inc.

                    FOR                                      [   ]
                    AGAINST                                  [   ]
                    ABSTAIN                                  [   ]

                                    YOUR VOTE IS IMPORTANT
                                    Please complete, sign and return
                                    this card as soon as possible.

                                    ______________________________
                                    Dated

                                    ______________________________
                                    Signature

                                    ______________________________
                                    Signature (Joint Owners)

Please sign this proxy  exactly as your name  appears on the books of the Trust.
Joint owners should each sign personally. Directors and other fiduciaries should indicate the capacity in which they sign,  and where more than one name appears, a majority  must sign. If a  corporation,  this  signature  should be that of an authorized officer who should state his or her title.

                                GLOBAL BOND FUND

             Proxy for Special Meeting of Shareholders - May 9, 2002

KNOW ALL PERSONS BY THESE  PRESENTS  that the  undersigned  shareholders  of the
Global  Bond Fund (the  "Fund"),  a series of The Brinson  Funds (the  "Trust"), hereby appoint Amy R. Doberman, Rita Rubin and Marissa Duran-Cruz, or any one of
them, true and lawful attorneys, with the power of substitution of each, to vote all  shares of the Fund which the  undersigned  may be  entitled  to vote at the
Special  Meeting of  Shareholders  (the "Special  Meeting") to be held on May 9,
2002, at 10:00 a.m., Eastern time, at 51 West 52nd Street, 16th Floor, New York,
NY 10019-6114, and at any adjournment thereof.

The proxies named will vote the shares  represented  by this proxy in accordance with the choices made on this ballot.  If no choice is indicated as to the item, this  proxy  will be voted  affirmatively  on the  matters.  The  matters  being considered  have been proposed by  management.  The matters  being  proposed are related to, but not conditioned on, the approval of each other, except as noted.
Discretionary  authority  is hereby  conferred  as to all other  matters  as may properly come before the Special Meeting or any adjournment thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE BRINSON FUNDS.
THIS PROXY, WHEN PROPERLY EXECUTED,  WILL BE VOTED IN THE MANNER DIRECTED BY THE
UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR"
THE PROPOSALS.

        By checking the box "FOR" below, you will vote to approve each of the proposed items in this proxy.

                                    FOR           [   ]

Proposal #1    To elect Walter E. Auch, Frank K. Reilly,  Edward M. Roob
               and Brian M. Storms as Trustees of the Trust

                    FOR                                      [   ]
                    WITHHOLD AUTHORITY TO VOTE               [   ]
                    VOTE FOR ALL EXCEPT                      [   ]
                    If  you  do  not  wish  your  shares  to be  voted  "FOR"  a particular  nominee,  mark the "VOTE FOR ALL EXCEPT" box and strike a line  through the name of each nominee for whom you are NOT voting.  Your shares will be voted for the remaining nominees.

Proposal #2    To approve the  elimination of the permanent  expense cap
               for the Fund

                    FOR                                      [   ]
                    AGAINST                                  [   ]
                    ABSTAIN                                  [   ]

Proposal #3    To approve an amended Investment Advisory Agreement between the Trust, on behalf of the Fund, and Brinson Partners, Inc.

                    FOR                                      [   ]
                    AGAINST                                  [   ]
                    ABSTAIN                                  [   ]

Proposal #4    To make amendments to the Fund's fundamental investment
               restrictions:

         #4(a) To amend the Fund's fundamental investment restriction regarding borrowing

                    FOR                                      [   ]
                    AGAINST                                  [   ]
                    ABSTAIN                                  [   ]

         #4(b) To amend the Fund's fundamental investment restriction regarding underwriting

                    FOR                                      [   ]
                    AGAINST                                  [   ]
                    ABSTAIN                                  [   ]

         #4(c) To amend the Fund's fundamental investment restriction regarding lending

                    FOR                                      [   ]
                    AGAINST                                  [   ]
                    ABSTAIN                                  [   ]

         #4(d) To amend the Fund's fundamental investment restriction regarding investments in real estate

                    FOR                                      [   ]
                    AGAINST                                  [   ]
                    ABSTAIN                                  [   ]

         #4(e) To amend the Fund's  fundamental  investment  restriction regarding investments in commodities

                    FOR                                      [   ]
                    AGAINST                                  [   ]
                    ABSTAIN                                  [   ]

         #4(f) To amend the Fund's fundamental investment restriction regarding issuing senior securities and making short
               sales

                    FOR                                      [   ]
                    AGAINST                                  [   ]
                    ABSTAIN                                  [   ]

         #4(g) To amend the Fund's fundamental investment restriction regarding industry concentration

                    FOR                                      [   ]
                    AGAINST                                  [   ]
                    ABSTAIN                                  [   ]

Proposal #5    To eliminate certain fundamental investment restrictions of the Fund:

         #5(a) To eliminate the Fund's fundamental investment
               restriction regarding investing for control or management

                    FOR                                      [   ]
                    AGAINST                                  [   ]
                    ABSTAIN                                  [   ]

         #5(b) To eliminate the Fund's fundamental investment
               restriction regarding purchasing securities on margin

                    FOR                                      [   ]
                    AGAINST                                  [   ]
                    ABSTAIN                                  [   ]

         #5(c) To eliminate the Fund's fundamental investment
               restriction regarding investing in unseasoned issuers

                    FOR                                      [   ]
                    AGAINST                                  [   ]
                    ABSTAIN                                  [   ]

         #5(d) To eliminate the Fund's fundamental investment
               restriction regarding investments in other investment
               companies

                    FOR                                      [   ]
                    AGAINST                                  [   ]
                    ABSTAIN                                  [   ]

         #5(e) To eliminate the Fund's fundamental investment
               restriction regarding investments in puts, calls and
               straddles

                    FOR                                      [   ]
                    AGAINST                                  [   ]
                    ABSTAIN                                  [   ]

         #5(f) To eliminate the Fund's fundamental investment restriction regarding investments in oil, gas and/or mineral exploration or development programs or leases

                    FOR                                      [   ]
                    AGAINST                                  [   ]
                    ABSTAIN                                  [   ]

                                    YOUR VOTE IS IMPORTANT
                                    Please complete, sign and return
                                    this card as soon as possible.

                                    ______________________________
                                    Dated

                                    ______________________________
                                    Signature

                                    ______________________________
                                    Signature (Joint Owners)

Please sign this proxy  exactly as your name  appears on the books of the Trust.
Joint owners should each sign personally. Directors and other fiduciaries should indicate the capacity in which they sign,  and where more than one name appears, a majority  must sign. If a  corporation,  this  signature  should be that of an authorized officer who should state his or her title.

                               U.S. BALANCED FUND

             Proxy for Special Meeting of Shareholders - May 9, 2002

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned shareholders of the U.S.
Balanced Fund (the "Fund"), a series of The Brinson Funds (the "Trust"),  hereby appoint Amy R. Doberman, Rita Rubin and Marissa Duran-Cruz,  or any one of them, true and lawful  attorneys,  with the power of substitution of each, to vote all shares of the Fund which the  undersigned may be entitled to vote at the Special
Meeting of  Shareholders  (the "Special  Meeting") to be held on May 9, 2002, at
10:00 a.m.,  Eastern  time,  at 51 West 52nd Street,  16th Floor,  New York,  NY
10019-6114, and at any adjournment thereof.

The proxies named will vote the shares  represented  by this proxy in accordance with the choices made on this ballot.  If no choice is indicated as to the item, this  proxy  will be voted  affirmatively  on the  matters.  The  matters  being considered  have been proposed by  management.  The matters  being  proposed are related to, but not conditioned on, the approval of each other, except as noted.
Discretionary  authority  is hereby  conferred  as to all other  matters  as may properly come before the Special Meeting or any adjournment thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE BRINSON FUNDS.
THIS PROXY, WHEN PROPERLY EXECUTED,  WILL BE VOTED IN THE MANNER DIRECTED BY THE
UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR"
THE PROPOSALS.

        By checking the box "FOR" below, you will vote to approve each of the proposed items in this proxy.

                                    FOR           [   ]

Proposal #1    To elect Walter E. Auch, Frank K. Reilly,  Edward M. Roob
               and Brian M. Storms as Trustees of the Trust

                    FOR                                      [   ]
                    WITHHOLD AUTHORITY TO VOTE               [   ]
                    VOTE FOR ALL EXCEPT                      [   ]
                    If  you  do  not  wish  your  shares  to be  voted  "FOR"  a particular  nominee,  mark the "VOTE FOR ALL EXCEPT" box and strike a line  through the name of each nominee for whom you are NOT voting.  Your shares will be voted for the remaining nominees.

Proposal #2    To approve the  elimination of the permanent  expense cap
               for the Fund

                    FOR                                      [   ]
                    AGAINST                                  [   ]
                    ABSTAIN                                  [   ]

Proposal #3    To approve an amended Investment Advisory Agreement between the Trust, on behalf of the Fund, and Brinson Partners, Inc.

                    FOR                                      [   ]
                    AGAINST                                  [   ]
                    ABSTAIN                                  [   ]

Proposal #4    To make amendments to the Fund's fundamental investment
               restrictions:

         #4(a) To amend the Fund's fundamental investment restriction regarding borrowing

                    FOR                                      [   ]
                    AGAINST                                  [   ]
                    ABSTAIN                                  [   ]

         #4(b) To amend the Fund's fundamental investment restriction regarding underwriting

                    FOR                                      [   ]
                    AGAINST                                  [   ]
                    ABSTAIN                                  [   ]

         #4(c) To amend the Fund's fundamental investment restriction regarding lending

                    FOR                                      [   ]
                    AGAINST                                  [   ]
                    ABSTAIN                                  [   ]

         #4(d) To amend the Fund's fundamental investment restriction regarding investments in real estate

                    FOR                                      [   ]
                    AGAINST                                  [   ]
                    ABSTAIN                                  [   ]

         #4(e) To amend the Fund's  fundamental  investment  restriction regarding investments in commodities

                    FOR                                      [   ]
                    AGAINST                                  [   ]
                    ABSTAIN                                  [   ]

         #4(f) To amend the Fund's fundamental investment restriction regarding issuing senior securities and making short
               sales

                    FOR                                      [   ]
                    AGAINST                                  [   ]
                    ABSTAIN                                  [   ]

         #4(g) To amend the Fund's fundamental investment restriction regarding industry concentration

                    FOR                                      [   ]
                    AGAINST                                  [   ]
                    ABSTAIN                                  [   ]

         #4(h) To amend the Fund's fundamental investment restriction regarding diversification

                    FOR                                      [   ]
                    AGAINST                                  [   ]
                    ABSTAIN                                  [   ]

Proposal #5    To eliminate certain fundamental investment restrictions of the Fund:

         #5(a) To eliminate the Fund's fundamental investment
               restriction regarding investing for control or management

                    FOR                                      [   ]
                    AGAINST                                  [   ]
                    ABSTAIN                                  [   ]

         #5(b) To eliminate the Fund's fundamental investment
               restriction regarding purchasing securities on margin

                    FOR                                      [   ]
                    AGAINST                                  [   ]
                    ABSTAIN                                  [   ]

         #5(c) To eliminate the Fund's fundamental investment
               restriction regarding investing in unseasoned issuers

                    FOR                                      [   ]
                    AGAINST                                  [   ]
                    ABSTAIN                                  [   ]

         #5(d) To eliminate the Fund's fundamental investment
               restriction regarding investments in other investment
               companies

                    FOR                                      [   ]
                    AGAINST                                  [   ]
                    ABSTAIN                                  [   ]

         #5(e) To eliminate the Fund's fundamental investment
               restriction regarding investments in puts, calls and
               straddles

                    FOR                                      [   ]
                    AGAINST                                  [   ]
                    ABSTAIN                                  [   ]

         #5(f) To eliminate the Fund's fundamental investment restriction regarding investments in oil, gas and/or mineral exploration or development programs or leases

                    FOR                                      [   ]
                    AGAINST                                  [   ]
                    ABSTAIN                                  [   ]

                                    YOUR VOTE IS IMPORTANT
                                    Please complete, sign and return
                                    this card as soon as possible.

                                    ______________________________
                                    Dated

                                    ______________________________
                                    Signature

                                    ______________________________
                                    Signature (Joint Owners)

Please sign this proxy  exactly as your name  appears on the books of the Trust.
Joint owners should each sign personally. Directors and other fiduciaries should indicate the capacity in which they sign,  and where more than one name appears, a majority  must sign. If a  corporation,  this  signature  should be that of an authorized officer who should state his or her title.

                           U.S. LARGE CAP EQUITY FUND

             Proxy for Special Meeting of Shareholders - May 9, 2002

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned shareholders of the U.S.
Large Cap Equity Fund (the "Fund"), a series of The Brinson Funds (the "Trust"), hereby appoint Amy R. Doberman, Rita Rubin and Marissa Duran-Cruz, or any one of
them, true and lawful attorneys, with the power of substitution of each, to vote all  shares of the Fund which the  undersigned  may be  entitled  to vote at the
Special  Meeting of  Shareholders  (the "Special  Meeting") to be held on May 9,
2002, at 10:00 a.m., Eastern time, at 51 West 52nd Street, 16th Floor, New York,
NY 10019-6114, and at any adjournment thereof.

The proxies named will vote the shares  represented  by this proxy in accordance with the choices made on this ballot.  If no choice is indicated as to the item, this  proxy  will be voted  affirmatively  on the  matters.  The  matters  being considered  have been proposed by  management.  The matters  being  proposed are related to, but not conditioned on, the approval of each other, except as noted.
Discretionary  authority  is hereby  conferred  as to all other  matters  as may properly come before the Special Meeting or any adjournment thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE BRINSON FUNDS.
THIS PROXY, WHEN PROPERLY EXECUTED,  WILL BE VOTED IN THE MANNER DIRECTED BY THE
UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR"
THE PROPOSALS.

        By checking the box "FOR" below, you will vote to approve each of the proposed items in this proxy.

                                    FOR                      [   ]

Proposal #1    To elect Walter E. Auch, Frank K. Reilly,  Edward M. Roob
               and Brian M. Storms as Trustees of the Trust

                    FOR                                      [   ]
                    WITHHOLD AUTHORITY TO VOTE               [   ]
                    VOTE FOR ALL EXCEPT                      [   ]
                    If  you  do  not  wish  your  shares  to be  voted  "FOR"  a particular  nominee,  mark the "VOTE FOR ALL EXCEPT" box and strike a line  through the name of each nominee for whom you are NOT voting.  Your shares will be voted for the remaining nominees.

Proposal #2    To approve the  elimination of the permanent  expense cap
               for the Fund

                    FOR                                      [   ]
                    AGAINST                                  [   ]
                    ABSTAIN                                  [   ]

Proposal #3    To approve an amended Investment Advisory Agreement between the Trust, on behalf of the Fund, and Brinson Partners, Inc.

                    FOR                                      [   ]
                    AGAINST                                  [   ]
                    ABSTAIN                                  [   ]

Proposal #4    To make amendments to the Fund's fundamental investment
               restrictions:

         #4(a) To amend the Fund's fundamental investment restriction regarding borrowing

                    FOR                                      [   ]
                    AGAINST                                  [   ]
                    ABSTAIN                                  [   ]

         #4(b) To amend the Fund's fundamental investment restriction regarding underwriting

                    FOR                                      [   ]
                    AGAINST                                  [   ]
                    ABSTAIN                                  [   ]

         #4(c) To amend the Fund's fundamental investment restriction regarding lending

                    FOR                                      [   ]
                    AGAINST                                  [   ]
                    ABSTAIN                                  [   ]

         #4(d) To amend the Fund's fundamental investment restriction regarding investments in real estate

                    FOR                                      [   ]
                    AGAINST                                  [   ]
                    ABSTAIN                                  [   ]

         #4(e) To amend the Fund's  fundamental  investment  restriction regarding investments in commodities

                    FOR                                      [   ]
                    AGAINST                                  [   ]
                    ABSTAIN                                  [   ]

         #4(f) To amend the Fund's fundamental investment restriction regarding issuing senior securities and making short
               sales

                    FOR                                      [   ]
                    AGAINST                                  [   ]
                    ABSTAIN                                  [   ]

         #4(g) To amend the Fund's fundamental investment restriction regarding industry concentration

                    FOR                                      [   ]
                    AGAINST                                  [   ]
                    ABSTAIN                                  [   ]

         #4(h) To amend the Fund's fundamental investment restriction regarding diversification

                    FOR                                      [   ]
                    AGAINST                                  [   ]
                    ABSTAIN                                  [   ]

Proposal #5    To eliminate certain fundamental investment restrictions of the Fund:

         #5(a) To eliminate the Fund's fundamental investment
               restriction regarding investing for control or management

                    FOR                                      [   ]
                    AGAINST                                  [   ]
                    ABSTAIN                                  [   ]

         #5(b) To eliminate the Fund's fundamental investment
               restriction regarding purchasing securities on margin

                    FOR                                      [   ]
                    AGAINST                                  [   ]
                    ABSTAIN                                  [   ]

         #5(c) To eliminate the Fund's fundamental investment
               restriction regarding investing in unseasoned issuers

                    FOR                                      [   ]
                    AGAINST                                  [   ]
                    ABSTAIN                                  [   ]

         #5(d) To eliminate the Fund's fundamental investment
               restriction regarding investments in other investment
               companies

                    FOR                                      [   ]
                    AGAINST                                  [   ]
                    ABSTAIN                                  [   ]

         #5(e) To eliminate the Fund's fundamental investment
               restriction regarding investments in puts, calls and
               straddles

                    FOR                                      [   ]
                    AGAINST                                  [   ]
                    ABSTAIN                                  [   ]

         #5(f) To eliminate the Fund's fundamental investment restriction regarding investments in oil, gas and/or mineral exploration or development programs or leases

                    FOR                                      [   ]
                    AGAINST                                  [   ]
                    ABSTAIN                                  [   ]

                                    YOUR VOTE IS IMPORTANT
                                    Please complete, sign and return
                                    this card as soon as possible.

                                    ______________________________
                                    Dated

                                    ______________________________
                                    Signature

                                    ______________________________
                                    Signature (Joint Owners)

Please sign this proxy  exactly as your name  appears on the books of the Trust.
Joint owners should each sign personally. Directors and other fiduciaries should indicate the capacity in which they sign,  and where more than one name appears, a majority  must sign. If a  corporation,  this  signature  should be that of an authorized officer who should state his or her title.

                           U.S. LARGE CAP GROWTH FUND

             Proxy for Special Meeting of Shareholders - May 9, 2002

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned shareholders of the U.S.
Large Cap Growth Fund (the "Fund"), a series of The Brinson Funds (the "Trust"), hereby appoint Amy R. Doberman, Rita Rubin and Marissa Duran-Cruz, or any one of
them, true and lawful attorneys, with the power of substitution of each, to vote all  shares of the Fund which the  undersigned  may be  entitled  to vote at the
Special  Meeting of  Shareholders  (the "Special  Meeting") to be held on May 9,
2002, at 10:00 a.m., Eastern time, at 51 West 52nd Street, 16th Floor, New York,
NY 10019-6114, and at any adjournment thereof.

The proxies named will vote the shares  represented  by this proxy in accordance with the choices made on this ballot.  If no choice is indicated as to the item, this  proxy  will be voted  affirmatively  on the  matters.  The  matters  being considered  have been proposed by  management.  The matters  being  proposed are related to, but not conditioned on, the approval of each other, except as noted.
Discretionary  authority  is hereby  conferred  as to all other  matters  as may properly come before the Special Meeting or any adjournment thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE BRINSON FUNDS.
THIS PROXY, WHEN PROPERLY EXECUTED,  WILL BE VOTED IN THE MANNER DIRECTED BY THE
UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR"
THE PROPOSALS.

        By checking the box "FOR" below, you will vote to approve each of the proposed items in this proxy.

                                    FOR           [   ]

Proposal #1    To elect Walter E. Auch, Frank K. Reilly,  Edward M. Roob
               and Brian M. Storms as Trustees of the Trust

                    FOR                                      [   ]
                    WITHHOLD AUTHORITY TO VOTE               [   ]
                    VOTE FOR ALL EXCEPT                      [   ]
                    If  you  do  not  wish  your  shares  to be  voted  "FOR"  a particular  nominee,  mark the "VOTE FOR ALL EXCEPT" box and strike a line  through the name of each nominee for whom you are NOT voting.  Your shares will be voted for the remaining nominees.

Proposal #2    To approve the  elimination of the permanent  expense cap
               for the Fund

                    FOR                                      [   ]
                    AGAINST                                  [   ]
                    ABSTAIN                                  [   ]

Proposal #3    To approve an amended Investment Advisory Agreement between the Trust, on behalf of the Fund, and Brinson Partners, Inc.

                    FOR                                      [   ]
                    AGAINST                                  [   ]
                    ABSTAIN                                  [   ]

                                    YOUR VOTE IS IMPORTANT
                                    Please complete, sign and return
                                    this card as soon as possible.

                                    ______________________________
                                    Dated

                                    ______________________________
                                    Signature

                                    ______________________________
                                    Signature (Joint Owners)

Please sign this proxy  exactly as your name  appears on the books of the Trust.
Joint owners should each sign personally. Directors and other fiduciaries should indicate the capacity in which they sign,  and where more than one name appears, a majority  must sign. If a  corporation,  this  signature  should be that of an authorized officer who should state his or her title.

                           U.S. SMALL CAP GROWTH FUND

             Proxy for Special Meeting of Shareholders - May 9, 2002

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned shareholders of the U.S.
Small Cap Growth Fund (the "Fund"), a series of The Brinson Funds (the "Trust"), hereby appoint Amy R. Doberman, Rita Rubin and Marissa Duran-Cruz, or any one of
them, true and lawful attorneys, with the power of substitution of each, to vote all  shares of the Fund which the  undersigned  may be  entitled  to vote at the
Special  Meeting of  Shareholders  (the "Special  Meeting") to be held on May 9,
2002, at 10:00 a.m., Eastern time, at 51 West 52nd Street, 16th Floor, New York,
NY 10019-6114, and at any adjournment thereof.

The proxies named will vote the shares  represented  by this proxy in accordance with the choices made on this ballot.  If no choice is indicated as to the item, this  proxy  will be voted  affirmatively  on the  matters.  The  matters  being considered  have been proposed by  management.  The matters  being  proposed are related to, but not conditioned on, the approval of each other, except as noted.
Discretionary  authority  is hereby  conferred  as to all other  matters  as may properly come before the Special Meeting or any adjournment thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE BRINSON FUNDS.
THIS PROXY, WHEN PROPERLY EXECUTED,  WILL BE VOTED IN THE MANNER DIRECTED BY THE
UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR"
THE PROPOSALS.

        By checking the box "FOR" below, you will vote to approve each of the proposed items in this proxy.

                                    FOR           [   ]

Proposal #1    To elect Walter E. Auch, Frank K. Reilly,  Edward M. Roob
               and Brian M. Storms as Trustees of the Trust

                    FOR                                      [   ]
                    WITHHOLD AUTHORITY TO VOTE               [   ]
                    VOTE FOR ALL EXCEPT                      [   ]
                    If  you  do  not  wish  your  shares  to be  voted  "FOR"  a particular  nominee,  mark the "VOTE FOR ALL EXCEPT" box and strike a line  through the name of each nominee for whom you are NOT voting.  Your shares will be voted for the remaining nominees.

Proposal #2    To approve the  elimination of the permanent  expense cap
               for the Fund

                    FOR                                      [   ]
                    AGAINST                                  [   ]
                    ABSTAIN                                  [   ]

Proposal #3    To approve an amended Investment Advisory Agreement between the Trust, on behalf of the Fund, and Brinson Partners, Inc.

                    FOR                                      [   ]
                    AGAINST                                  [   ]
                    ABSTAIN                                  [   ]

                                    YOUR VOTE IS IMPORTANT
                                    Please complete, sign and return
                                    this card as soon as possible.

                                    ______________________________
                                    Dated

                                    ______________________________
                                    Signature

                                    ______________________________
                                    Signature (Joint Owners)

Please sign this proxy  exactly as your name  appears on the books of the Trust.
Joint owners should each sign personally. Directors and other fiduciaries should indicate the capacity in which they sign,  and where more than one name appears, a majority  must sign. If a  corporation,  this  signature  should be that of an authorized officer who should state his or her title.

                                U.S. EQUITY FUND

             Proxy for Special Meeting of Shareholders - May 9, 2002

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned shareholders of the U.S.
Equity Fund (the "Fund"),  a series of The Brinson Funds (the  "Trust"),  hereby appoint Amy R. Doberman, Rita Rubin and Marissa Duran-Cruz,  or any one of them, true and lawful  attorneys,  with the power of substitution of each, to vote all shares of the Fund which the  undersigned may be entitled to vote at the Special
Meeting of  Shareholders  (the "Special  Meeting") to be held on May 9, 2002, at
10:00 a.m.,  Eastern  time,  at 51 West 52nd Street,  16th Floor,  New York,  NY
10019-6114, and at any adjournment thereof.

The proxies named will vote the shares  represented  by this proxy in accordance with the choices made on this ballot.  If no choice is indicated as to the item, this  proxy  will be voted  affirmatively  on the  matters.  The  matters  being considered  have been proposed by  management.  The matters  being  proposed are related to, but not conditioned on, the approval of each other, except as noted.
Discretionary  authority  is hereby  conferred  as to all other  matters  as may properly come before the Special Meeting or any adjournment thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE BRINSON FUNDS.
THIS PROXY, WHEN PROPERLY EXECUTED,  WILL BE VOTED IN THE MANNER DIRECTED BY THE
UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR"
THE PROPOSALS.

        By checking the box "FOR" below, you will vote to approve each of the proposed items in this proxy.

                                    FOR           [   ]

Proposal #1    To elect Walter E. Auch, Frank K. Reilly,  Edward M. Roob
               and Brian M. Storms as Trustees of the Trust

                    FOR                                      [   ]
                    WITHHOLD AUTHORITY TO VOTE               [   ]
                    VOTE FOR ALL EXCEPT                      [   ]
                    If  you  do  not  wish  your  shares  to be  voted  "FOR"  a particular  nominee,  mark the "VOTE FOR ALL EXCEPT" box and strike a line  through the name of each nominee for whom you are NOT voting.  Your shares will be voted for the remaining nominees.

Proposal #2    To approve the  elimination of the permanent  expense cap
               for the Fund

                    FOR                                      [   ]
                    AGAINST                                  [   ]
                    ABSTAIN                                  [   ]

Proposal #3    To approve an amended Investment Advisory Agreement between the Trust, on behalf of the Fund, and Brinson Partners, Inc.

                    FOR                                      [   ]
                    AGAINST                                  [   ]
                    ABSTAIN                                  [   ]

Proposal #4    To make amendments to the Fund's fundamental investment
               restrictions:

         #4(a) To amend the Fund's fundamental investment restriction regarding borrowing

                    FOR                                      [   ]
                    AGAINST                                  [   ]
                    ABSTAIN                                  [   ]

         #4(b) To amend the Fund's fundamental investment restriction regarding underwriting

                    FOR                                      [   ]
                    AGAINST                                  [   ]
                    ABSTAIN                                  [   ]

         #4(c) To amend the Fund's fundamental investment restriction regarding lending

                    FOR                                      [   ]
                    AGAINST                                  [   ]
                    ABSTAIN                                  [   ]

         #4(d) To amend the Fund's fundamental investment restriction regarding investments in real estate

                    FOR                                      [   ]
                    AGAINST                                  [   ]
                    ABSTAIN                                  [   ]

         #4(e) To amend the Fund's  fundamental  investment  restriction regarding investments in commodities

                    FOR                                      [   ]
                    AGAINST                                  [   ]
                    ABSTAIN                                  [   ]

         #4(f) To amend the Fund's fundamental investment restriction regarding issuing senior securities and making short
               sales

                    FOR                                      [   ]
                    AGAINST                                  [   ]
                    ABSTAIN                                  [   ]

         #4(g) To amend the Fund's fundamental investment restriction regarding industry concentration

                    FOR                                      [   ]
                    AGAINST                                  [   ]
                    ABSTAIN                                  [   ]

Proposal #5    To eliminate certain fundamental investment restrictions of the Fund:

         #5(a) To eliminate the Fund's fundamental investment
               restriction regarding investing for control or management

                    FOR                                      [   ]
                    AGAINST                                  [   ]
                    ABSTAIN                                  [   ]

         #5(b) To eliminate the Fund's fundamental investment
               restriction regarding purchasing securities on margin

                    FOR                                      [   ]
                    AGAINST                                  [   ]
                    ABSTAIN                                  [   ]

         #5(c) To eliminate the Fund's fundamental investment
               restriction regarding investing in unseasoned issuers

                    FOR                                      [   ]
                    AGAINST                                  [   ]
                    ABSTAIN                                  [   ]

         #5(d) To eliminate the Fund's fundamental investment
               restriction regarding investments in other investment
               companies

                    FOR                                      [   ]
                    AGAINST                                  [   ]
                    ABSTAIN                                  [   ]

         #5(e) To eliminate the Fund's fundamental investment
               restriction regarding investments in puts, calls and
               straddles

                    FOR                                      [   ]
                    AGAINST                                  [   ]
                    ABSTAIN                                  [   ]

         #5(f) To eliminate the Fund's fundamental investment restriction regarding investments in oil, gas and/or mineral exploration or development programs or leases

                    FOR                                      [   ]
                    AGAINST                                  [   ]
                    ABSTAIN                                  [   ]

                                    YOUR VOTE IS IMPORTANT
                                    Please complete, sign and return
                                    this card as soon as possible.

                                    ______________________________
                                    Dated

                                    ______________________________
                                    Signature

                                    ______________________________
                                    Signature (Joint Owners)

Please sign this proxy  exactly as your name  appears on the books of the Trust.
Joint owners should each sign personally. Directors and other fiduciaries should indicate the capacity in which they sign,  and where more than one name appears, a majority  must sign. If a  corporation,  this  signature  should be that of an authorized officer who should state his or her title.

                                 U.S. BOND FUND

             Proxy for Special Meeting of Shareholders - May 9, 2002

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned shareholders of the U.S.
Bond Fund (the  "Fund"),  a series of The Brinson  Funds (the  "Trust"),  hereby appoint Amy R. Doberman, Rita Rubin and Marissa Duran-Cruz,  or any one of them, true and lawful  attorneys,  with the power of substitution of each, to vote all shares of the Fund which the  undersigned may be entitled to vote at the Special
Meeting of  Shareholders  (the "Special  Meeting") to be held on May 9, 2002, at
10:00 a.m.,  Eastern  time,  at 51 West 52nd Street,  16th Floor,  New York,  NY
10019-6114, and at any adjournment thereof.

The proxies named will vote the shares  represented  by this proxy in accordance with the choices made on this ballot.  If no choice is indicated as to the item, this  proxy  will be voted  affirmatively  on the  matters.  The  matters  being considered  have been proposed by  management.  The matters  being  proposed are related to, but not conditioned on, the approval of each other, except as noted.
Discretionary  authority  is hereby  conferred  as to all other  matters  as may properly come before the Special Meeting or any adjournment thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE BRINSON FUNDS.
THIS PROXY, WHEN PROPERLY EXECUTED,  WILL BE VOTED IN THE MANNER DIRECTED BY THE
UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR"
THE PROPOSALS.

        By checking the box "FOR" below, you will vote to approve each of the proposed items in this proxy.

                                    FOR           [   ]

Proposal #1    To elect Walter E. Auch, Frank K. Reilly,  Edward M. Roob
               and Brian M. Storms as Trustees of the Trust

                    FOR                                      [   ]
                    WITHHOLD AUTHORITY TO VOTE               [   ]
                    VOTE FOR ALL EXCEPT                      [   ]
                    If  you  do  not  wish  your  shares  to be  voted  "FOR"  a particular  nominee,  mark the "VOTE FOR ALL EXCEPT" box and strike a line  through the name of each nominee for whom you are NOT voting.  Your shares will be voted for the remaining nominees.

Proposal #2    To approve the  elimination of the permanent  expense cap
               for the Fund

                    FOR                                      [   ]
                    AGAINST                                  [   ]
                    ABSTAIN                                  [   ]

Proposal #3    To approve an amended Investment Advisory Agreement between the Trust, on behalf of the Fund, and Brinson Partners, Inc.

                    FOR                                      [   ]
                    AGAINST                                  [   ]
                    ABSTAIN                                  [   ]

Proposal #4    To make amendments to the Fund's fundamental investment
               restrictions:

         #4(a) To amend the Fund's fundamental investment restriction regarding borrowing

                    FOR                                      [   ]
                    AGAINST                                  [   ]
                    ABSTAIN                                  [   ]

         #4(b) To amend the Fund's fundamental investment restriction regarding underwriting

                    FOR                                      [   ]
                    AGAINST                                  [   ]
                    ABSTAIN                                  [   ]

         #4(c) To amend the Fund's fundamental investment restriction regarding lending

                    FOR                                      [   ]
                    AGAINST                                  [   ]
                    ABSTAIN                                  [   ]

         #4(d) To amend the Fund's fundamental investment restriction regarding investments in real estate

                    FOR                                      [   ]
                    AGAINST                                  [   ]
                    ABSTAIN                                  [   ]

         #4(e) To amend the Fund's  fundamental  investment  restriction regarding investments in commodities

                    FOR                                      [   ]
                    AGAINST                                  [   ]
                    ABSTAIN                                  [   ]

         #4(f) To amend the Fund's fundamental investment restriction regarding issuing senior securities and making short
               sales

                    FOR                                      [   ]
                    AGAINST                                  [   ]
                    ABSTAIN                                  [   ]

         #4(g) To amend the Fund's fundamental investment restriction regarding industry concentration

                    FOR                                      [   ]
                    AGAINST                                  [   ]
                    ABSTAIN                                  [   ]

         #4(h) To amend the Fund's fundamental investment restriction regarding diversification

                    FOR                                      [   ]
                    AGAINST                                  [   ]
                    ABSTAIN                                  [   ]

Proposal #5    To eliminate certain fundamental investment restrictions of the Fund:

         #5(a) To eliminate the Fund's fundamental investment
               restriction regarding investing for control or management

                    FOR                                      [   ]
                    AGAINST                                  [   ]
                    ABSTAIN                                  [   ]

         #5(b) To eliminate the Fund's fundamental investment
               restriction regarding purchasing securities on margin

                    FOR                                      [   ]
                    AGAINST                                  [   ]
                    ABSTAIN                                  [   ]

         #5(c) To eliminate the Fund's fundamental investment
               restriction regarding investing in unseasoned issuers

                    FOR                                      [   ]
                    AGAINST                                  [   ]
                    ABSTAIN                                  [   ]

         #5(d) To eliminate the Fund's fundamental investment
               restriction regarding investments in other investment
               companies

                    FOR                                      [   ]
                    AGAINST                                  [   ]
                    ABSTAIN                                  [   ]

         #5(e) To eliminate the Fund's fundamental investment
               restriction regarding investments in puts, calls and
               straddles

                    FOR                                      [   ]
                    AGAINST                                  [   ]
                    ABSTAIN                                  [   ]

        #5(f)  To eliminate the Fund's fundamental investment restriction regarding investments in oil, gas and/or mineral exploration or development programs or leases

                    FOR                                      [   ]
                    AGAINST                                  [   ]
                    ABSTAIN                                  [   ]

                                    YOUR VOTE IS IMPORTANT
                                    Please complete, sign and return
                                    this card as soon as possible.

                                    ______________________________
                                    Dated

                                    ______________________________
                                    Signature

                                    ______________________________
                                    Signature (Joint Owners)

Please sign this proxy  exactly as your name  appears on the books of the Trust.
Joint owners should each sign personally. Directors and other fiduciaries should indicate the capacity in which they sign,  and where more than one name appears, a majority  must sign. If a  corporation,  this  signature  should be that of an authorized officer who should state his or her title.

                                 HIGH YIELD FUND

             Proxy for Special Meeting of Shareholders - May 9, 2002

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned shareholders of the High
Yield Fund (the  "Fund"),  a series of The Brinson Funds (the  "Trust"),  hereby appoint Amy R. Doberman, Rita Rubin and Marissa Duran-Cruz,  or any one of them, true and lawful  attorneys,  with the power of substitution of each, to vote all shares of the Fund which the  undersigned may be entitled to vote at the Special
Meeting of  Shareholders  (the "Special  Meeting") to be held on May 9, 2002, at
10:00 a.m.,  Eastern  time,  at 51 West 52nd Street,  16th Floor,  New York,  NY
10019-6114, and at any adjournment thereof.

The proxies named will vote the shares  represented  by this proxy in accordance with the choices made on this ballot.  If no choice is indicated as to the item, this  proxy  will be voted  affirmatively  on the  matters.  The  matters  being considered  have been proposed by  management.  The matters  being  proposed are related to, but not conditioned on, the approval of each other, except as noted.
Discretionary  authority  is hereby  conferred  as to all other  matters  as may properly come before the Special Meeting or any adjournment thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE BRINSON FUNDS.
THIS PROXY, WHEN PROPERLY EXECUTED,  WILL BE VOTED IN THE MANNER DIRECTED BY THE
UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR"
THE PROPOSALS.

        By checking the box "FOR" below, you will vote to approve each of the proposed items in this proxy.

                                    FOR           [   ]

Proposal #1    To elect Walter E. Auch, Frank K. Reilly,  Edward M. Roob
               and Brian M. Storms as Trustees of the Trust

                    FOR                                      [   ]
                    WITHHOLD AUTHORITY TO VOTE               [   ]
                    VOTE FOR ALL EXCEPT                      [   ]
                    If  you  do  not  wish  your  shares  to be  voted  "FOR"  a particular  nominee,  mark the "VOTE FOR ALL EXCEPT" box and strike a line  through the name of each nominee for whom you are NOT voting.  Your shares will be voted for the remaining nominees.

Proposal #2    To approve the  elimination of the permanent  expense cap
               for the Fund

                    FOR                                      [   ]
                    AGAINST                                  [   ]
                    ABSTAIN                                  [   ]

Proposal #3    To approve an amended Investment Advisory Agreement between the Trust, on behalf of the Fund, and Brinson Partners, Inc.

                    FOR                                      [   ]
                    AGAINST                                  [   ]
                    ABSTAIN                                  [   ]

                                    YOUR VOTE IS IMPORTANT
                                    Please complete, sign and return
                                    this card as soon as possible.

                                    ______________________________
                                    Dated

                                    ______________________________
                                    Signature

                                    ______________________________
                                    Signature (Joint Owners)

Please sign this proxy  exactly as your name  appears on the books of the Trust.
Joint owners should each sign personally. Directors and other fiduciaries should indicate the capacity in which they sign,  and where more than one name appears, a majority  must sign. If a  corporation,  this  signature  should be that of an authorized officer who should state his or her title.

                            INTERNATIONAL EQUITY FUND

             Proxy for Special Meeting of Shareholders - May 9, 2002

KNOW ALL PERSONS BY THESE  PRESENTS  that the  undersigned  shareholders  of the
International  Equity  Fund (the  "Fund"),  a series of The  Brinson  Funds (the
"Trust"),  hereby appoint Amy R. Doberman, Rita Rubin and Marissa Duran-Cruz, or
any one of them,  true and lawful  attorneys,  with the power of substitution of each,  to vote all shares of the Fund which the  undersigned  may be entitled to vote at the Special Meeting of Shareholders  (the "Special  Meeting") to be held on May 9, 2002, at 10:00 a.m., Eastern time, at 51 West 52nd Street, 16th Floor,
New York, NY 10019-6114, and at any adjournment thereof.

The proxies named will vote the shares  represented  by this proxy in accordance with the choices made on this ballot.  If no choice is indicated as to the item, this  proxy  will be voted  affirmatively  on the  matters.  The  matters  being considered  have been proposed by  management.  The matters  being  proposed are related to, but not conditioned on, the approval of each other, except as noted.
Discretionary  authority  is hereby  conferred  as to all other  matters  as may properly come before the Special Meeting or any adjournment thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE BRINSON FUNDS.
THIS PROXY, WHEN PROPERLY EXECUTED,  WILL BE VOTED IN THE MANNER DIRECTED BY THE
UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR"
THE PROPOSALS.

        By checking the box "FOR" below, you will vote to approve each of the proposed items in this proxy.

                                    FOR           [   ]

Proposal #1    To elect Walter E. Auch, Frank K. Reilly,  Edward M. Roob
               and Brian M. Storms as Trustees of the Trust

                    FOR                                      [   ]
                    WITHHOLD AUTHORITY TO VOTE               [   ]
                    VOTE FOR ALL EXCEPT                      [   ]
                    If  you  do  not  wish  your  shares  to be  voted  "FOR"  a particular  nominee,  mark the "VOTE FOR ALL EXCEPT" box and strike a line  through the name of each nominee for whom you are NOT voting.  Your shares will be voted for the remaining nominees.

Proposal #2    To approve the  elimination of the permanent  expense cap
               for the Fund

                    FOR                                      [   ]
                    AGAINST                                  [   ]
                    ABSTAIN                                  [   ]

Proposal #3    To approve an amended Investment Advisory Agreement between the Trust, on behalf of the Fund, and Brinson Partners, Inc.

                    FOR                                      [   ]
                    AGAINST                                  [   ]
                    ABSTAIN                                  [   ]

Proposal #4    To make amendments to the Fund's fundamental investment
               restrictions:

        #4(a)  To amend the Fund's fundamental investment restriction regarding borrowing

                    FOR                                      [   ]
                    AGAINST                                  [   ]
                    ABSTAIN                                  [   ]

         #4(b) To amend the Fund's fundamental investment restriction regarding underwriting

                    FOR                                      [   ]
                    AGAINST                                  [   ]
                    ABSTAIN                                  [   ]

         #4(c) To amend the Fund's fundamental investment restriction regarding lending

                    FOR                                      [   ]
                    AGAINST                                  [   ]
                    ABSTAIN                                  [   ]

         #4(d) To amend the Fund's fundamental investment restriction regarding investments in real estate

                    FOR                                      [   ]
                    AGAINST                                  [   ]
                    ABSTAIN                                  [   ]

         #4(e) To amend the Fund's  fundamental  investment  restriction regarding investments in commodities

                    FOR                                      [   ]
                    AGAINST                                  [   ]
                    ABSTAIN                                  [   ]

         #4(f) To amend the Fund's fundamental investment restriction regarding issuing senior securities and making short
               sales

                    FOR                                      [   ]
                    AGAINST                                  [   ]
                    ABSTAIN                                  [   ]

         #4(g) To amend the Fund's fundamental investment restriction regarding industry concentration

                    FOR                                      [   ]
                    AGAINST                                  [   ]
                    ABSTAIN                                  [   ]

Proposal #5    To eliminate certain fundamental investment restrictions of the Fund:

         #5(a) To eliminate the Fund's fundamental investment
               restriction regarding investing for control or management

                    FOR                                      [   ]
                    AGAINST                                  [   ]
                    ABSTAIN                                  [   ]

         #5(b) To eliminate the Fund's fundamental investment
               restriction regarding purchasing securities on margin

                    FOR                                      [   ]
                    AGAINST                                  [   ]
                    ABSTAIN                                  [   ]

         #5(c) To eliminate the Fund's fundamental investment
               restriction regarding investing in unseasoned issuers

                    FOR                                      [   ]
                    AGAINST                                  [   ]
                    ABSTAIN                                  [   ]

         #5(d) To eliminate the Fund's fundamental investment
               restriction regarding investments in other investment
               companies

                    FOR                                      [   ]
                    AGAINST                                  [   ]
                    ABSTAIN                                  [   ]

         #5(e) To eliminate the Fund's fundamental investment
               restriction regarding investments in puts, calls and
               straddles

                    FOR                                      [   ]
                    AGAINST                                  [   ]
                    ABSTAIN                                  [   ]

         #5(f) To eliminate the Fund's fundamental investment restriction regarding investments in oil, gas and/or mineral exploration or development programs or leases

                    FOR                                      [   ]
                    AGAINST                                  [   ]
                    ABSTAIN                                  [   ]

                                    YOUR VOTE IS IMPORTANT
                                    Please complete, sign and return
                                    this card as soon as possible.

                                    ______________________________
                                    Dated

                                    ______________________________
                                    Signature

                                    ______________________________
                                    Signature (Joint Owners)

Please sign this proxy  exactly as your name  appears on the books of the Trust.
Joint owners should each sign personally. Directors and other fiduciaries should indicate the capacity in which they sign,  and where more than one name appears, a majority  must sign. If a  corporation,  this  signature  should be that of an authorized officer who should state his or her title.

                           U.S. Value Equity Fund

             Proxy for Special Meeting of Shareholders - May 9, 2002

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned shareholders of the U.S.
Value Equity Fund (the  "Fund"),  a series of The Brinson  Funds (the  "Trust"), hereby appoint Amy R. Doberman, Rita Rubin and Marissa Duran-Cruz, or any one of
them, true and lawful attorneys, with the power of substitution of each, to vote all  shares of the Fund which the  undersigned  may be  entitled  to vote at the
Special  Meeting of  Shareholders  (the "Special  Meeting") to be held on May 9,
2002, at 10:00 a.m., Eastern time, at 51 West 52nd Street, 16th Floor, New York,
NY 10019-6114, and at any adjournment thereof.

The proxies named will vote the shares  represented  by this proxy in accordance with the choices made on this ballot.  If no choice is indicated as to the item, this  proxy  will be voted  affirmatively  on the  matters.  The  matters  being considered  have been proposed by  management.  The matters  being  proposed are related to, but not conditioned on, the approval of each other, except as noted.
Discretionary  authority  is hereby  conferred  as to all other  matters  as may properly come before the Special Meeting or any adjournment thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE BRINSON FUNDS.
THIS PROXY, WHEN PROPERLY EXECUTED,  WILL BE VOTED IN THE MANNER DIRECTED BY THE
UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR"
THE PROPOSALS.

        By checking the box "FOR" below, you will vote to approve each of the proposed items in this proxy.

                                    FOR           [   ]

Proposal #1    To elect Walter E. Auch, Frank K. Reilly,  Edward M. Roob
               and Brian M. Storms as Trustees of the Trust

                    FOR                                      [   ]
                    WITHHOLD AUTHORITY TO VOTE               [   ]
                    VOTE FOR ALL EXCEPT                      [   ]
                    If  you  do  not  wish  your  shares  to be  voted  "FOR"  a particular  nominee,  mark the "VOTE FOR ALL EXCEPT" box and strike a line  through the name of each nominee for whom you are NOT voting.  Your shares will be voted for the remaining nominees.

Proposal #3    To approve an amended Investment Advisory Agreement between the Trust, on behalf of the Fund, and Brinson Partners, Inc.

                    FOR                                      [   ]
                    AGAINST                                  [   ]
                    ABSTAIN                                  [   ]

                                    YOUR VOTE IS IMPORTANT
                                    Please complete, sign and return
                                    this card as soon as possible.

                                    ______________________________
                                    Dated

                                    ______________________________
                                    Signature

                                    ______________________________
                                    Signature (Joint Owners)

Please sign this proxy  exactly as your name  appears on the books of the Trust.
Joint owners should each sign personally. Directors and other fiduciaries should indicate the capacity in which they sign,  and where more than one name appears, a majority  must sign. If a  corporation,  this  signature  should be that of an authorized officer who should state his or her title.

                                                                       Exhibit A

      Additional Information Regarding the Executive Officers of the Trust

     The table below  provides  additional  information  regarding the executive officers  of the Trust,  including  information  about the titles they hold with the Trust and their principal occupations during the past five years.

                                   Term of
                                  Office and
Name, Address   Positions Held    Length of         Principal Occupations During the
   and Age      with the Trust   Time Served*                 Past 5 Years
   -------      --------------   ------------                 ------------
    Amy R.      Vice President    Since 2001   Managing Director and General Counsel,
 Doberman***         and                       Brinson Advisors, Inc. since 2001.
   Age: 39        Secretary                    Executive Director and General Counsel,
                                               Brinson Advisors, Inc. 2000-2001;
                                               Vice President and Secretary of
                                               the Trust since 2001; Vice
                                               President and Secretary, Brinson
                                               Relationship Funds since 2001;
                                               Secretary, Brinson Supplementary
                                               Trust since 2001; General
                                               Counsel, Aeltus Investment
                                               Management, Inc. 1997-2000;
                                               previously, Assistant Chief
                                               Counsel, Division of Investment
                                               Management, SEC; Vice President
                                               and Secretary of 22 other
                                               investment companies for which
                                               Brinson Advisors, Brinson
                                               Partners, UBS PaineWebber or one
                                               of their affiliates serves as
                                               investment advisor, sub-advisor
                                               or manager.

   Paul H.       Treasurer and    Since 2001   Executive Director and the Head of the
 Schubert****      Principal                   Mutual Fund Finance Department, Brinson
   Age: 39        Accounting                   Advisors, Inc. since 1997, and
                    Officer                    previously, First Vice President and
                                               Senior Manager of Mutual Fund
                                               Finance Department, Brinson
                                               Advisors Inc. 1994-1997.
                                               Treasurer and Principal
                                               Accounting Officer of the Trust,
                                               Brinson Relationship Funds and
                                               Brinson Supplementary Trust since
                                               2001. Vice President and
                                               Treasurer since 1997 of 22 other
                                               investment companies for which
                                               Brinson Advisors, UBS PaineWebber
                                               or one of their affiliates serves
                                               as investment advisor.

   David E.        Assistant      Since 1998   Director, Brinson Partners, Inc. since
   Floyd**         Secretary                   2000; Associate Director, Brinson
   Age: 32                                     Partners, Inc. since 1998-2000;
                                               Associate, Brinson Partners,
                                               Inc., 1994-1998; Trust Officer,
                                               Brinson Company since 2000;
                                               Assistant Trust Officer, Brinson
                                               Trust Company since 1993-2000;
                                               Assistant Secretary of the Trust
                                               since 1998; Assistant Secretary,
                                               Brinson Relationship Funds since
                                               1998; and Assistant Secretary,
                                               Brinson Supplementary Trust since
                                               1998.

Mark F.            Assistant      Since 1999   Executive Director, Brinson Partners,
Kemper**           Secretary                   Inc. since 2001; Director, Brinson
Age:  43                                       Partners, Inc. 1997-2001; Partner,
                                               Brinson Partners, Inc. 1993-1997.
                                               Secretary, Brinson Partners, Inc. since
                                               1999; Assistant Secretary, Brinson
                                               Partners, Inc. 1993-1999; Assistant
                                               Secretary, Brinson Trust Company since
                                               1993; Secretary, Brinson Partners (New
                                               York) Inc. since 1998; Assistant
                                               Secretary, Brinson Holdings, Inc.
                                               1993-1998; Assistant Secretary of the
                                               Trust since 1999; Assistant Secretary,
                                               Brinson Relationship Funds since 1999;
                                               Assistant Secretary, Brinson
                                               Supplementary Trust since 1999.

Joseph T.          Assistant      Since 2001   Mr. Malone is a director and a senior
Malone****         Treasurer                   manager of the mutual fund finance
Age:  34                                       department of Brinson Advisors, Inc. From
                                               August 2000 through June 2001, he
                                               was the controller at AEA
                                               Investors Inc. From March 1998 to
                                               August 2000, Mr. Malone was a
                                               manager within investment
                                               management services of
                                               PricewaterhouseCoopers LLC. Prior
                                               to March 1998, he was a vice
                                               president of the mutual fund
                                               services group of Bankers Trust &
                                               Co. Mr. Malone is an assistant
                                               treasurer of three investment
                                               companies for which Brinson
                                               Partners, Brinson Advisors, UBS
                                               PaineWebber or one of their
                                               affiliates serves as investment
                                               advisor, sub-advisor or manager.

*        Each officer serves for an indefinite term at the pleasure of the Board.
**      This person's business address is Brinson Partners, Inc., 209
        South LaSalle Street, Chicago, IL  60604-1295.
***     This person's business address is Brinson Advisors, Inc., 51
        West 52nd Street, New York, NY  10019-6114.
****    This person's business address is Brinson Advisors, Inc., Newport Center
        III, 499 Washington Blvd., 14th Floor, Jersey City, NJ 07310-1998.

                                                                       Exhibit B

                  Expenses and Fee Tables and Expense Examples

For purposes of comparing the fees and expenses under the permanent  expense cap and the one-year  contractual  expense cap, the Expenses and Fee Tables for each
Fund are provided on the following pages and describe the fees and expenses that a shareholder  may pay directly or  indirectly  as an investor in the Fund.  The information  contained in the Expenses and Fee Tables for each Fund is identical under the permanent expense cap and the one-year contractual expense cap.

Examples are also provided for each Fund.  The Examples are intended to help you compare the cost of  investing in the Fund with the  permanent  expense cap with the cost of investing in the Fund with the one-year contractual expense cap. The
Examples  assume  that you  invest  $10,000  in each  Fund for the time  periods indicated and then redeem all of your shares at the end of those  periods.  Each
Example also assumes that your  investment  has a 5% return each year.  However, each  Fund's  actual  returns  may be greater or less than the  hypothetical  5%
return used. The Examples for each Fund reflect net operating expenses after the contractual fee waivers and expense  reimbursements  under the permanent expense cap and  one-year  expense  cap,  respectively.  The Example  for the  permanent expense cap for each Fund assumes that the current expense cap remained in place for the entire ten years, while the Example for the one-year contractual expense cap only  assumes  that the current  expense  cap was in place  during year one.
These are Examples  only,  and do not represent  future  expenses,  which may be greater or less than those shown on the following pages.

                             EXPENSES AND FEE TABLES

                        SHAREHOLDER TRANSACTION EXPENSES
                    (fees paid directly from your investment)

---------------------- --------------------- -------------------- --------------------- ---------------
                                              Maximum Front-End
                                                Sales Charge       Maximum Contingent
                          Maximum Sales       (Load) Imposed on      Deferred Sales
                          Charge (Load)           Purchases          Charge (Load)
Fund Names &  Classes   (as a % of offering       (as a % of       (as a % of offering
      of Shares               price)           offering price)           price)          Exchange Fee
---------------------- --------------------- -------------------- --------------------- ---------------

Global Balanced Fund
----------------------
----------------------
       Class A                5.50%                 5.50%                 None               None
----------------------
       Class B                5.00%                  None                5.00%               None
----------------------
       Class C                2.00%                 1.00%                1.00%               None
----------------------
       Class Y                 None                  None                 None               None
---------------------- --------------------- -------------------- --------------------- ---------------

                         ANNUAL FUND OPERATING EXPENSES1
                  (expenses that are deducted from Fund assets)

--------------------- ----------- --------------- --------- ------------- -------------- ----------
                                                               Total
                                                               Annual      Management
                                    Distribution               Fund        Fee Waivers
   Fund Names &        Management    and Service    Other     Operating    &  Expense      Net
  Classes of Shares      Fees      (12b-1) Fees   Expenses2   Expenses    Reimbursements Expenses3
--------------------- ----------- --------------- --------- ------------- -------------- ----------

 Global Balanced Fund
---------------------
---------------------
       Class A          0.80%         0.25%        0.19%       1.24%          0.00%        1.24%
---------------------
       Class B          0.80%         1.00%        0.19%       1.99%          0.00%        1.99%
---------------------
       Class C          0.80%         1.00%        0.19%       1.99%          0.00%        1.99%
---------------------
       Class Y          0.80%          None        0.19%       0.99%          0.00%        0.99%
--------------------- ----------- --------------- --------- ------------- -------------- ----------

1    The operating  expenses shown for the Class A shares and Class Y shares are based on expenses incurred during the Fund's most recent fiscal year ending
     June 30, 2001,  but have been restated to reflect the Fund's  current fees.
     The Class B shares  and Class C shares are new  classes  of shares,  so the operating  expenses for these  classes are based on estimated  expenses for the Fund's current fiscal year.

2    Includes  an  administrative  fee of  0.075%  paid by the  Fund to  Brinson
     Advisors.

3    Under the  permanent  expense  cap - Brinson  Partners  has  contracted  to permanently  waive its fees and  reimburse  certain  expenses so that total operating  expenses of the Fund,  exclusive  of 12b-1  fees,  do not exceed
     1.10% of each class of shares of the Fund.  Under the one-year  contractual expense cap - Brinson will agree to waives its fees and  reimburse  certain expenses so that total operation  expenses of the Fund,  exclusive of 12b-1 fees,  do not exceed 1.10% of each class of shares of the Fund for a period of one year from June 1, 2002 to May 31, 2003.

               Examples:
---------------------------------------------------- ---------- ----------- ---------- ----------
                                                       1 Year     3 Years    5 Years    10 Years
---------------------------------------------------- ---------- ----------- ---------- ----------
Global Balanced Fund (with permanent expense cap)
  Class A                                                $669       $922     $1,194      $1,967
  Class B (assuming sale of all shares at end of          702        924      1,273       1,946
        period)
  Class B (assuming no sale of shares)                    202        624      1,073       1,946
  Class C (assuming sale of all shares at end of          400        718      1,162       2,394
        period)
  Class C (assuming no sale of shares)                    300        718      1,162       2,394
  Class Y                                                 101        315        547       1,213
Global Balanced Fund (with one year contractual expense cap)
  Class A                                                $669       $922     $1,194      $1,967
  Class B (assuming sale of all shares at end of          702        924      1,273       1,946
        period)
  Class B (assuming no sale of shares)                    202        624      1,073       1,946
  Class C (assuming sale of all shares at end of          400        718      1,162       2,394
        period)
  Class C(assuming no sale of shares)                     300        718      1,162       2,394
  Class Y                                                 101        315        547       1,213

                             EXPENSES AND FEE TABLES

                        SHAREHOLDER TRANSACTION EXPENSES
                    (fees paid directly from your investment)

---------------------- --------------------- -------------------- --------------------- ---------------
                                              Maximum Front-End
                                                Sales Charge       Maximum Contingent
                          Maximum Sales       (Load) Imposed on      Deferred Sales
                          Charge (Load)           Purchases          Charge (Load)
Fund Names &  Classes   (as a % of offering       (as a % of       (as a % of offering
      of Shares               price)           offering price)           price)          Exchange Fee
---------------------- --------------------- -------------------- --------------------- ---------------

 Global Equity Fund
----------------------
----------------------
       Class A                5.50%                 5.50%                 None               None
----------------------
       Class B                5.00%                  None                5.00%               None
----------------------
       Class C                2.00%                 1.00%                1.00%               None
----------------------
       Class Y                 None                  None                 None               None
---------------------- --------------------- -------------------- --------------------- ---------------

                         ANNUAL FUND OPERATING EXPENSES1
                  (expenses that are deducted from Fund assets)

--------------------- ----------- --------------- --------- ------------- -------------- ----------
                                                               Total
                                                               Annual      Management
                                    Distribution               Fund        Fee Waivers
   Fund Names &        Management    and Service    Other     Operating    &  Expense      Net
  Classes of Shares      Fees      (12b-1) Fees   Expenses2   Expenses    Reimbursements Expenses3
--------------------- ----------- --------------- --------- ------------- -------------- ----------

  Global Equity Fund
---------------------
---------------------
       Class A          0.80%         0.25%        0.36%       1.41%          0.16%        1.25%
---------------------
       Class B          0.80%         1.00%        0.36%       2.16%          0.16%        2.00%
---------------------
       Class C          0.80%         1.00%        0.36%       2.16%          0.16%        2.00%
---------------------
       Class Y          0.80%          None        0.36%       1.16%          0.16%        1.00%
--------------------- ----------- --------------- --------- ------------- -------------- ----------

1    The operating  expenses shown for the Class A shares and Class Y shares are based on expenses incurred during the Fund's most recent fiscal year ending
     June 30, 2001,  but have been restated to reflect the Fund's  current fees.
     The Class B shares  and Class C shares are new  classes  of shares,  so the operating  expenses for these  classes are based on estimated  expenses for the Fund's current fiscal year.

2    Includes  an  administrative  fee of  0.075%  paid by the  Fund to  Brinson
     Advisors.

3    Under the  permanent  expense  cap - Brinson  Partners  has  contracted  to permanently  waive its fees and  reimburse  certain  expenses so that total operating  expenses of the Fund,  exclusive  of 12b-1  fees,  do not exceed
     1.00% of each class of shares of the Fund.  Under the one-year  contractual expense cap - Brinson will agree to waives its fees and  reimburse  certain expenses so that total operation  expenses of the Fund,  exclusive of 12b-1 fees,  do not exceed 1.00% of each class of shares of the Fund for a period of one year from June 1, 2002 to May 31, 2003.

               Examples:
---------------------------------------------------- ---------- ----------- ---------- ----------
                                                      1 Year     3 Years     5 Years   10 Years
---------------------------------------------------- ---------- ----------- ---------- ----------
Global Equity Fund (with permanent expense cap)
  Class A                                                $670       $925     $1,199      $1,978
  Class B (assuming sale of all shares at end of          703        927      1,278       1,956
        period)
  Class B (assuming no sale of shares)                    203        627      1,078       1,956
  Class C (assuming sale of all shares at end of          401        721      1,167       2,404
        period)
  Class C (assuming no sale of shares)                    301        721      1,167       2,404
  Class Y                                                 102        318        552       1,225
Global Equity Fund (with one year contractual expense cap)
  Class A                                                $670       $956     $1,263      $2,132
  Class B (assuming sale of all shares at end of          703        961      1,345       2,115
        period)
  Class B (assuming no sale of shares)                    203        661      1,145       2,115
  Class C (assuming sale of all shares at end of          401        754      1,233       2,556
        period)
  Class C(assuming no sale of shares)                     301        754      1,233       2,556
  Class Y                                                 102        353        623       1,395

                             EXPENSES AND FEE TABLES

                        SHAREHOLDER TRANSACTION EXPENSES
                    (fees paid directly from your investment)

------------------------ --------------------- -------------------- --------------------- ---------------
                                                Maximum Front-End
                                                  Sales Charge       Maximum Contingent
                            Maximum Sales       (Load) Imposed on      Deferred Sales
                            Charge (Load)           Purchases          Charge (Load)
 Fund Names &  Classes    (as a % of offering       (as a % of       (as a % of offering
       of Shares                price)           offering price)           price)          Exchange Fee
------------------------ --------------------- -------------------- --------------------- ---------------

Global Technology Fund
------------------------
------------------------
        Class A               5.50%                 5.50%                 None               None
------------------------
        Class B               5.00%                  None                5.00%               None
------------------------
        Class C               2.00%                 1.00%                1.00%               None
------------------------
        Class Y                None                  None                 None               None
------------------------ --------------------- -------------------- --------------------- ---------------

                         ANNUAL FUND OPERATING EXPENSES1
                  (expenses that are deducted from Fund assets)

--------------------- ----------- --------------- --------- ------------- -------------- ----------
                                                               Total
                                                               Annual      Management
                                    Distribution               Fund        Fee Waivers
   Fund Names &        Management    and Service    Other     Operating    &  Expense      Net
  Classes of Shares      Fees      (12b-1) Fees   Expenses2   Expenses    Reimbursements Expenses3
--------------------- ----------- --------------- --------- ------------- -------------- ----------

 Global Technology Fund
---------------------
---------------------
      Class A           1.40%         0.25%       11.96%      13.61%         11.81%        1.80%
---------------------
      Class B           1.40%         1.00%       11.96%      14.36%         11.81%        2.55%
---------------------
      Class C           1.40%         1.00%       11.96%      14.36%         11.81%        2.55%
---------------------
      Class Y           1.40%          None       11.96%      13.28%         11.81%        1.55%
--------------------- ----------- -------------- ---------- ------------- -------------- ----------

1    The operating  expenses shown for the Class A shares and Class Y shares are based on expenses incurred during the Fund's most recent fiscal year ending
     June 30, 2001,  but have been restated to reflect the Fund's  current fees.
     The Class B shares  and Class C shares are new  classes  of shares,  so the operating  expenses for these  classes are based on estimated  expenses for the Fund's current fiscal year.

2    Includes  an  administrative  fee of  0.075%  paid by the  Fund to  Brinson
     Advisors.

3    Under the  permanent  expense  cap - Brinson  Partners  has  contracted  to permanently  waive its fees and  reimburse  certain  expenses so that total operating  expenses of the Fund,  exclusive  of 12b-1  fees,  do not exceed
     1.55% of each class of shares of the Fund.  Under the one-year  contractual expense cap - Brinson will agree to waives its fees and  reimburse  certain expenses so that total operation  expenses of the Fund,  exclusive of 12b-1 fees,  do not exceed 1.55% of each class of shares of the Fund for a period of one year from June 1, 2002 to May 31, 2003.

               Examples:
---------------------------------------------------- ---------- ----------- ---------- ----------
                                                       1 Year     3 Years    5 Years    10 Years
---------------------------------------------------- ---------- ----------- ---------- ----------
Global Technology Fund (with permanent expense cap)
  Class A                                                $723     $1,085     $1,471      $2,550
  Class B (assuming sale of all shares at end of          758      1,093      1,555       2,534
        period)
  Class B (assuming no sale of shares)                    258        793      1,355       2,534
  Class C (assuming sale of all shares at end of          456        886      1,442       2,956
        period)
  Class C (assuming no sale of shares)                    356        886      1,442       2,956
  Class Y                                                 158        490        845       1,845
Global Technology Fund (with one year contractual expense cap)
  Class A                                                $723     $3,154     $5,184      $8,914
  Class B (assuming sale of all shares at end of          758      3,232      5,328       8,942
        period)
  Class B (assuming no sale of shares)                    258      2,932      5,128       8,942
  Class C (assuming sale of all shares at end of          456      3,002      5,177       9,063
        period)
  Class C(assuming no sale of shares)                     356      3,002      5,177       9,063
  Class Y                                                 158      2,683      4,807       8,756

                             EXPENSES AND FEE TABLES

                        SHAREHOLDER TRANSACTION EXPENSES
                    (fees paid directly from your investment)

---------------------- --------------------- -------------------- --------------------- ---------------
                                              Maximum Front-End
                                                Sales Charge       Maximum Contingent
                          Maximum Sales       (Load) Imposed on      Deferred Sales
                          Charge (Load)           Purchases          Charge (Load)
Fund Names &  Classes   (as a % of offering       (as a % of       (as a % of offering
      of Shares               price)           offering price)           price)          Exchange Fee
---------------------- --------------------- -------------------- --------------------- ---------------

 Global Biotech Fund
----------------------
----------------------
       Class A                5.50%                 5.50%                 None               None
----------------------
       Class B                5.00%                  None                5.00%               None
----------------------
       Class C                2.00%                 1.00%                1.00%               None
----------------------
       Class Y                 None                  None                 None               None
---------------------- --------------------- -------------------- --------------------- ---------------

                         ANNUAL FUND OPERATING EXPENSES1
                  (expenses that are deducted from Fund assets)

--------------------- ----------- --------------- --------- ------------- -------------- ----------
                                                               Total
                                                               Annual      Management
                                    Distribution               Fund        Fee Waivers
   Fund Names &        Management    and Service    Other     Operating    &  Expense      Net
  Classes of Shares      Fees      (12b-1) Fees   Expenses2   Expenses    Reimbursements Expenses3
--------------------- ----------- --------------- --------- ------------- -------------- ----------

 Global Biotech Fund
---------------------
---------------------
       Class A          1.15%         0.25%        9.03%      10.43%          8.88%        1.55%
---------------------
       Class B          1.15%         1.00%        9.03%      11.18%          8.88%        2.30%
---------------------
       Class C          1.15%         1.00%        9.03%      11.18%          8.88%        2.30%
---------------------
       Class Y          1.15%          None        9.03%      10.10%          8.88%        1.30%
--------------------- ----------- --------------- --------- ------------- -------------- ----------

1    The operating  expenses shown for the Class A shares and Class Y shares are based on expenses incurred during the Fund's most recent fiscal year ending
     June 30, 2001,  but have been restated to reflect the Fund's  current fees.
     The Class B shares  and Class C shares are new  classes  of shares,  so the operating  expenses for these  classes are based on estimated  expenses for the Fund's current fiscal year.

2    Includes  an  administrative  fee of  0.075%  paid by the  Fund to  Brinson
     Advisors.

3    Under the  permanent  expense  cap - Brinson  Partners  has  contracted  to permanently  waive its fees and  reimburse  certain  expenses so that total operating  expenses of the Fund,  exclusive  of 12b-1  fees,  do not exceed
     1.30% of each class of shares of the Fund.  Under the one-year  contractual expense cap - Brinson will agree to waives its fees and  reimburse  certain expenses so that total operation  expenses of the Fund,  exclusive of 12b-1 fees,  do not exceed 1.30% of each class of shares of the Fund for a period of one year from June 1, 2002 to May 31, 2003.

               Examples:
---------------------------------------------------- ---------- ----------- ---------- ----------
                                                       1 Year     3 Years    5 Years    10 Years
---------------------------------------------------- ---------- ----------- ---------- ----------
Global Biotech Fund (with permanent expense cap)
  Class A                                                $699     $1,103     $1,348      $2,294
  Class B (assuming sale of all shares at end of          733      1,018      1,430       2,276
        period)
  Class B (assuming no sale of shares)                    233        718      1,230       2,276
  Class C (assuming sale of all shares at end of          431        811      1,318       2,709
        period)
  Class C (assuming no sale of shares)                    331        811      1,318       2,709
  Class Y                                                 132        412        713       1,568
Global Biotech Fund (with one year contractual expense cap)
  Class A                                                $699     $2,629     $4,355      $7,914
  Class B (assuming sale of all shares at end of          733      2,690      4,488       7,942
        period)
  Class B (assuming no sale of shares)                    233      2,390      4,288       7,942
  Class C (assuming sale of all shares at end of          431      2,466      4,345       8,117
        period)
  Class C(assuming no sale of shares)                     331      2,466      4,345       8,117
  Class Y                                                 132      2,122      3,913       7,652

                             EXPENSES AND FEE TABLES

                        SHAREHOLDER TRANSACTION EXPENSES
                    (fees paid directly from your investment)

---------------------- --------------------- -------------------- --------------------- ---------------
                                              Maximum Front-End
                                                Sales Charge       Maximum Contingent
                          Maximum Sales       (Load) Imposed on      Deferred Sales
                          Charge (Load)           Purchases          Charge (Load)
Fund Names &  Classes   (as a % of offering       (as a % of       (as a % of offering
      of Shares               price)           offering price)           price)          Exchange Fee
---------------------- --------------------- -------------------- --------------------- ---------------

  Global Bond Fund
----------------------
----------------------
       Class A                4.50%                 4.50%                 None               None
----------------------
       Class B                5.00%                  None                5.00%               None
----------------------
       Class C                1.75%                 1.00%                0.75%               None
----------------------
       Class Y                 None                  None                 None               None
---------------------- --------------------- -------------------- --------------------- ---------------

                         ANNUAL FUND OPERATING EXPENSES1
                  (expenses that are deducted from Fund assets)

--------------------- ----------- --------------- --------- ------------- -------------- ----------
                                                               Total
                                                               Annual      Management
                                    Distribution               Fund        Fee Waivers
   Fund Names &        Management    and Service    Other     Operating    &  Expense      Net
  Classes of Shares      Fees      (12b-1) Fees   Expenses2   Expenses    Reimbursements Expenses3
--------------------- ----------- --------------- --------- ------------- -------------- ----------

   Global Bond Fund
---------------------
---------------------
       Class A          0.75%         0.25%        0.34%       1.34%          0.19%        1.15%
---------------------
       Class B          0.75%         1.00%        0.34%       2.09%          0.19%        1.90%
---------------------
       Class C          0.75%         0.75%        0.34%       1.84%          0.19%        1.65%
---------------------
       Class Y          0.75%          None        0.34%       1.01%          0.19%        0.90%
--------------------- ----------- --------------- --------- ------------- -------------- ----------

1    The operating  expenses shown for the Class A shares and Class Y shares are based on expenses incurred during the Fund's most recent fiscal year ending
     June 30, 2001,  but have been restated to reflect the Fund's  current fees.
     The Class B shares  and Class C shares are new  classes  of shares,  so the operating  expenses for these  classes are based on estimated  expenses for the Fund's current fiscal year.

2    Includes  an  administrative  fee of  0.075%  paid by the  Fund to  Brinson
     Advisors.

3    Under the  permanent  expense  cap - Brinson  Partners  has  contracted  to permanently  waive its fees and  reimburse  certain  expenses so that total operating  expenses of the Fund,  exclusive  of 12b-1  fees,  do not exceed
     0.90% of each class of shares of the Fund.  Under the one-year  contractual expense cap - Brinson will agree to waives its fees and  reimburse  certain expenses so that total operation  expenses of the Fund,  exclusive of 12b-1 fees,  do not exceed 0.90% of each class of shares of the Fund for a period of one year from June 1, 2002 to May 31, 2003.

               Examples:
---------------------------------------------------- ---------- ----------- ---------- ----------
                                                      1 Year     3 Years     5 Years   10 Years
---------------------------------------------------- ---------- ----------- ---------- ----------
Global Bond Fund (with permanent expense cap)
  Class A                                                $562       $799     $1,054      $1,785
  Class B (assuming sale of all shares at end of          693        897      1,226       1,848
        period)
  Class B (assuming no sale of shares)                    193        597      1,026       1,848
  Class C (assuming sale of all shares at end of          341        615        988       2,035
        period)
  Class C (assuming no sale of shares)                    266        615        988       2,035
  Class Y                                                  92        287        498       1,108
Global Bond Fund (with one year contractual expense cap)
  Class A                                                $562       $838     $1,134      $1,974
  Class B (assuming sale of all shares at end of          693        937      1,300       2,038
        period)
  Class B (assuming no sale of shares)                    193        637      1,106       2,038
  Class C (assuming sale of all shares at end of          341        655      1,068       2,222
        period)
  Class C(assuming no sale of shares)                     266        655      1,068       2,222
  Class Y                                                  92        310        547       1,226

                             EXPENSES AND FEE TABLES

                        SHAREHOLDER TRANSACTION EXPENSES
                    (fees paid directly from your investment)

---------------------- --------------------- -------------------- --------------------- ---------------
                                              Maximum Front-End
                                                Sales Charge       Maximum Contingent
                          Maximum Sales       (Load) Imposed on      Deferred Sales
                          Charge (Load)           Purchases          Charge (Load)
Fund Names &  Classes   (as a % of offering       (as a % of       (as a % of offering
      of Shares               price)           offering price)           price)          Exchange Fee
---------------------- --------------------- -------------------- --------------------- ---------------

 U.S. Balanced Fund
----------------------
----------------------
       Class A                5.50%                 5.50%                 None               None
----------------------
       Class B                5.00%                  None                5.00%               None
----------------------
       Class C                2.00%                 1.00%                1.00%               None
----------------------
       Class Y                 None                  None                 None               None
---------------------- --------------------- -------------------- --------------------- ---------------

                         ANNUAL FUND OPERATING EXPENSES1
                  (expenses that are deducted from Fund assets)

--------------------- ----------- --------------- --------- ------------- -------------- ----------
                                                               Total
                                                               Annual      Management
                                    Distribution               Fund        Fee Waivers
   Fund Names &        Management    and Service    Other     Operating    &  Expense      Net
  Classes of Shares      Fees      (12b-1) Fees   Expenses2   Expenses    Reimbursements Expenses3
--------------------- ----------- --------------- --------- ------------- -------------- ----------

  U.S. Balanced Fund
---------------------
---------------------
       Class A          0.70%         0.25%        0.38%       1.33%          0.28%        1.05%
---------------------
       Class B          0.70%         1.00%        0.38%       2.08%          0.28%        1.80%
---------------------
       Class C          0.70%         1.00%        0.38%       2.08%          0.28%        1.80%
---------------------
       Class Y          0.70%          None        0.38%       1.08%          0.28%        0.80%
--------------------- ----------- --------------- --------- ------------- -------------- ----------

1    The operating  expenses shown for the Class A shares and Class Y shares are based on expenses incurred during the Fund's most recent fiscal year ending
     June 30, 2001,  but have been restated to reflect the Fund's  current fees.
     The Class B shares  and Class C shares are new  classes  of shares,  so the operating  expenses for these  classes are based on estimated  expenses for the Fund's current fiscal year.

2    Includes  an  administrative  fee of  0.075%  paid by the  Fund to  Brinson
     Advisors.

3    Under the  permanent  expense  cap - Brinson  Partners  has  contracted  to permanently  waive its fees and  reimburse  certain  expenses so that total operating  expenses of the Fund,  exclusive  of 12b-1  fees,  do not exceed
     0.80% of each class of shares of the Fund.  Under the one-year  contractual expense cap - Brinson will agree to waives its fees and  reimburse  certain expenses so that total operation  expenses of the Fund,  exclusive of 12b-1 fees,  do not exceed 0.80% of each class of shares of the Fund for a period of one year from June 1, 2002 to May 31, 2003.

               Examples:
---------------------------------------------------- ---------- ----------- ---------- ----------
                                                       1 Year     3 Years    5 Years    10 Years
---------------------------------------------------- ---------- ----------- ---------- ----------
U.S. Balanced Fund (with permanent expense cap)
  Class A                                                $651       $866     $1,098      $1,762
  Class B (assuming sale of all shares at end of          683        866      1,175       1,738
        period)
  Class B (assuming no sale of shares)                    183        566        975       1,738
  Class C (assuming sale of all shares at end of          381        661      1,065       2,195
        period)
  Class C (assuming no sale of shares)                    281        661      1,065       2,195
  Class Y                                                  82        255        444         990
U.S. Balanced Fund (with one year contractual expense cap)
  Class A                                                $651       $922     $1,213      $2,040
  Class B (assuming sale of all shares at end of          683        925      1,293       2,019
        period)
  Class B (assuming no sale of shares)                    183        625      1,093       2,019
  Class C (assuming sale of all shares at end of          381        719      1,182       2,464
        period)
  Class C(assuming no sale of shares)                     281        719      1,182       2,464
  Class Y                                                  82        316        568       1,292

                             EXPENSES AND FEE TABLES

                        SHAREHOLDER TRANSACTION EXPENSES
                    (fees paid directly from your investment)

--------------------------- -------------------- --------------------- --------------------- ---------------
                                                   Maximum Front-End
                                                 Sales Charge (Load)    Maximum Contingent
                               Maximum Sales          Imposed on          Deferred Sales
                               Charge (Load)          Purchases           Charge (Load)
 Fund Names &  Classes of        (as a % of       (as a % of offering   (as a % of offering
          Shares              offering price)           price)                price)          Exchange Fee
--------------------------- -------------------- --------------------- --------------------- ---------------

U.S. Large Cap Equity Fund
---------------------------
---------------------------
         Class A                   5.50%                 5.50%                None               None
---------------------------
         Class B                   5.00%                 None                 5.00%              None
---------------------------
         Class C                   2.00%                 1.00%                1.00%              None
---------------------------
         Class Y                   None                  None                 None               None
--------------------------- -------------------- --------------------- --------------------- ---------------

                         ANNUAL FUND OPERATING EXPENSES1
                  (expenses that are deducted from Fund assets)

--------------------- ----------- --------------- --------- ------------- -------------- ----------
                                                               Total
                                                               Annual      Management
                                    Distribution               Fund        Fee Waivers
   Fund Names &        Management    and Service    Other     Operating    &  Expense      Net
  Classes of Shares      Fees      (12b-1) Fees   Expenses2   Expenses    Reimbursements Expenses3
--------------------- ----------- --------------- --------- ------------- -------------- ----------

 U.S. Large Cap
   Equity Fund
---------------------
---------------------
    Class A             0.70%         0.25%        0.65%       1.60%          0.55%        1.05%
---------------------
    Class B             0.70%         1.00%        0.65%       2.35%          0.55%        1.80%
---------------------
    Class C             0.70%         1.00%        0.65%       2.35%          0.55%        1.80%
---------------------
    Class Y             0.70%          None        0.65%       1.35%          0.55%        0.80%
--------------------- ----------- -------------- --------- -------------- ------------- ----------

1    The operating  expenses shown for the Class A shares and Class Y shares are based on expenses incurred during the Fund's most recent fiscal year ending
     June 30, 2001,  but have been restated to reflect the Fund's  current fees.
     The Class B shares  and Class C shares are new  classes  of shares,  so the operating  expenses for these  classes are based on estimated  expenses for the Fund's current fiscal year.

2    Includes  an  administrative  fee of  0.075%  paid by the  Fund to  Brinson
     Advisors.

3    Under the  permanent  expense  cap - Brinson  Partners  has  contracted  to permanently  waive its fees and  reimburse  certain  expenses so that total operating  expenses of the Fund,  exclusive  of 12b-1  fees,  do not exceed
     0.80% of each class of shares of the Fund.  Under the one-year  contractual expense cap - Brinson will agree to waives its fees and  reimburse  certain expenses so that total operation  expenses of the Fund,  exclusive of 12b-1 fees,  do not exceed 0.80% of each class of shares of the Fund for a period of one year from June 1, 2002 to May 31, 2003.

               Examples:
---------------------------------------------------- ---------- ----------- ---------- ----------
                                                      1 Year     3 Years     5 Years   10 Years
---------------------------------------------------- ---------- ----------- ---------- ----------
U.S. Large Cap Equity Fund (with permanent expense cap)
  Class A                                                $651       $866     $1,098      $1,762
  Class B (assuming sale of all shares at end of          683        866      1,175       1,738
        period)
  Class B (assuming no sale of shares)                    183        566        975       1,738
  Class C (assuming sale of all shares at end of          381        661      1,065       2,195
        period)
  Class C (assuming no sale of shares)                    281        661      1,065       2,195
  Class Y                                                  82        255        444         990
U.S. Large Cap Equity Fund (with one year contractual expense cap)
  Class A                                                $651       $976     $1,324      $2,302
  Class B (assuming sale of all shares at end of          683        981      1,406       2,284
        period)
  Class B (assuming no sale of shares)                    183        681      1,206       2,284
  Class C (assuming sale of all shares at end of          381        774      1,294       2,718
        period)
  Class C(assuming no sale of shares)                     281        774      1,294       2,718
  Class Y                                                  82        373        687       1,576

                             EXPENSES AND FEE TABLES

                        SHAREHOLDER TRANSACTION EXPENSES
                    (fees paid directly from your investment)

---------------------------- -------------------- --------------------- --------------------- ---------------
                                                   Maximum Front-End
                                                  Sales Charge (Load)    Maximum Contingent
                                Maximum Sales          Imposed on          Deferred Sales
                                Charge (Load)          Purchases           Charge (Load)
  Fund Names &  Classes of        (as a % of       (as a % of offering   (as a % of offering
          Shares               offering price)           price)                price)          Exchange Fee
---------------------------- -------------------- --------------------- --------------------- ---------------

U.S. Large Cap Growth Fund
----------------------------
----------------------------
          Class A                  5.50%                 5.50%                None               None
----------------------------
          Class B                  5.00%                 None                 5.00%              None
----------------------------
          Class C                  2.00%                 1.00%                1.00%              None
----------------------------
          Class Y                  None                  None                 None               None
---------------------------- -------------------- --------------------- --------------------- ---------------

                         ANNUAL FUND OPERATING EXPENSES1
                  (expenses that are deducted from Fund assets)

--------------------- ----------- --------------- --------- ------------- -------------- ----------
                                                               Total
                                                               Annual      Management
                                    Distribution               Fund        Fee Waivers
   Fund Names &        Management    and Service    Other     Operating    &  Expense      Net
  Classes of Shares      Fees      (12b-1) Fees   Expenses2   Expenses    Reimbursements Expenses3
--------------------- ----------- --------------- --------- ------------- -------------- ----------

  U.S. Large Cap
   Growth Fund
---------------------
---------------------
   Class A              0.70%         0.25%        1.24%       2.19%          1.14%        1.05%
---------------------
   Class B              0.70%         1.00%        1.24%       2.94%          1.14%        1.80%
---------------------
   Class C              0.70%         1.00%        1.24%       2.94%          1.14%        1.80%
---------------------
   Class Y              0.70%          None        1.24%       1.94%          1.14%        0.80%
--------------------- ----------- -------------- ---------- ------------- ------------- ----------

1    The operating  expenses shown for the Class A shares and Class Y shares are based on expenses incurred during the Fund's most recent fiscal year ending
     June 30, 2001,  but have been restated to reflect the Fund's  current fees.
     The Class B shares  and Class C shares are new  classes  of shares,  so the operating  expenses for these  classes are based on estimated  expenses for the Fund's current fiscal year.

2    Includes  an  administrative  fee of  0.075%  paid by the  Fund to  Brinson
     Advisors.

3    Under the  permanent  expense  cap - Brinson  Partners  has  contracted  to permanently  waive its fees and  reimburse  certain  expenses so that total operating  expenses of the Fund,  exclusive  of 12b-1  fees,  do not exceed
     0.80% of each class of shares of the Fund.  Under the one-year  contractual expense cap - Brinson will agree to waives its fees and  reimburse  certain expenses so that total operation  expenses of the Fund,  exclusive of 12b-1 fees,  do not exceed 0.80% of each class of shares of the Fund for a period of one year from June 1, 2002 to May 31, 2003.

               Examples:
---------------------------------------------------- ---------- ----------- ---------- ----------
                                                      1 Year     3 Years     5 Years   10 Years
---------------------------------------------------- ---------- ----------- ---------- ----------
U.S. Large Cap Growth Fund (with permanent expense cap)
  Class A                                                $651       $866     $1,098      $1,762
  Class B (assuming sale of all shares at end of          683        866      1,175       1,738
        period)
  Class B (assuming no sale of shares)                    183        566        975       1,738
  Class C (assuming sale of all shares at end of          381        661      1,065       2,195
        period)
  Class C (assuming no sale of shares)                    281        661      1,065       2,195
  Class Y                                                  82        255        444         990
U.S. Large Cap Growth Fund (with one year contractual expense cap)
  Class A                                                $651     $1,094     $1,561      $2,850
  Class B (assuming sale of all shares at end of          683      1,102      1,647       2,839
        period)
  Class B (assuming no sale of shares)                    183        803      1,447       2,839
  Class C (assuming sale of all shares at end of          381        894      1,533       3,248
        period)
  Class C(assuming no sale of shares)                     281        894      1,533       3,248
  Class Y                                                  82        498        941       2,172

                             EXPENSES AND FEE TABLES

                        SHAREHOLDER TRANSACTION EXPENSES
                    (fees paid directly from your investment)

----------------------------- --------------------- --------------------- -------------------- ---------------
                                                     Maximum Front-End
                                                    Sales Charge (Load)   Maximum Contingent
                                 Maximum Sales           Imposed on         Deferred Sales
                                 Charge (Load)           Purchases           Charge (Load)
  Fund Names &  Classes of     (as a % of offering   (as a % of offering       (as a % of
           Shares                    price)                price)           offering price)     Exchange Fee
----------------------------- --------------------- --------------------- -------------------- ---------------

 U.S. Small Cap Growth Fund
-----------------------------
-----------------------------
          Class A                    5.50%                 5.50%                 None               None
-----------------------------
          Class B                    5.00%                  None                5.00%               None
-----------------------------
          Class C                    2.00%                 1.00%                1.00%               None
-----------------------------
          Class Y                     None                  None                 None               None
----------------------------- --------------------- --------------------- -------------------- ---------------

                         ANNUAL FUND OPERATING EXPENSES1
                  (expenses that are deducted from Fund assets)

--------------------- ----------- --------------- --------- ------------- -------------- ----------
                                                               Total
                                                               Annual      Management
                                    Distribution               Fund        Fee Waivers
   Fund Names &        Management    and Service    Other     Operating    &  Expense      Net
  Classes of Shares      Fees      (12b-1) Fees   Expenses2   Expenses    Reimbursements Expenses3
--------------------- ----------- --------------- --------- ------------- -------------- ----------

   U.S. Small Cap
     Growth Fund
---------------------
---------------------
     Class A            1.00%         0.25%        0.39%       1.64%          0.24%        1.40%
---------------------
     Class B            1.00%         1.00%        0.39%       2.39%          0.24%        2.15%
---------------------
     Class C            1.00%         1.00%        0.39%       2.39%          0.24%        2.15%
---------------------
     Class Y            1.00%          None        0.39%       1.39%          0.24%        1.15%
--------------------- ----------- -------------- --------- -------------- ------------- ----------

1    The operating  expenses shown for the Class A shares and Class Y shares are based on expenses incurred during the Fund's most recent fiscal year ending
     June 30, 2001,  but have been restated to reflect the Fund's  current fees.
     The Class B shares  and Class C shares are new  classes  of shares,  so the operating  expenses for these  classes are based on estimated  expenses for the Fund's current fiscal year.

2    Includes  an  administrative  fee of  0.075%  paid by the  Fund to  Brinson
     Advisors.

3    Under the  permanent  expense  cap - Brinson  Partners  has  contracted  to permanently  waive its fees and  reimburse  certain  expenses so that total operating  expenses of the Fund,  exclusive  of 12b-1  fees,  do not exceed
     1.15% of each class of shares of the Fund.  Under the one-year  contractual expense cap - Brinson will agree to waives its fees and  reimburse  certain expenses so that total operation  expenses of the Fund,  exclusive of 12b-1 fees,  do not exceed 1.15% of each class of shares of the Fund for a period of one year from June 1, 2002 to May 31, 2003.

               Examples:
---------------------------------------------------- ---------- ----------- ---------- ----------
                                                      1 Year     3 Years     5 Years   10 Years
---------------------------------------------------- ---------- ----------- ---------- ----------
U.S. Small Cap Growth Fund (with permanent expense cap)
  Class A                                                $685       $969     $1,274      $2,137
  Class B (assuming sale of all shares at end of          718        973      1,354       2,117
        period)
  Class B (assuming no sale of shares)                    218        673      1,154       2,117
  Class C (assuming sale of all shares at end of          416        766      1,243       2,558
        period)
  Class C (assuming no sale of shares)                    316        766      1,243       2,558
  Class Y                                                 117        365        633       1,398
U.S. Small Cap Growth Fund (with one year contractual expense cap)
  Class A                                                $685     $1,107     $1,371      $2,368
  Class B (assuming sale of all shares at end of          718      1,023      1,454       2,350
        period)
  Class B (assuming no sale of shares)                    218        723      1,254       2,350
  Class C (assuming sale of all shares at end of          416        815      1,341       2,781
        period)
  Class C(assuming no sale of shares)                     316        815      1,341       2,781
  Class Y                                                 117        416        738       1,648

                             EXPENSES AND FEE TABLES

                        SHAREHOLDER TRANSACTION EXPENSES
                    (fees paid directly from your investment)

---------------------- --------------------- -------------------- --------------------- ---------------
                                              Maximum Front-End
                                                Sales Charge       Maximum Contingent
                          Maximum Sales       (Load) Imposed on      Deferred Sales
                          Charge (Load)           Purchases          Charge (Load)
Fund Names &  Classes   (as a % of offering       (as a % of       (as a % of offering
      of Shares               price)           offering price)           price)          Exchange Fee
---------------------- --------------------- -------------------- --------------------- ---------------

  U.S. Equity Fund
----------------------
----------------------
       Class A                5.50%                 5.50%                 None               None
----------------------
       Class B                5.00%                  None                5.00%               None
----------------------
       Class C                2.00%                 1.00%                1.00%               None
----------------------
       Class Y                 None                  None                 None               None
---------------------- --------------------- -------------------- --------------------- ---------------

                         ANNUAL FUND OPERATING EXPENSES1
                  (expenses that are deducted from Fund assets)

--------------------- ----------- --------------- --------- ------------- -------------- ----------
                                                               Total
                                                               Annual      Management
                                    Distribution               Fund        Fee Waivers
   Fund Names &        Management    and Service    Other     Operating    &  Expense      Net
  Classes of Shares      Fees      (12b-1) Fees   Expenses2   Expenses    Reimbursements Expenses3
--------------------- ----------- --------------- --------- ------------- -------------- ----------

   U.S. Equity Fund
---------------------
---------------------
       Class A          0.70%         0.25%        0.22%       1.17%          0.12%        1.05%
---------------------
       Class B          0.70%         1.00%        0.22%       1.92%          0.12%        1.80%
---------------------
       Class C          0.70%         1.00%        0.22%       1.92%          0.12%        1.80%
---------------------
       Class Y          0.70%          None        0.22%       0.92%          0.12%        0.80%
--------------------- ----------- --------------- --------- ------------- -------------- ----------

1    The operating  expenses shown for the Class A shares and Class Y shares are based on expenses incurred during the Fund's most recent fiscal year ending
     June 30, 2001,  but have been restated to reflect the Fund's  current fees.
     The Class B shares  and Class C shares are new  classes  of shares,  so the operating  expenses for these  classes are based on estimated  expenses for the Fund's current fiscal year.

2    Includes  an  administrative  fee of  0.075%  paid by the  Fund to  Brinson
     Advisors.

3    Under the  permanent  expense  cap - Brinson  Partners  has  contracted  to permanently  waive its fees and  reimburse  certain  expenses so that total operating  expenses of the Fund,  exclusive  of 12b-1  fees,  do not exceed
     0.80% of each class of shares of the Fund.  Under the one-year  contractual expense cap - Brinson will agree to waives its fees and  reimburse  certain expenses so that total operation  expenses of the Fund,  exclusive of 12b-1 fees,  do not exceed 0.80% of each class of shares of the Fund for a period of one year from June 1, 2002 to May 31, 2003.

               Examples:
---------------------------------------------------- ---------- ----------- ---------- ----------
                                                      1 Year     3 Years     5 Years   10 Years
---------------------------------------------------- ---------- ----------- ---------- ----------
U.S. Equity Fund (with permanent expense cap)
  Class A                                                $651       $866     $1,098      $1,762
  Class B (assuming sale of all shares at end of          683        866      1,175       1,738
        period)
  Class B (assuming no sale of shares)                    183        566        975       1,738
  Class C (assuming sale of all shares at end of          381        661      1,065       2,195
        period)
  Class C (assuming no sale of shares)                    281        661      1,065       2,195
  Class Y                                                  82        255        444         990
U.S. Equity Fund (with one year contractual expense cap)
  Class A                                                $651       $890     $1,147      $1,882
  Class B (assuming sale of all shares at end of          683        891      1,126       1,859
        period)
  Class B (assuming no sale of shares)                    183        591      1,026       1,859
  Class C (assuming sale of all shares at end of          381        686      1,115       2,311
        period)
  Class C(assuming no sale of shares)                     281        686      1,115       2,311
  Class Y                                                  82        281        498       1,120

                             EXPENSES AND FEE TABLES

                        SHAREHOLDER TRANSACTION EXPENSES
                    (fees paid directly from your investment)

---------------------- --------------------- -------------------- --------------------- ---------------
                                              Maximum Front-End
                                                Sales Charge       Maximum Contingent
                          Maximum Sales       (Load) Imposed on      Deferred Sales
                          Charge (Load)           Purchases          Charge (Load)
Fund Names &  Classes   (as a % of offering       (as a % of       (as a % of offering
      of Shares               price)           offering price)           price)          Exchange Fee
---------------------- --------------------- -------------------- --------------------- ---------------

   U.S. Bond Fund
----------------------
----------------------
       Class A                4.50%                 4.50%                 None               None
----------------------
       Class B                5.00%                  None                5.00%               None
----------------------
       Class C                1.75%                 1.00%                0.75%               None
----------------------
       Class Y                 None                  None                 None               None
---------------------- --------------------- -------------------- --------------------- ---------------

                         ANNUAL FUND OPERATING EXPENSES1
                  (expenses that are deducted from Fund assets)

--------------------- ----------- --------------- --------- ------------- -------------- ----------
                                                               Total
                                                               Annual      Management
                                    Distribution               Fund        Fee Waivers
   Fund Names &        Management    and Service    Other     Operating    &  Expense      Net
  Classes of Shares      Fees      (12b-1) Fees   Expenses2   Expenses    Reimbursements Expenses3
--------------------- ----------- --------------- --------- ------------- -------------- ----------

    U.S. Bond Fund
---------------------
---------------------
       Class A          0.50%         0.25%        0.25%       1.00%          0.15%        0.85%
---------------------
       Class B          0.50%         1.00%        0.25%       1.75%          0.15%        1.60%
---------------------
       Class C          0.50%         0.75%        0.25%       1.50%          0.15%        1.35%
---------------------
       Class Y          0.50%          None        0.25%       0.75%          0.15%        0.60%
--------------------- ----------- --------------- --------- ------------- -------------- ----------

1    The operating  expenses shown for the Class A shares and Class Y shares are based on expenses incurred during the Fund's most recent fiscal year ending
     June 30, 2001,  but have been restated to reflect the Fund's  current fees.
     The Class B shares  and Class C shares are new  classes  of shares,  so the operating  expenses for these  classes are based on estimated  expenses for the Fund's current fiscal year.

2    Includes  an  administrative  fee of  0.075%  paid by the  Fund to  Brinson
     Advisors.

3    Under the  permanent  expense  cap - Brinson  Partners  has  contracted  to permanently  waive its fees and  reimburse  certain  expenses so that total operating  expenses of the Fund,  exclusive  of 12b-1  fees,  do not exceed
     0.60% of each class of shares of the Fund.  Under the one-year  contractual expense cap - Brinson will agree to waives its fees and  reimburse  certain expenses so that total operation  expenses of the Fund,  exclusive of 12b-1 fees,  do not exceed 0.60% of each class of shares of the Fund for a period of one year from June 1, 2002 to May 31, 2003.

               Examples:
---------------------------------------------------- ---------- ----------- ---------- ----------
                                                      1 Year     3 Years     5 Years   10 Years
---------------------------------------------------- ---------- ----------- ---------- ----------
U.S. Bond Fund (with permanent expense cap)
  Class A                                                $533       $709       $900      $1,452
  Class B (assuming sale of all shares at end of          663        805      1,071       1,514
        period)
  Class B (assuming no sale of shares)                    163        505        871       1,514
  Class C (assuming sale of all shares at end of          311        523        832       1,708
        period)
  Class C (assuming no sale of shares)                    236        523        832       1,708
  Class Y                                                  61        192        335         750
U.S. Bond Fund (with one year contractual expense cap)
  Class A                                                $533       $740       $964      $1,607
  Class B (assuming sale of all shares at end of          663        836      1,135       1,669
        period)
  Class B (assuming no sale of shares)                    163        536        935       1,669
  Class C (assuming sale of all shares at end of          311        555        396       1,860
        period)
  Class C(assuming no sale of shares)                     236        555        896       1,860
  Class Y                                                  61        225        402         916

                             EXPENSES AND FEE TABLES

                        SHAREHOLDER TRANSACTION EXPENSES
                    (fees paid directly from your investment)

---------------------- --------------------- -------------------- --------------------- ---------------
                                              Maximum Front-End
                                                Sales Charge       Maximum Contingent
                          Maximum Sales       (Load) Imposed on      Deferred Sales
                          Charge (Load)           Purchases          Charge (Load)
Fund Names &  Classes   (as a % of offering       (as a % of       (as a % of offering
      of Shares               price)           offering price)           price)          Exchange Fee
---------------------- --------------------- -------------------- --------------------- ---------------

   High Yield Fund
----------------------
----------------------
       Class A                4.50%                 4.50%                 None               None
----------------------
       Class B                5.00%                  None                5.00%               None
----------------------
       Class C                1.75%                 1.00%                0.75%               None
----------------------
       Class Y                 None                  None                 None               None
---------------------- --------------------- -------------------- --------------------- ---------------

                         ANNUAL FUND OPERATING EXPENSES1
                  (expenses that are deducted from Fund assets)

--------------------- ----------- --------------- --------- ------------- -------------- ----------
                                                               Total
                                                               Annual      Management
                                    Distribution               Fund        Fee Waivers
   Fund Names &        Management    and Service    Other     Operating    &  Expense      Net
  Classes of Shares      Fees      (12b-1) Fees   Expenses2   Expenses    Reimbursements Expenses3
--------------------- ----------- --------------- --------- ------------- -------------- ----------

   High Yield Fund
---------------------
---------------------
       Class A          0.60%         0.25%        0.34%       1.19%          0.24%        0.95%
---------------------
       Class B          0.60%         1.00%        0.34%       1.94%          0.24%        1.70%
---------------------
       Class C          0.60%         0.75%        0.34%       1.69%          0.24%        1.45%
---------------------
       Class Y          0.60%          None        0.34%       0.94%          0.24%        0.70%
--------------------- ----------- --------------- --------- ------------- -------------- ----------

1    The operating  expenses shown for the Class A shares and Class Y shares are based on expenses incurred during the Fund's most recent fiscal year ending
     June 30, 2001,  but have been restated to reflect the Fund's  current fees.
     The Class B shares  and Class C shares are new  classes  of shares,  so the operating  expenses for these  classes are based on estimated  expenses for the Fund's current fiscal year.

2    Includes  an  administrative  fee of  0.075%  paid by the  Fund to  Brinson
     Advisors.

3    Under the  permanent  expense  cap - Brinson  Partners  has  contracted  to permanently  waive its fees and  reimburse  certain  expenses so that total operating  expenses of the Fund,  exclusive  of 12b-1  fees,  do not exceed
     0.70% of each class of shares of the Fund.  Under the one-year  contractual expense cap - Brinson will agree to waives its fees and  reimburse  certain expenses so that total operation  expenses of the Fund,  exclusive of 12b-1 fees,  do not exceed 0.70% of each class of shares of the Fund for a period of one year from June 1, 2002 to May 31, 2003.

               Examples:
---------------------------------------------------- ---------- ----------- ---------- ----------
                                                      1 Year     3 Years     5 Years   10 Years
---------------------------------------------------- ---------- ----------- ---------- ----------
High Yield Fund (with permanent expense cap)
  Class A                                                $543       $739       $952      $1,564
  Class B (assuming sale of all shares at end of          673        836      1,123       1,627
        period)
  Class B (assuming no sale of shares)                    173        536        923       1,627
  Class C (assuming sale of all shares at end of          321        554        884       1,818
        period)
  Class C (assuming no sale of shares)                    246        554        884       1,818
  Class Y                                                  72        224        390         871
High Yield Fund (with one year contractual expense cap)
  Class A                                                $543       $788     $1,053      $1,808
  Class B (assuming sale of all shares at end of          673        886      1,225       1,871
        period)
  Class B (assuming no sale of shares)                    173        586      1,025       1,871
  Class C (assuming sale of all shares at end of          321        604        986       2,058
        period)
  Class C(assuming no sale of shares)                     246        604        986       2,058
  Class Y                                                  72        276        497       1,133

                             EXPENSES AND FEE TABLES

                        SHAREHOLDER TRANSACTION EXPENSES
                    (fees paid directly from your investment)

------------------------- --------------------- -------------------- --------------------- ---------------
                                                 Maximum Front-End
                                                   Sales Charge       Maximum Contingent
                             Maximum Sales       (Load) Imposed on      Deferred Sales
                             Charge (Load)           Purchases          Charge (Load)
Fund Names &  Classes of   (as a % of offering       (as a % of       (as a % of offering
         Shares                  price)           offering price)           price)          Exchange Fee
------------------------- --------------------- -------------------- --------------------- ---------------

  International Equity
          Fund
-------------------------
-------------------------
        Class A                  5.50%                 5.50%                 None               None
-------------------------
        Class B                  5.00%                  None                5.00%               None
-------------------------
        Class C                  2.00%                 1.00%                1.00%               None
-------------------------
        Class Y                   None                  None                 None               None
------------------------- --------------------- -------------------- --------------------- ---------------

                         ANNUAL FUND OPERATING EXPENSES1
                  (expenses that are deducted from Fund assets)

--------------------- ----------- --------------- --------- ------------- -------------- ----------
                                                               Total
                                                               Annual      Management
                                    Distribution               Fund        Fee Waivers
   Fund Names &        Management    and Service    Other     Operating    &  Expense      Net
  Classes of Shares      Fees      (12b-1) Fees   Expenses2   Expenses    Reimbursements Expenses3
--------------------- ----------- --------------- --------- ------------- -------------- ----------

 International
  Equity Fund
---------------------
---------------------
    Class A             0.80%         0.25%        0.19%       1.24%          0.00%        1.24%
---------------------
    Class B             0.80%         1.00%        0.19%       1.99%          0.00%        1.99%
---------------------
    Class C             0.80%         1.00%        0.19%       1.99%          0.00%        1.99%
---------------------
    Class Y             0.80%          None        0.19%       0.99%          0.00%        0.99%
--------------------- ----------- -------------- ---------- ------------- -------------- ----------

1    The operating  expenses shown for the Class A shares and Class Y shares are based on expenses incurred during the Fund's most recent fiscal year ending
     June 30, 2001,  but have been restated to reflect the Fund's  current fees.
     The Class B shares  and Class C shares are new  classes  of shares,  so the operating  expenses for these  classes are based on estimated  expenses for the Fund's current fiscal year.

2    Includes  an  administrative  fee of  0.075%  paid by the  Fund to  Brinson
     Advisors.

3    Under the  permanent  expense  cap - Brinson  Partners  has  contracted  to permanently  waive its fees and  reimburse  certain  expenses so that total operating  expenses of the Fund,  exclusive  of 12b-1  fees,  do not exceed
     1.00% of each class of shares of the Fund.  Under the one-year  contractual expense cap - Brinson will agree to waives its fees and  reimburse  certain expenses so that total operation  expenses of the Fund,  exclusive of 12b-1 fees,  do not exceed 1.00% of each class of shares of the Fund for a period of one year from June 1, 2002 to May 31, 2003.

               Examples:
---------------------------------------------------- ---------- ----------- ---------- ----------
                                                      1 Year     3 Years     5 Years   10 Years
---------------------------------------------------- ---------- ----------- ---------- ----------
International Equity Fund (with permanent expense cap)
  Class A                                                $669       $922     $1,194      $1,967
  Class B (assuming sale of all shares at end of          702        924      1,273       1,946
        period)
  Class B (assuming no sale of shares)                    202        624      1,073       1,946
  Class C (assuming sale of all shares at end of          400        718      1,162       2,394
        period)
  Class C (assuming no sale of shares)                    300        718      1,162       2,394
  Class Y                                                 101        315        547       1,213
International Equity Fund (with one year contractual expense cap)
  Class A                                                $669       $922     $1,194      $1,967
  Class B (assuming sale of all shares at end of          702        924      1,273       1,946
        period)
  Class B (assuming no sale of shares)                    202        624      1,073       1,946
  Class C (assuming sale of all shares at end of          400        718      1,162       2,394
        period)
  Class C(assuming no sale of shares)                     300        718      1,162       2,394
  Class Y                                                 101        315        547       1,213

                                                                       EXHIBIT C

                    CURRENT INVESTMENT ADVISORY AGREEMENT FOR
                            BRINSON GLOBAL BOND FUND

                          INVESTMENT ADVISORY AGREEMENT

     AGREEMENT  made this 25th day of April,  1995 by and  between  The  Brinson
Funds,  a Delaware  business trust (the "Trust") and Brinson  Partners,  Inc., a
Delaware corporation (the "Advisor").

     1. Duties of the Advisor.  The Trust hereby  appoints the Advisor to act as investment advisor to the Brinson Global Bond Fund (the "Series") for the period and on such terms set forth in this Agreement.  The Trust employs the Advisor to manage  the  investment  and  reinvestment  of  the  assets  of the  Series,  to continuously  review,  supervise and administer  the  investment  program of the
Series,  to determine in its  discretion  the assets to be held  uninvested,  to provide the Trust with records  concerning  the Advisor's  activities  which the
Trust is  required to  maintain,  and to render  regular  reports to the Trust's officers  and  Board of  Trustees  concerning  the  Advisor's  discharge  of the
foregoing   responsibilities.   The  Advisor   shall   discharge  the  foregoing
responsibilities  subject  to the  control  of the  officers  and the  Board  of
Trustees of the Trust,  and in  compliance  with the  objectives,  policies  and limitations  set forth in the Trust's  Prospectus  and  Statement of  Additional
Information.  The  Advisor  accepts  such  employment  and  agrees to render the services and to provide,  at its own  expense,  the office  space,  furnishings, equipment and the personnel  required by it to perform the services on the terms and for the compensation provided herein. With respect to foreign securities, at
its  own  expense,   the  Advisor  may  obtain  statistical  and  other  factual information and advice  regarding  economic  factors and trends from its foreign subsidiaries,  but  it may  not  generally  receive  advice  or  recommendations regarding the purchase or sale of securities from such subsidiaries.

     2.  Portfolio  Transactions.  The Advisor  shall  provide the Series with a trading  department  and with  respect to  foreign  securities,  the  Advisor is authorized to utilize the trading  department of its foreign  subsidiaries.  The
Advisor  shall  select,  and with  respect to its  foreign  subsidiaries,  shall monitor the selection of, the brokers or dealers that will execute the purchases and sales of  securities  for the Series and is directed to use its best efforts to  ensure  that the  best  available  price  and most  favorable  execution  of securities  transactions  for the  Series  are  obtained.  Subject  to  policies established  by the  Board of  Trustees  of the Trust  and  communicated  to the
Advisor,  it is  understood  that the  Advisor  will not be deemed to have acted unlawfully,  or to have breached a fiduciary  duty to the Trust or in respect of the Series,  or be in breach of any obligation  owing to the Trust or in respect of the Series under this Agreement, or otherwise, solely by reason of its having caused the Series to pay a member of a securities exchange, a broker or a dealer a commission for effecting a securities  transaction for the Series in excess of the amount of commission  another member of an exchange,  broker or dealer would have charged if the Advisor  determines in good faith that the  commission  paid was  reasonable  in relation to the brokerage or research  services  provided by such member, broker or dealer, viewed in terms of that particular transaction or the Advisor's overall  responsibilities with respect to the accounts,  including the Series,  as to which it exercises  investment  discretion.  The Advisor will promptly communicate to the officers and directors of the Trust such information relating to the Series transactions as they may reasonably request.

     3.  Compensation  of the  Advisor.  For the  services to be rendered by the
Advisor as provided in Section 1 and 2 of this  Agreement,  the Series shall pay to the Advisor within five business days after the end of each calendar month, a monthly fee of one twelfth of 0.75% of the Series'  average daily net assets for the month.

     In the event of  termination  of this  Agreement,  the fee provided in this
Section 3 shall be paid on a pro rata  basis,  based on the  number of days when this Agreement was in effect.

     4. Reports.  The Series and the Advisor agree to furnish to each other such information  regarding their operations with regard to their affairs as each may reasonably request.

     5. Status of Advisor.  The services of the Advisor to the Series are not to be deemed exclusive, and the Advisor shall be free to render similar services to others so long as its services to the Series are not impaired thereby.

     6. Liability of Advisor. In the absence of willful misfeasance,  bad faith, gross  negligence or reckless  disregard by the Advisor of its  obligations  and duties hereunder,  the Advisor shall not be subject to any liability  whatsoever to the Series,  or to any shareholder of the Series,  for any error of judgment, mistake of law or any other act or omission in the course of, or connected with, rendering services hereunder including,  without limitation, for any losses that may be sustained in connection with the purchase, holding, redemption or sale of any security on behalf of the Series.

     7. Duration and Termination. This Agreement shall become effective on April
25,  1995  provided  that first it is  approved  by the Board of Trustees of the
Trust,  including  a  majority  of those  trustees  who are not  parties to this
Agreement or interested  persons of any party hereto,  in the manner provided in
Section  15(c) of the  Investment  Company Act of 1940,  and by the holders of a majority of the outstanding  voting securities of the Series; and shall continue in effect  until April 25,  1997.  Thereafter,  this  Agreement  may continue in effect  only if such  continuance  is  approved  at least  annually  by: (i) the
Trust's Board of Trustees or, (ii) by the vote of a majority of the  outstanding voting securities of the Series;  and in either event by a vote of a majority of those  trustees of the Trust who are not parties to this Agreement or interested persons  of any such  party  in the  manner  provided  in  Section  15(c) of the
Investment Company Act of 1940. This Agreement may be terminated by the Trust at any time,  without the payment of any  penalty,  by the Board of Trustees of the
Trust  or by  vote  of the  holders  of a  majority  of the  outstanding  voting securities  of the  Series  on 60 days'  written  notice  to the  Advisor.  This
Agreement may be  terminated by the Advisor at any time,  without the payment of any penalty,  upon 60 days' written  notice to the Trust.  This  Agreement  will automatically  terminate in the event of its  assignment.  Any notice under this
Agreement shall be given in writing, addressed and delivered or mailed postpaid, to the other party at the principal office of such party.

     As used in this Section 7, the terms "assignment," "interested person," and
"a vote of a  majority  of the  outstanding  voting  securities"  shall have the respective  meanings set forth in Section 2(a)(4),  Section 2(a)(19) and Section
2(a)(42) of the 1940 Act and Rule 18f-2 thereunder.

     8. Name of Adviser.  The parties  agree that the Advisor has a  proprietary interest  in the name  "Brinson,"  and the Trust  agrees to  promptly  take such action as may be necessary to delete from its corporate  name and/or the name of the Series any reference to the name of the Advisor  promptly after receipt from the Advisor of a written request therefor.

     9. Severability.  If any provisions of this Agreement shall be held or made invalid by a court decision,  statute, rule or otherwise,  the remainder of this
Agreement shall not be affected thereby.

     IN WITNESS  WHEREOF,  the parties  hereto have caused this  Agreement to be executed as of this 25th day of April, 1995.

Attest:                                     THE BRINSON FUNDS

By:   /s/ Bruce G. Leto                     By:   /s/ E. Thomas McFarlan
      ------------------------------              ----------------------
      Bruce G. Leto                               E. Thomas McFarlan
      Secretary                                   President

Attest:                                     BRINSON PARTNERS, INC.

By:   /s/ Michael J. Jacobs                 By:   /s/ Samuel W. Anderson
      ------------------------------              ----------------------
      Michael J. Jacobs                           Samuel W. Anderson
      Assistant Secretary                         Vice President

                                                                       EXHIBIT D

                   PROPOSED INVESTMENT ADVISORY AGREEMENT FOR
                                      FUNDS

                          INVESTMENT ADVISORY AGREEMENT

     AGREEMENT  made this ____ day of  ____________,  2002,  by and  between The
Brinson  Funds, a Delaware  business  trust (the "Trust") and Brinson  Partners,
Inc., a Delaware corporation (the "Advisor").

     1. Duties of the Advisor.  The Trust hereby  appoints the Advisor to act as investment advisor to the ____________ Fund (the "Series") for the period and on such terms set forth in this Agreement.  The Trust employs the Advisor to manage the investment and  reinvestment  of the assets of the Series,  to  continuously review,  supervise  and  administer  the  investment  program of the Series,  to determine in its  discretion  the assets to be held  uninvested,  to provide the
Trust  with  records  concerning  the  Advisor's  activities  which the Trust is required to maintain,  and to render regular reports to the Trust's officers and
Board  of  Trustees   concerning  the  Advisor's   discharge  of  the  foregoing
responsibilities.  The Advisor shall  discharge  the foregoing  responsibilities subject to the control of the  officers  and the Board of Trustees of the Trust, and in compliance with the objectives, policies and limitations set forth in the
Trust's Prospectus and Statement of Additional Information.  The Advisor accepts such  employment  and agrees to render the services  and to provide,  at its own expense, the office space, furnishings,  equipment and the personnel required by it to  perform  the  services  on the  terms and for the  compensation  provided herein. With respect to foreign securities,  at its own expense, the Advisor may obtain  statistical and other factual  information and advice regarding economic factors  and trends  from its foreign  subsidiaries,  and may obtain  investment services  from the  investment  advisory  personnel  of its  affiliates  located throughout  the  world to the  extent  permitted  under  interpretations  of the federal securities laws.

     2.  Portfolio  Transactions.  The Advisor  shall  provide the Series with a trading  department,  and with  respect to foreign  securities,  the  Advisor is authorized to utilize the trading  departments  of its foreign  affiliates.  The
Advisor shall select,  and with respect to its foreign  affiliates or the use of any  sub-advisors,  shall  monitor the selection of, the brokers or dealers that will  execute  the  purchases  and sales of  securities  for the  Series  and is directed  to use its best  efforts to ensure that the best  available  price and most favorable execution of securities transactions for the Series are obtained.
Subject  to  policies  established  by the  Board of  Trustees  of the Trust and communicated  to the  Advisor,  it is  understood  that the Advisor  will not be deemed to have acted  unlawfully,  or to have  breached a fiduciary  duty to the
Trust or in respect of the Series,  or be in breach of any  obligation  owing to the Trust or in respect of the Series under this Agreement, or otherwise, solely by reason  of its  having  caused  the  Series  to pay a member of a  securities exchange,  a  broker  or a  dealer  a  commission  for  effecting  a  securities transaction for the Series in excess of the amount of commission  another member of an exchange, broker or dealer would have charged if the Advisor determines in good faith that the commission  paid was reasonable in relation to the brokerage or research services provided by such member,  broker or dealer, viewed in terms of that particular  transaction or the Advisor's overall  responsibilities  with respect to the Series and to other  funds and  advisory  accounts  for which the
Advisor  or any  Sub-Advisor,  as  defined  in  paragraph  7  hereof,  exercises investment discretion. The Advisor will promptly communicate to the officers and directors of the Trust such information  relating to the Series  transactions as they may reasonably request.

     3.  Compensation  of the  Advisor.  For the  services to be rendered by the
Advisor as provided in Section 1 and 2 of this  Agreement,  the Series shall pay to the Advisor within five business days after the end of each calendar month, a monthly fee of one twelfth of ____% of the Series'  average daily net assets for the month.

     In the event of  termination  of this  Agreement,  the fee provided in this
Section 3 shall be paid on a pro rata  basis,  based on the  number of days when this Agreement was in effect.

     4. Reimbursement of Fee Waivers and Expense  Reimbursements.  If on any day
during which this  Agreement is in effect,  the estimated  annualized  Operating
Expenses  (as  defined  below)  of the  Series  for that  day are less  than the
Operating  Expense  Limit (as defined  below),  the Advisor shall be entitled to reimbursement by the Series of the investment management fees waived or reduced, and of any expense reimbursements or similar payments remitted by the Advisor to the Series  pursuant to the Advisor's  agreement to limit the Series'  Operating
Expenses (the "Reimbursement Amount") during any of the previous five (5) years, to the extent that the Series' annualized Operating Expenses, plus the amount so reimbursed,  equals,  for such day, the Operating  Expense Limit,  provided that such amount paid to the Advisor will in no event exceed the total  Reimbursement
Amount and will not include any amounts  previously  reimbursed by the Series to the  Advisor.  For purposes of this Section 4: (i)  "Operating  Expenses"  shall include the  ordinary  operating  expenses  incurred by the Series in any fiscal year,  including,  without limitation,  management fees paid to the Advisor, but excluding interest, taxes, brokerage commissions, other investment-related costs and  extraordinary  expenses not incurred in the ordinary  course of the Series'
business;  and (ii) "Operating  Expense Limit" shall mean the rate of the "Total
Expense  Limit" as a  percentage  of  average  daily net assets of the Series as stated  in the then  current  registration  statement  of the  Series,  plus any distribution  service fees under Rule 12b-1 under the Investment  Company Act of
1940  and/or  shareholder   service  fees  as  described  in  the  then  current
registration  statement of the Series,  as  determined  from time to time by the
Board of Trustees of the Trust.

     5. Reports.  The Series and the Advisor agree to furnish to each other such information  regarding their operations with regard to their affairs as each may reasonably request.

     6. Status of Advisor.  The services of the Advisor to the Series are not to be deemed exclusive, and the Advisor shall be free to render similar services to others so long as its services to the Series are not impaired thereby.

     7. Liability of Advisor. In the absence of willful misfeasance,  bad faith, gross  negligence or reckless  disregard by the Advisor of its  obligations  and duties hereunder,  the Advisor shall not be subject to any liability  whatsoever to the Series,  or to any shareholder of the Series,  for any error of judgment, mistake of law or any other act or omission in the course of, or connected with, rendering services hereunder including,  without limitation, for any losses that may be sustained in connection with the purchase, holding, redemption or sale of any security on behalf of the Series.

     8. Delegation of Responsibilities to Sub-Advisors.  The Advisor may, at its
expense,  select  and  contract  with  one or more  affiliated  or  unaffiliated investment  advisors  registered  under  the  Investment  Advisers  Act of  1940
("Sub-Advisors") to perform some or all of the services for the Series for which it is  responsible  under  this  Agreement.  The  Advisor  will  compensate  any
Sub-Advisor  for its  services to the Series.  The  Advisor  may  terminate  the services of any  Sub-Advisor  at any time in its sole  discretion,  and shall at such time  assume  the  responsibility  of such  Sub-Advisor  unless and until a successor  Sub-Advisor  is  selected  and the  requisite  approval of all of the
Series'   shareholders   is  obtained.   The  Advisor  will   continue  to  have
responsibility for all advisory services furnished by any Sub-Advisor.

     9.  Duration and  Termination.  This  Agreement  shall become  effective on
____________,  2002  provided that first it is approved by the Board of Trustees of the Trust, including a majority of those trustees who are not parties to this
Agreement or interested  persons of any party hereto,  in the manner provided in
Section  15(c) of the  Investment  Company Act of 1940,  and by the holders of a majority of the outstanding  voting securities of the Series; and shall continue in effect until ____________,  2004. Thereafter,  this Agreement may continue in effect  only if such  continuance  is  approved  at least  annually  by: (i) the
Trust's Board of Trustees or, (ii) by the vote of a majority of the  outstanding voting securities of the Series;  and in either event by a vote of a majority of those  trustees of the Trust who are not parties to this Agreement or interested persons  of any such  party  in the  manner  provided  in  Section  15(c) of the
Investment Company Act of 1940. This Agreement may be terminated by the Trust at any time,  without the payment of any  penalty,  by the Board of Trustees of the
Trust  or by  vote  of the  holders  of a  majority  of the  outstanding  voting securities  of the  Series  on 60 days'  written  notice  to the  Advisor.  This
Agreement may be  terminated by the Advisor at any time,  without the payment of any penalty,  upon 60 days' written  notice to the Trust.  This  Agreement  will automatically  terminate in the event of its  assignment.  Any notice under this
Agreement shall be given in writing, addressed and delivered or mailed postpaid, to the other party at the principal office of such party.

     As used in this Section 9, the terms "assignment," "interested person," and
"a vote of a  majority  of the  outstanding  voting  securities"  shall have the respective  meanings set forth in Section 2(a)(4),  Section 2(a)(19) and Section
2(a)(42) of the 1940 Act and Rule 18f-2 thereunder.

     10. Name of Advisor.  The parties  agree that the Advisor has a proprietary interest  in the name  "Brinson,"  and the Trust  agrees to  promptly  take such action as may be necessary to delete from its corporate  name and/or the name of the Series any reference to the name of the Advisor  promptly after receipt from the Advisor of a written request therefor.

     11. Severability. If any provisions of this Agreement shall be held or made invalid by a court decision,  statute, rule or otherwise,  the remainder of this
Agreement shall not be affected thereby.

     IN WITNESS  WHEREOF,  the parties  hereto have caused this  Agreement to be executed as of this ____ day of _________, 2002.

Attest:                                      THE BRINSON FUNDS

By: ____________________                     By: ____________________
    Name                                         Name
    Title                                        Title

Attest:                                      BRINSON PARTNERS, INC.

By: ____________________                     By: ____________________
    Name                                         Name
    Title                                        Title